AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 2, 2000


                                       SECURITIES ACT REGISTRATION NO. 333-23593
                               INVESTMENT COMPANY ACT REGISTRATION NO. 811-08101
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [ ]
                           PRE-EFFECTIVE AMENDMENT NO.                     [ ]
                         POST-EFFECTIVE AMENDMENT NO. 3                    [X]


                                     AND/OR


                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940
                                 AMENDMENT NO. 4                           [X]

                        (Check appropriate box or boxes)

                                   ----------

                              PRUDENTIAL HIGH YIELD
                             TOTAL RETURN FUND, INC.
               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE) REGISTRANTS'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7530

                                   ----------

                              DEBORAH A. DOCS, ESQ.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
                     (Name and address of agent for service)

                                   ----------

       APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICAL
             AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.

                                   ----------

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

[X]  immediately upon filing pursuant to paragraph (b)

[ ]  on (date) pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on ___________ pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)

[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective Amendment.

                                   ----------

Title of Securities Being Registered ............. Shares of Common Stock,
                                                   $.0001 Par Value

================================================================================

                                                       PROSPECTUS JUNE 5, 2000


PRUDENTIAL
HIGH YIELD TOTAL RETURN FUND, INC.

FUND TYPE Junk bond and stock

OBJECTIVE Total return through high current income and capital appreciation









BUILD

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                                                   ON THE ROCK




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.


                                              [LOGO]  PRUDENTIAL



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TABLE OF CONTENTS
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1   RISK/RETURN SUMMARY
1   Investment Objective and Principal Strategies
1   Principal Risks

3   Evaluating Performance
4   Fees and Expenses

6   HOW THE FUND INVESTS
6   Investment Objective and Policies
8   Other Investments and Strategies
12  Investment Risks

17  HOW THE FUND IS MANAGED
17  Board of Directors
17  Manager
17  Investment Adviser
18  Distributor

19  FUND DISTRIBUTIONS AND TAX ISSUES
19  Distributions
20  Tax Issues
21  If You Sell or Exchange Your Shares

23  HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
23  How to Buy Shares
31  How to Sell Your Shares
34  How to Exchange Your Shares
36  Telephone Redemptions or Exchanges

37  FINANCIAL HIGHLIGHTS
37  Class A Shares
38  Class B Shares
39  Class C Shares
40  Class Z Shares

41  THE PRUDENTIAL MUTUAL FUND FAMILY

A-1 DESCRIPTION OF SECURITY RATINGS


    For More Information (Back Cover)


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PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.        (telephone)  (800) 225-1852

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RISK/RETURN SUMMARY
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This section highlights key information about the PRUDENTIAL HIGH YIELD TOTAL
RETURN FUND, INC., which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is TOTAL RETURN THROUGH HIGH CURRENT INCOME AND CAPITAL APPRECIATION. This means we seek investments that will provide high yields and investments that will increase in value. We normally invest at least 65% of the Fund's total assets in high-yield fixed-income securities rated Ba or lower by Moody's Investors Service (Moody's), or BB or lower by Standard & Poor's Ratings Group (Standard & Poor's) and securities either rated by another major rating service or unrated securities of comparable quality, that is, junk bonds. The Fund also invests in preferred stocks, equity-related securities and convertible securities. Some of the securities in which we invest may be issued by financially or operationally troubled companies, including bankrupt companies.

     In determining which securities to buy and sell, the investment adviser will consider, among other things, the financial history and condition, earnings trends, analysts' recommendations, the prospects and the management of an issuer. The investment adviser generally will employ fundamental analysis in making such determinations. Fundamental analysis involves review of financial statements and other data to try to predict an issuer's prospects and to try to decide whether the price of the issuer's security is undervalued or overvalued. While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. The fixed-income securities in which the Fund invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that the securities may lose value because interest rates change or because there is a lack of confidence in the borrower. Since the Fund invests in lower-rated bonds, commonly known as junk bonds, there is a greater risk of default of payment of principal and interest. Furthermore, junk bonds tend to be less liquid than higher-rated securities. Therefore, an investment in the Fund may not be appropriate for short-term investing.

    Our investment in the securities of financially and operationally troubled companies may result in large losses and/or share price volatility. The Fund

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                                                                               1


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RISK/RETURN SUMMARY
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may also be subject to litigation risks or be unable to dispose of an investment because it may get involved in bankruptcy proceedings, reorganizations and/or financial restructurings. Since the Fund invests in equities as well as debt, there is also the risk that the price of a particular security we own could go down. In addition, the value of the equity markets or any of their sectors could go down. Stock and bond markets are volatile.

     The Fund may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Fund's performance and have adverse tax consequences.

     Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests -- Investment Risks."


     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.









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2  PRUDENTIAL HIGH YIELD TOTAL RETURN                (TELEPHONE)  (800) 225-1852
   FUND, INC.

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RISK/RETURN SUMMARY
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EVALUATING PERFORMANCE

A number of factors -- including risk -- can affect how the Fund performs. The following bar chart shows the Fund's performance for its full calendar year of operation. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance and a group of similar mutual funds. Past performance does not mean that the Fund will achieve similar results in the future.

                        Annual Return* (Class B Shares)

                                     1999
                                     -----
                                     5.95%

                               [INSERT GRAPHICS]



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 BEST QUARTER:4.55% (4TH QUARTER OF 1999)   WORST QUARTER: (2.16)%
                                            (3RD QUARTER OF 1999)
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*    THIS ANNUAL RETURN DOES NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES
     WERE INCLUDED, THE ANNUAL RETURN WOULD BE LOWER THAN THAT SHOWN. WITHOUT THE MANAGEMENT FEE WAIVER AND THE DISTRIBUTION AND SERVICE (12B-1) FEE WAIVER, THE ANNUAL RETURN WOULD HAVE BEEN LOWER, TOO. THE RETURN OF THE CLASS B SHARES FOR THE QUARTER ENDED MARCH 31, 2000 WAS -2.43% .



Average Annual Returns(1)
   (as of 12-31-99)
--------------------------------------------------------------------------------
                               1 YR                     SINCE INCEPTION

 Class A shares               2.22%               (2.02)% (since 5-5-98)

 Class B shares               0.95%               (2.54)% (since 5-5-98)

 Class C shares               3.89%               (0.71)% (since 5-5-98)

 Class Z shares               6.86%                0.70%  (since 5-5-98)

 High Yield Bond Index(2)     2.39%                0.31%

 Lipper High Current          4.67%               (0.65)%
 Yield Average(3)
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1    THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES.
     WITHOUT THE MANAGEMENT FEE WAIVER AND THE DISTRIBUTION AND SERVICE (12B-1) FEE WAIVER FOR CLASS A, CLASS B AND CLASS C SHARES, THE RETURNS WOULD HAVE BEEN LOWER.

2 THE LEHMAN BROTHERS HIGH YIELD BOND INDEX (HIGH YIELD BOND INDEX) -- AN UNMANAGED INDEX OF FIXED RATE NONINVESTMENT-GRADE DEBT SECURITIES WITH AT LEAST ONE YEAR REMAINING TO MATURITY -- GIVEs A BROAD LOOK AT HOW HIGH YIELD (JUNK) BONDS HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES. SOURCE: LEHMAN BROTHERS.

3 THE LIPPER HIGH CURRENT YIELD AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER HIGH CURRENT YIELD CATEGORY. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. SOURCE: LIPPER INC.


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                                                                               3
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RISK/RETURN SUMMARY
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FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the Fund -- Class A, B, C and Z. Each share class has different sales charges -- known as loads -- and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."


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SHAREHOLDER FEES(1)(PAID DIRECTLY FROM YOUR INVESTMENT)
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                                    CLASS A  CLASS B CLASS C CLASS Z

 Maximum sales charge (load)
   imposed on purchases (as a
   percentage of offering price)         4%     None      1%    None

 Maximum deferred sales charge
   (load)
   (as a percentage of the lower
   of original purchase price or
   sale proceeds)                      None      5%(2)   1%(3)  None

 Maximum sales charge (load)
   imposed on reinvested dividends
   and other distributions             None     None    None    None

 Redemption fees                       None     None    None    None

 Exchange fee                          None     None    None    None

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ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
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                                    CLASS A  CLASS B CLASS C CLASS Z


 Management fees                       .65%     .65%    .65%    .65%

 + Distribution and service            .30%    1.00%   1.00%    None
   (12b-1) fees(4)

 + Other expenses                      .28%     .28%    .28%    .28%

 = Total annual Fund operating        1.23%    1.93%   1.93%    .93%
   expenses

  - Fee waiveror expense               .05%     .25%    .25%    None
    reimbursement(4)

 = NET ANNUAL FUND OPERATING          1.18%    1.68%   1.68%    .93%
   EXPENSES

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1 YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND
  SALES OF SHARES.

2 THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES DECREASES BY 1%
  ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.

3 THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES  REDEEMED  WITHIN 18
  MONTHS OF PURCHASE.


4 THE FUND'S FEE WAIVER OR EXPENSE REIMBURSEMENT HAS BEEN RESTATED TO REFLECT
  CURRENT FEE WAIVERS. FOR THE FISCAL YEAR ENDING MARCH 31, 2001, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12B-1) FEES FOR CLASS A, CLASS B AND CLASS C SHARES TO .25 OF 1%, .75 OF 1% AND .75 OF 1% OF THE AVERAGE DAILY NET ASSETS OF CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY.


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4  PRUDENTIAL HIGH YIELD TOTAL RETURN                (TELEPHONE)  (800) 225-1852
   FUND, INC.

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RISK/RETURN SUMMARY
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EXAMPLE


This example will help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A, Class B and Class C shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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                             1 YR       3 YRS      5 YRS      10 Yrs

 Class A shares              $515        $770     $1,044      $1,825

 Class B shares              $671        $882     $1,119      $1,966

 Class C shares              $369        $676     $1,109      $2,311

 Class Z shares              $ 95        $296     $  515      $1,143
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You would pay the following expenses on the same investment if you did not sell your shares:



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                             1 YR       3 YRS      5 YRS      10 Yrs

 Class A shares              $515        $770     $1,044      $1,825

 Class B shares              $171        $582     $1,019      $1,966

 Class C shares              $269        $676     $1,109      $2,311

 Class Z shares              $ 95        $296     $  515      $1,143
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HOW THE FUND INVESTS
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INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is TOTAL RETURN THROUGH HIGH CURRENT INCOME AND CAPITAL APPRECIATION. This means we seek investments that pay interest, dividends and other income and investments that will increase in value. While we make every effort to achieve our objective, we can't guarantee success. In pursuing our objective, the Fund will invest in a wide variety of debt and equity securities, including at least 65% of the Fund's total assets in HIGH-YIELD DEBT SECURITIES. The Fund also invests in PREFERRED STOCKS, EQUITY-RELATED SECURITIES and CONVERTIBLE SECURITIES. We buy securities of companies of every size -- small, medium and large capitalization. Some of these companies may be FINANCIALLY or OPERATIONALLY TROUBLED, and could be in bankruptcy.


     The Fund may invest in debt (fixed-income) securities of companies or governments. Bonds and other debt securities are used by issuers to borrow money from investors. The borrower pays the investor a fixed or variable rate of interest and must repay the amount borrowed. Consistent with its investment objective, under normal conditions the Fund may invest up to 100% of its assets in lower-rated fixed-income securities. A rating is an assessment of the likelihood of the timely repayment of interest and principal and can be useful when comparing different debt obligations. A description of bond ratings is contained in Appendix A.

     Fixed-income securities rated below Baa by Moody's or BBB by Standard & Poor's, or comparably rated by another major rating service are considered HIGH-YIELD SECURITIES or JUNK BONDS. The Fund may invest in bonds in the lowest ratings categories (C for Moody's and D for Standard & Poor's) and unrated bonds of comparable quality. Such securities are highly speculative and may be in default of principal or interest payments.


     Lower-rated securities tend to offer higher yields, but also offer greater risks, than higher-rated securities. Under certain economic conditions, however, lower or medium-rated securities might not yield significantly more than higher-rated securities, or comparable unrated securities. If that happens, the Fund may invest in higher-rated fixed-income securities that offer similar yields but have less risk. Furthermore, if issuers redeem their high-yield securities at a higher than expected rate, which might happen during periods of declining interest rates, the Fund could be forced to buy higher-rated, lower-yielding securities, which would decrease the Fund's return.

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6  PRUDENTIAL HIGH YIELD TOTAL RETURN                (Telephone)  (800) 225-1852
   FUND, INC.

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HOW THE FUND INVESTS
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     During the fiscal year ended March 31, 2000, the monthly dollar-weighted average ratings of the debt securities held by the Fund, expressed as a percentage of the Fund's total investments, were as follows:


 RATINGS                            PERCENTAGE OF TOTAL INVESTMENTS


 BBB/Baa .........................                 1.1%
 BB/Ba ...........................                 6.9%
 B/B .............................                53.9%
 CCC/Caa .........................                11.6%
 Unrated/Other ...................                26.5%


     These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag the current financial condition of a company. Although the investment adviser will consider ratings assigned to a security, it will perform its own investment analysis, taking into account various factors, including the company's financial history and condition, prospects and management. In addition to investing in rated securities, the Fund may invest in unrated securities that we determine are of comparable quality to the rated securities that are permissible investments. These unrated securities will be taken into account when we calculate the percentage of the Fund's portfolio that consists of medium and lower-rated securities.


     Generally, the Fund's average weighted maturity will range from 3 to 12 years. As of March 31, 2000, the Fund's average weighted maturity was 7.41 years.


     The Fund may also invest in equity securities, including PREFERRED STOCKS and EQUITY-RELATED securities, such as COMMON STOCKS, RIGHTS and WARRANTS, which may be attached to or included in a unit with fixed-income securities at the time of purchase. Rights and warrants are options to buy shares of common stock at a preset price during a specified time period.


     The Fund may also invest in CONVERTIBLE SECURITIES. These are securities -- like corporate bonds, notes and preferred stocks -- that we can exchange for other types of equity securities, typically common stock, at a preset price. They provide a fixed-income stream (usually lower than regular bonds), but also offer greater appreciation potential than regular bonds.

     For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.


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                                                                               7

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HOW THE FUND INVESTS
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     The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Fund can change investment policies of the Fund that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES


In addition to the principal strategies, we also may use the following investment strategies to increase the Fund's returns or protect its assets if market conditions warrant.

INVESTMENT-GRADE DEBT SECURITIES

The Fund may invest up to 35% of its total assets in INVESTMENT-GRADE DEBT SECURITIES, which are debt securities rated Baa or higher by Moody's or BBB or higher by Standard & Poor's, or comparably rated by another major rating service. Debt securities rated Baa by Moody's or BBB by Standard & Poor's are regarded as investment-grade debt securities, but have speculative characteristics and are riskier than higher-rated debt securities.

FOREIGN SECURITIES

The Fund may invest up to 35% of its total assets in U.S. currency-denominated equity and fixed-income FOREIGN SECURITIES of foreign governments and other foreign issuers, including Brady Bonds, which are long-term bonds issued by developing nations. The Fund may also invest up to 5% of its total assets in foreign currency-denominated securities issued by foreign or domestic issuers. FOREIGN GOVERNMENT FIXED-INCOME SECURITIES include securities issued by quasi-governmental entities, governmental agencies, supranational entities and other governmental entities.

ZERO COUPON BONDS, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES

The Fund may invest in ZERO COUPON BONDS, PAY-IN-KIND (PIK) or DEFERRED PAYMENT SECURITIES. Zero coupon bonds do not pay interest during the life of the security. An investor makes money by purchasing the security at a price that is less than the money the investor will receive when the borrower repays the amount borrowed (face value). PIK securities pay interest in the form of additional securities. Deferred payment securities pay regular interest after a predetermined date.

     The Fund records the amount these securities rise in price each year (phantom income) for accounting and federal income tax purposes, but does not receive income currently. Because the Fund is required under federal tax laws to distribute income to its shareholders, in certain circumstances the Fund may have to dispose of its portfolio securities under disadvantageous conditions


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8  PRUDENTIAL HIGH YIELD TOTAL RETURN                (Telephone)  (800) 225-1852
   FUND, INC.


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HOW THE FUND INVESTS
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or borrow to generate enough cash to distribute phantom income and the value of the paid-in-kind interest.

TRADE CLAIMS

The Fund may invest in TRADE CLAIMS which are a right of payment due from obligations of a bankrupt or troubled company. Trade claims typically are bought and sold at a discount based on the expected timing and extent of recovery.

LOAN PARTICIPATIONS AND ASSIGNMENTS


The Fund may invest in fixed and floating rate loans (secured or unsecured) made to financially troubled companies by banks, insurance companies and government institutions. The Fund may invest in a portion of a loan (PARTICIPATIONS) and ASSIGNMENTS of all or a portion of a loan.

     Participations and assignments are high-yield, nonconvertible corporate debt instruments of varying maturities. With participations, the Fund has the right to receive payments of principal, interest and fees from the lender conditioned upon the lender's receipt of payment from the borrower. In participations, the Fund generally does not have direct rights against the borrower on the loan, which means that if the borrower does not pay back the loan or otherwise comply with the loan agreement, the Fund will not have the right to make it do so. With assignments, the Fund has direct rights against the borrower on the loan, but its rights may be more limited than the original lender's.


SHORT SALES

The Fund may use SHORT SALES, where it sells a security it does not own, with the expectation of a decline in the market value of that security. To complete the transaction, the Fund will borrow the security to make delivery to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement. The price at that time may be more or less than the price at which the Fund sold the security. The Fund is required to pay the lender any dividends or interest accrued. To borrow the security, the Fund may pay a premium which would increase the cost of the security sold.

TEMPORARY DEFENSIVE INVESTMENTS


In response to adverse market, economic or political conditions, the Fund may take a temporary defensive position and invest up to 100% of the Fund's assets in short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund's assets.


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                                                                               9

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HOW THE FUND INVESTS
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ACTIVE TRADING


The Fund may engage in ACTIVE TRADING -- that is, frequent trading of its securities -- in order to take advantage of new investment opportunities or yield differentials. There may be tax consequences, such as a possible increase in short-term capital gains or losses, when the Fund sells a security without regard to how long it has held the security. In addition, active trading may result in greater transaction costs, which will reduce the Fund's return.

REPURCHASE AGREEMENTS

The Fund may use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. A repurchase agreement is like a loan by the Fund to the other party, which creates a fixed return for the Fund. Repurchase agreements are used for cash management purposes.

DERIVATIVE STRATEGIES

We may use various DERIVATIVE STRATEGIES to try to improve the Fund's returns. We may use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Fund will not lose money. Derivatives -- such as foreign currency forward contracts, futures contracts, including interest rate futures contracts, options, options on futures and interest rate swaps -- involve costs and can be volatile.

     With derivatives, the investment adviser tries to predict if the underlying investment, whether a security, market index, currency, interest rate, or some other investment, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match the Fund's underlying holdings.

OPTIONS

The Fund may purchase and sell put and call options on securities, financial indexes, and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market. An OPTION is the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options.



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10 PRUDENTIAL HIGH YIELD TOTAL RETURN                (Telephone)  (800) 225-1852
   FUND, INC.


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HOW THE FUND INVESTS
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FUTURES CONTRACTS AND RELATED OPTIONS
FOREIGN CURRENCY FORWARD CONTRACTS

The Fund may purchase and sell financial futures contracts and related options on financial futures. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of currency exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an obligation to buy or sell a given currency on a future date at a set price.

INTEREST RATE SWAP TRANSACTIONS

The Fund may enter into INTEREST RATE SWAP TRANSACTIONS. In a swap transaction, the Fund and another party "trade" income streams. The swap is done to preserve a return or spread on a particular investment or portion of a portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Fund may purchase securities on a WHEN-ISSUED or DELAYED-DELIVERY basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are delivered.

     For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks."

ADDITIONAL STRATEGIES

The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 33 1/3% of the value of its total assets); LENDS ITS SECURITIES to others (the Fund can lend up to 30% of the value of its total assets); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.


--------------------------------------------------------------------------------
                                                                              11

--------------------------------------------------------------------------------
HOW THE FUND INVESTS
--------------------------------------------------------------------------------


INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal investments and certain other non-principal investments the Fund may make. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.


  INVESTMENT TYPE
  % OF FUND'S                                     POTENTIAL
  TOTAL ASSETS            RISKS                   REWARDS
--------------------------------------------------------------------------------

                       o  Credit risk --       o  May offer
  HIGH-YIELD DEBT         the risk that           higher interest
  SECURITIES              the borrower            income and higher
  (JUNK BONDS)            can't pay back          potential gains
                          the money               than
  UP TO 100%              borrowed or make        higher-quality
                          interest payments       debt securities
                          (particularly
                          high)                o  Most bonds
                                                  rise in value
                       o  Market risk --          when interest
                          the risk that           rates fall
                          obligations will
                          lose value in the
                          market because
                          interest rates
                          rise or there is
                          a lack of
                          confidence in the
                          borrower
                          (particularly
                          high)


                       o  Illiquidity
                          risk -- the risk
                          that bonds may be
                          difficult to
                          value precisely
                          and sell at a
                          time or price
                          desired, in which
                          case valuation
                          would depend more
                          on investment
                          adviser's
                          judgment than is
                          generally the
                          case with
                          higher-rated
                          securities


--------------------------------------------------------------------------------


  TROUBLED HOLDINGS    o  Equity securities    o  May offer
                          could lose value        greater capital
  UP TO 100%                                      appreciation and
                       o  See credit              a higher rate of
                          risk (particularly      return if
                          high), market           companies fulfill
                          risk (particularly      their anticipated
                          high) and               potential
                          illiquidity risk

                       o  More likely
                          to default,
                          especially during
                          economic downturns

                       o  Subject to
                          greater
                          volatility than
                          securities of
                          more stable
                          companies

                       o  Fund may be
                          subject to
                          litigation risks
                          and costs


--------------------------------------------------------------------------------
12 PRUDENTIAL HIGH YIELD TOTAL RETURN                (Telephone)  (800) 225-1852
   FUND, INC.

--------------------------------------------------------------------------------
HOW THE FUND INVESTS
--------------------------------------------------------------------------------

  INVESTMENT TYPE (cont'd)
  % OF FUND'S                                     POTENTIAL
  TOTAL ASSETS            RISKS                   REWARDS
--------------------------------------------------------------------------------

  Convertible          o  See credit           o  Convertible
  securities              risk and market         securities may be
                          risk                    exchanged for
  PERCENTAGE VARIES;                              stocks, which
  USUALLY LESS         o  Underlying              historically have
  THAN 25%                securities could        outperformed
                          lose value              other investments
                                                  over the long term
                       o  Equity markets
                          could go down,       o  Generally,
                          resulting in a          economic growth
                          decline in value        means higher
                          of the Fund's           corporate
                          investments             profits, which
                                                  leads to an
                       o  Changes in              increase in stock
                          economic or             prices, known as
                          political               capital
                          conditions, both        appreciation
                          domestic and
                          international,
                          may result in a
                          decline in value
                          of the Fund's
                          investments

--------------------------------------------------------------------------------

  PREFERRED STOCKS     o  Individual           o  Historically,
  AND EQUITY-RELATED      stocks could lose       stocks have
  SECURITIES              value                   outperformed
                                                  other investments
  UP TO 35%            o  Equity markets          over the long term
                          could go down,
                          resulting in         o  Generally,
                          a decline in            economic growth
                          value of the            means higher
                          Fund's                  corporate
                          investments             profits, which
                                                  leads to an
                       o  Changes in              increase in stock
                          economic or             prices, known as
                          political               capital
                          conditions, both        appreciation
                          domestic and
                          international,       o  May be a source
                          may result in a         of dividend income
                          decline in value
                          of the Fund's
                          investments

                       o  Warrants and
                          rights might
                          expire before
                          right to purchase
                          common stocks is
                          exercised

                       o  Companies
                          that pay
                          dividends may not
                          do so if they
                          don't have
                          profits or
                          adequate cash flow

--------------------------------------------------------------------------------

  INVESTMENT-GRADE     o  See credit risk      o  Regular interest
  DEBT SECURITIES         and market risk         income

  UP TO 35%                                    o  Generally more
                                                  secure than
                                                  equity securities
                                                  and high-yield
                                                  debt securities

--------------------------------------------------------------------------------

  FOREIGN SECURITIES   o  Foreign markets,     o  Investors can
                          economies and           participate
  UP TO 35% OF U.S.       political systems       in the growth of
  CURRENCY DENOMINATED    may not be as           foreign markets
  SECURITIES; UP TO 5%    stable as those         and companies
  OF NON-U.S. CURRENCY    in the U.S.,            operating in
  DENOMINATED             particularly            those markets
  SECURITIES              those in
                          developing
                          countries

--------------------------------------------------------------------------------
                                                                              13

--------------------------------------------------------------------------------
HOW THE FUND INVESTS
--------------------------------------------------------------------------------


  INVESTMENT TYPE (cont'd)
  % OF FUND'S                                     POTENTIAL
  TOTAL ASSETS            RISKS                   REWARDS
--------------------------------------------------------------------------------

  FOREIGN SECURITIES   o  May be less          o  Opportunities for
  (cont'd)                liquid than U.S.        diversification
                          debt securities
                                               o  Changing value
                       o  Differences             of foreign
                          in foreign laws,        currencies can
                          accounting              cause gains
                          standards, public       (non-U.S.
                          information,            currency
                          custody and             denominated
                          settlement              securities)
                          practices provide
                          less reliable
                          information on
                          foreign
                          investments and
                          involve more risks

                       o  Currency risk
                          --  changing
                          value of foreign
                          currencies can
                          cause losses
                          (non-U.S.
                          currency
                          denominated
                          securities)

--------------------------------------------------------------------------------

  ZERO COUPON BONDS,   o  Typically            o  Value rises
  PIK AND DEFERRED        subject to              faster when
  PAYMENT SECURITIES      greater                 interest rates
                          volatility and          fall
  PERCENTAGE VARIES;      less liquidity
  USUALLY LESS            in adverse
  THAN 40%                markets than
                          other debt
                          securities

                       o  See credit
                          risk and market
                          risk

--------------------------------------------------------------------------------

  TRADE CLAIMS         o  See credit risk      o  A trade claim
                          and market risk         is priced at a
  PERCENTAGE VARIES;                              discount and
  USUALLY LESS         o  The amount of           may appreciate
  THAN 10%                the claim may           significantly
                          be disputed by
                          the debtor

                       o  Volatile
                          pricing due to a
                          less liquid
                          market with a
                          small number of
                          buyers and brokers

                       o  May be
                          obligated to
                          purchase larger
                          trade claim than
                          initially
                          anticipated

                       o  Sellers of
                          trade claims may
                          fail to indemnify
                          the Fund against
                          loss due to
                          seller's
                          bankruptcy or
                          insolvency

--------------------------------------------------------------------------------

  WHEN-ISSUED AND      o  May magnify          o  May magnify
  DELAYED-DELIVERY        underlying              underlying
  SECURITIES; SHORT       investment losses       investment gains
  SALES
                       o  Investment costs
  PERCENTAGE VARIES;      may exceed
  USUALLY LESS            potential
  THAN 10%                underlying
                          investment gains



--------------------------------------------------------------------------------
14 PRUDENTIAL HIGH YIELD TOTAL RETURN                (Telephone)  (800) 225-1852
   FUND, INC.

--------------------------------------------------------------------------------
HOW THE FUND INVESTS
--------------------------------------------------------------------------------

  INVESTMENT TYPE (cont'd)
  % OF FUND'S                                     POTENTIAL
  TOTAL ASSETS            RISKS                   REWARDS
--------------------------------------------------------------------------------

  LOAN PARTICIPATIONS  o  See credit risk      o  May offer the
  AND ASSIGNMENTS         and market risk         right to receive
                                                  principal,
                       o  In participations,      interest and fees
                          the Fund is also        without as much
  PERCENTAGE VARIES;      subject to the          risk as a lender
  USUALLY LESS            credit risk of
  THAN 10%                the lender

                       o  In participations,
                          the Fund has no
                          rights against
                          borrower in the
                          event borrower
                          does not repay
                          the loan

--------------------------------------------------------------------------------

  DERIVATIVES          o  Derivatives such     o  The Fund could
                          as futures,             make money
  PERCENTAGE VARIES;      options, options        and protect
  USUALLY LESS            on futures,             against losses if
  THAN 10%                foreign currency        the investment
                          forward contracts       analysis proves
                          and interest rate       correct
                          swaps that are
                          used for hedging     o  One way to
                          purposes may not        manage the Fund's
                          fully offset the        risk/return
                          underlying              balance is to
                          positions and           lock in the value
                          this could result       of an investment
                          in losses to the        ahead of time
                          Fund that would
                          not have             o  Derivatives
                          otherwise occurred      used for return
                                                  enhancement
                       o  Derivatives             purposes involve
                          used for risk           a type of
                          management may          leverage and
                          not have the            could generate
                          intended effects        substantial gains
                          and may result in       at low cost
                          losses or missed
                          opportunities

                       o  The other party
                          to a derivatives
                          contract could
                          default

                       o  Certain types
                          of derivatives
                          involve costs to
                          the Fund that can
                          reduce returns

                       o  Derivatives
                          used for return
                          enhancement
                          purposes involve
                          a type of
                          leverage
                          (borrowing for
                          investment) and
                          could magnify
                          losses



--------------------------------------------------------------------------------
                                                                              15

--------------------------------------------------------------------------------
HOW THE FUND INVESTS
--------------------------------------------------------------------------------


  INVESTMENT TYPE (cont'd)
  % OF FUND'S                                     POTENTIAL
  TOTAL ASSETS            RISKS                   REWARDS
--------------------------------------------------------------------------------

  U.S. GOVERNMENT      o  Limits potential     o  Regular interest
  SECURITIES OR           for capital             income
  HIGH-QUALITY            appreciation
  BANK OR CORPORATE                            o  Generally more
  OBLIGATIONS          o  See credit risk         secure than
                          and market risk         lower quality
  UP TO 100%                                      debt securities
  ON A TEMPORARY       o  Not all U.S.            and equity
  BASIS                   Government              securities
                          securities are
                          insured or           o  The U.S.
                          guaranteed by the       Government
                          U.S.                    guarantees
                          Government--some        interest and
                          are backed by the       principal payments
                          issuing agency          on certain
                                                  securities

                                               o  May preserve
                                                  the Fund's assets

--------------------------------------------------------------------------------

  ILLIQUID SECURITIES  o  See illiquidity      o  May offer a
                          risk                    more attractive
  UP TO 15% OF NET                                yield or
  ASSETS                                          potential for
                                                  growth than
                                                  more widely
                                                  traded securities



--------------------------------------------------------------------------------
16 PRUDENTIAL HIGH YIELD TOTAL RETURN                (Telephone)  (800) 225-1852
   FUND, INC.

--------------------------------------------------------------------------------

HOW THE FUND IS MANAGED
--------------------------------------------------------------------------------

BOARD OF DIRECTORS


The Fund's Board of Directors oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.


MANAGER

PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077


  Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. PIFM also is responsible for supervising the Fund's investment adviser. For the fiscal year ended March 31, 2000, the Fund paid PIFM management fees of .65% of the Fund's average daily net assets.

  PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of April 30, 2000, PIFM served as the manager to all 42 of the Prudential mutual funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $76.2 billion.


INVESTMENT ADVISER


The Prudential Investment Corporation, called Prudential Investments, is the Fund's investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and pays Prudential Investments for its services.

  Prudential Investments' Fixed Income Group manages more than $135 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Directors James J. Sullivan and Jack W. Gaston head the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.

  Mr. Sullivan has overall responsibility for overseeing portfolio management and credit research. Prior to joining Prudential Investments in 1998, he was a managing director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 16 years of experience in risk management, arbitrage trading, and corporate bond investing.


--------------------------------------------------------------------------------
                                                                              17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HOW THE FUND IS MANAGED
--------------------------------------------------------------------------------


  Mr. Gaston has overall responsibility for overseeing quantitative research and risk management. Prior to this appointment in 1999, he was senior managing director of the Capital Management Group where he was responsible for the investment performance and risk management for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in investment management, including extensive experience applying quantitative techniques to portfolio management.

  The Fixed Income Investment Policy Committee is comprised of key senior investment managers. Members include seven sector team leaders, the chief investment strategist, and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation, and general risk management, identifying sectors in which to invest.

  The High Yield Team, headed by Casey Walsh, is primarily responsible for overseeing the day-to-day management of the Fund. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Fund's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

                                   HIGH YIELD

ASSETS UNDER MANAGEMENT: $9.4 billion (as of December 31, 1999).

TEAM LEADER: Casey Walsh. GENERAL INVESTMENT EXPERIENCE: 17 years.

PORTFOLIO MANAGERS: 7. AVERAGE GENERAL INVESTMENT EXPERIENCE: 17 years, which includes team members with significant mutual fund experience.

SECTOR: Below-investment-grade corporate securities.

INVESTMENT STRATEGY: Focus is generally on bonds with high total return potential, given existing risk parameters. They also seek securities with high current income, as appropriate. The Team uses a relative value approach.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 under the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.


--------------------------------------------------------------------------------
18        PRUDENTIAL HIGH YIELD TOTAL RETURN      (telephone)  (800) 225-1852
          FUND, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND DISTRIBUTIONS AND TAX ISSUES
--------------------------------------------------------------------------------


Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and CAPITAL GAINS, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.

    Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.

    The following briefly discusses some of the important tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.


DISTRIBUTIONS


The Fund distributes DIVIDENDS out of any net investment income, plus short-term capital gains, to shareholders every month. For example, if the Fund owns an ACME Corp. bond and the bond pays interest, the Fund will pay out a portion of this interest as a dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund. Corporate shareholders are not eligible for the 70% dividends-received deduction on dividends paid by the Fund.

    The Fund also distributes LONG-TERM CAPITAL GAINS to shareholders--typically once a year. Long-term capital gains are generated when the Fund sells assets that it held for more than 12 months for a profit. For an individual, the maximum long-term capital gains rate is 20%.

    For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.


--------------------------------------------------------------------------------
                                                                              19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND DISTRIBUTIONS AND TAX ISSUES
--------------------------------------------------------------------------------

TAX ISSUES

FORM 1099


Every year, you will receive a Form 1099, which reports the amount of dividends and long-term capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

    Fund distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.


WITHHOLDING TAXES


If federal law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your taxable distributions and gross sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


IF YOU PURCHASE JUST BEFORE RECORD DATE


If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.


--------------------------------------------------------------------------------
    20    PRUDENTIAL HIGH YIELD TOTAL RETURN      (telephone)  (800) 225-1852
          FUND, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND DISTRIBUTIONS AND TAX ISSUES
--------------------------------------------------------------------------------


QUALIFIED OR TAX-DEFERRED RETIREMENT PLANS


Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES


If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. For individuals, the maximum capital gains tax rate is 20% for shares held for more than twelve months. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

------------------------------------------
               +$  CAPITAL GAIN
                   (taxes owed)
 RECEIPTS      OR
 FROM SALE
               -$  CAPITAL LOSS
                   (offset against gain)
------------------------------------------

    If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

    Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.



    Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell -- or exchange -- Fund

--------------------------------------------------------------------------------
                                                                              21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND DISTRIBUTIONS AND TAX ISSUES
--------------------------------------------------------------------------------

shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.


AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares -- which happens automatically approximately seven years after purchase -- is not a "taxable event." This opinion, however, is not binding on the Internal Revenue Service. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

--------------------------------------------------------------------------------
    22    PRUDENTIAL HIGH YIELD TOTAL RETURN      (telephone)  (800) 225-1852
          FUND, INC.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
--------------------------------------------------------------------------------
EXCHANGE SHARES OF THE FUND
--------------------------------------------------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

     To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.


     Multiple share classes let you choose a cost structure that meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.


     When choosing a share class, you should consider the following:

     o    The amount of your investment

     o The length of time you expect to hold the shares and the impact of the varying distribution fees

     o The different sales charges that apply to each share class -- Class A's front-end sales charge vs. Class B's CDSC vs. Class C's lower front-end sales charge and low CDSC


     o    Whether you qualify for any reduction or waiver of sales charges

--------------------------------------------------------------------------------
                                                                              23

HOW TO BUY, SELL AND
--------------------------------------------------------------------------------
EXCHANGE SHARES OF THE FUND
--------------------------------------------------------------------------------

     o The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

     o    Whether you qualify to purchase Class Z shares.

     See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


--------------------------------------------------------------------------------
                          CLASS A       CLASS B            CLASS C       CLASS Z

Minimum purchase          $1,000        $1,000             $2,500        None
  amount(1)
Minimum amount for        $100          $100               $100          None
  subsequent
  purchases(1)

Maximum initial           4% of the     None               1% of the     None
  sales charge            public                           public
                          offering                         offering
                          price                            price

Contingent Deferred       None          If sold during:    1% on sales   None
  Sales Charge (CDSC)(2)                Year 1   5%        made within
                                        Year 2   4%        18 months
                                        Year 3   3%        of purchase
                                        Year 4   2%
                                        Year 5   1%
                                        Year 6   1%
                                        Year 7   0%

 Annual distribution      .30 of 1%     1%                 1%            None
   and service            (.25 of 1%    (.75 of 1%         (.75 of 1%
   (12b-1)                currently)    currently)         currently)
   fees (shown as a
   percentage of
   average
   net assets)(3)
--------------------------------------------------------------------------------

1 THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "STEP 4: ADDITIONAL SHAREHOLDER SERVICES -- AUTOMATIC INVESTMENt PLAN."

2 FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "HOW TO SELL YOUR SHARES -- CONTINGENT DEFERRED SALES CHARGE (CDSC)."

3 THESE DISTRIBUTION AND SERVICE (12B-1) FEES ARE PAID FROM THE FUND'S ASSETS ON A CONTINUOUS BASIS. OVER TIME, THE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES. CLASS A SHARES MAY PAY A SERVICE FEE OF UP TO .25 OF 1%. CLASS B AND CLASS C SHARES WILL PAY A SERVICE FEE OF .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING UP TO .25 OF 1% AS A SERVICE FEE), AND IS .75 OF 1% FOR CLASS B AND CLASS C SHARES. FOR THE FISCAL YEAR ENDING MARCH 31, 2001, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12B-1) FEES FOR CLASS A, CLASS B AND CLASS C SHARES TO .25 OF 1%, .75 OF 1% AND .75 OF 1% OF THE AVERAGE DAILY NET ASSETS OF CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY.


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24   PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.    (TELEPHONE) (800) 225-1852

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REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.


INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.


----------------------------------------------------------------------------
                      SALES CHARGE AS %     SALES CHARGE AS %       DEALER
 AMOUNT OF PURCHASE   OF OFFERING PRICE    OF AMOUNT INVESTED    REALLOWANCE

 Less than $50,000           4.00%               4.17%               3.75%

 $50,000 to $99,999          3.50%               3.63%               3.25%

 $100,000 to $249,999        2.75%               2.83%               2.50%

 $250,000 to $499,999        2.00%               2.04%               1.90%

 $500,000 to $999,999        1.50%               1.52%               1.40%


 1 million and above(1)      None                None                None
----------------------------------------------------------------------------
1 IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES.


     To satisfy the purchase amounts above, you can:

     o    Invest with an eligible group of related investors


     o Buy Class A shares of two or more Prudential mutual funds at the same time

     o Use your RIGHTS OF ACCUMULATION, which allow you to combine the current value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation)

     o Signa LETTER OF INTENT, stating in writing that you or an eligible group of related investors will invest a specific dollar amount in the Fund and other Prudential mutual funds within 13 months.

    The Distributor may reallow Class A's sales charge to dealers.

BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.


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MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     o Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services

     o Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Other investors may pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the subadvisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information about reducing or eliminating Class A's sales charge, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Reduction and Waiver of Initial Sales Charge -- Class A Shares."


WAIVING CLASS C'S INITIAL SALES CHARGE

BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.

INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affili-


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ates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:


     o    Purchase your shares through an account at Prudential Securities

     o Purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation

     o    Purchase your shares through another broker.

     This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify the Transfer Agent directly or through your broker. The Transfer Agent may require any supporting documents it considers to be appropriate.


QUALIFYING FOR CLASS Z SHARES


BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     o Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

     o Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:

     o    Certain participants in the MEDLEY Program (group variable annuity



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          contracts) sponsored by Prudential for whom Class Z shares of the
          Prudential mutual funds are an available option

     o Current and former Directors/Trustees of the Prudential mutual funds (including the Fund)

     o    Prudential, with an investment of $10 million or more.

     In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.


    When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund -- known as the NET ASSET VALUE or NAV -- is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund -- or the NAV -- is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures

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established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.


---------------------------------------------
MUTUAL FUND SHARES
THE NAV OF MUTUAL FUND SHARES CHANGES EVERY
DAY BECAUSE THE VALUE OF A FUND'S PORTFOLIO
CHANGES CONSTANTLY. FOR EXAMPLE, IF FUND XYZ
HOLDS ACME CORP. BONDS IN ITS PORTFOLIO AND
THE PRICE OF ACME CORP. BONDS GOES UP WHILE
THE VALUE OF THE FUND'S OTHER HOLDINGS
REMAINS THE SAME AND EXPENSES DON'T CHANGE,
THE NAV OF FUND XYZ WILL INCREASE.
----------------------------------------------



     We determine the NAV of our shares once each business day at 4:15 p.m., New York time, on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on most national holidays and Good Friday. Because the Fund may invest in foreign securities, its NAV may change on days when you cannot buy or sell Fund shares. We do not determine the NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.


WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:


AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out -- or distributes -- its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.


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PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015


AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Fund for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLEs, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

THE PRUTECTOR PROGRAM. Optional group term life insurance -- which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines -- is available to investors who purchase their shares through Prudential. Eligible investors who apply for PruTector coverage after the initial 6-month enrollment period will need to provide satisfactory evidence of insurability. This insurance is subject to other restrictions and is not available in all states.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.


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HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.


     When you sell shares of the Fund -- also known as redeeming your shares -- the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:15 p.m., New York time, to process the sale on that day. Otherwise, contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010


     Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.


RESTRICTIONS ON SALES


There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, this may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."

     If you are selling more than $100,000 of shares, if you want the check payable or sent to someone or some place that is not in our records, or you are a business or a trust and if you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the



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SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares --
Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:


     o Amounts representing shares you purchased with reinvested dividends and distributions


     o Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares


     o Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares).

     Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid -- or at least minimize -- the CDSC.

     Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

     As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares -- which is applied to shares sold within 18 months of purchase. For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.


    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after purchase, excluding any time shares were held in a money market fund.


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WAIVER OF THE CDSC -- CLASS B SHARES

The CDSC will be waived if the Class B shares are sold:


     o After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy, provided the shares were purchased before the death or disability

     o To provide for certain distributions -- made without IRS penalty -- from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account

     o    On certain sales effected through the Systematic Withdrawal Plan.

     For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Contingent Deferred Sales Charge -- Waiver of Contingent Deferred Sales Charge -- Class B Shares."



WAIVER OF THE CDSC -- CLASS C SHARES


BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.


REDEMPTION IN KIND

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS


If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.


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90-DAY REPURCHASE PRIVILEGE


After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."


RETIREMENT PLANS

To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds -- including certain money market funds -- if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.

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     If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

     There is no sales charge for exchanges. If, however, you exchange -- and then sell -- Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.

     Remember, as we explained in the section entitled "Fund Distributions and Tax Issues -- If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account -- Exchange Privilege."


     If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares that are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.


FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will

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have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4:15 p.m. New York time. You will receive a redemption amount based on that day's NAV.

     The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

    In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail.

    The telephone redemption and exchange privileges may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.






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36   PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.    (TELEPHONE) (800) 225-1852
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights will help you evaluate the Fund's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.


    Review each chart with the financial statements and the report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.

CLASS A SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.

--------------------------------------------------------------------------------
  CLASS A SHARES (FISCAL YEARS ENDED 3/31)
  PER SHARE OPERATING PERFORMANCE                    2000               1999(1)
--------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR                 $8.91              $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(3)                            0.85                0.79
  Net realized and
   unrealized gain (loss)
   on investment and foreign
   currency transactions                             (0.70)              (1.08)
  TOTAL FROM INVESTMENT OPERATIONS                     .15               (0.29)
--------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income               (0.85)              (0.79)
  Distributions in excess of net
    investment income                                  --                (0.01)
  TOTAL DISTRIBUTIONS                                (0.85)              (0.80)
  NET ASSET VALUE, END OF YEAR                       $8.21               $8.91
  TOTAL RETURN(2)                                     1.38%              (2.97)%
--------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                          2000                1999(1)
--------------------------------------------------------------------------------
  NET ASSETS, END OF YEAR (000)                    $23,137             $37,558
  Average net assets (000)                         $32,154             $35,147
  RATIOS TO AVERAGE NET ASSETS: (3)
  Expenses, including distribution
    and service (12b-1) fees                          1.18%             1.06%(4)
  Expenses, excluding distribution and
    service (12b-1) fees                              0.93%             0.89%(4)
  Net investment income                               9.84%             9.52%(4)
  Portfolio turnover                                   101%               97%
--------------------------------------------------------------------------------

(1) FOR THE PERIOD FROM MAY 5, 1998 (WHEN CLASS A SHARES WERE FIRST OFFERED) THROUGH MARCH 31, 1999.

(2) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR REPORTED. TOTAL RETURNS FOR PERIODS OF LESS THAN A FULL YEAR ARE NOT ANNUALIZED.

(3)  NET OF EXPENSE SUBSIDY AND/OR FEE WAIVER.


(4)  ANNUALIZED.

--------------------------------------------------------------------------------
                                                                              37

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS B SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.


--------------------------------------------------------------------------------
  CLASS B SHARES (FISCAL YEARS ENDED 3/31)
  PER SHARE OPERATING PERFORMANCE                    2000               1999(1)
--------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING  OF YEAR               $8.91              $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(3)                           0.80                0.74
  Net realized and
    unrealized gain (loss)
    on investment and foreign
    currency transactions                           (0.70)              (1.08)
  TOTAL FROM INVESTMENT OPERATIONS                   0.10               (0.34)
--------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income              (0.80)              (0.74)
  Distributions in excess of net
    investment income                                 --                (0.01)
  TOTAL DISTRIBUTIONS                               (0.80)              (0.75)
  NET ASSET VALUE, END OF YEAR                      $8.21               $8.91
  TOTAL RETURN(2)                                    0.88%              (3.45)%
--------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                          2000               1999(1)
--------------------------------------------------------------------------------
  NET ASSETS, END OF YEAR (000)                   $82,438             $97,454
  Average net assets (000)                        $93,280             $92,201
  RATIOS TO AVERAGE NET ASSETS: (3)
  Expenses, including distribution and
    service (12b-1) fees                             1.68%              1.64%(4)
  Expenses, excluding distribution and
    service (12b-1) fees                             0.93%              0.89%(4)
  Net investment income                              9.35%              8.97%(4)
  Portfolio turnover                                  101%                97%
--------------------------------------------------------------------------------
(1) FOR THE PERIOD FROM MAY 5, 1998 (WHEN CLASS B SHARES WERE FIRST OFFERED) THROUGH MARCH 31, 1999.

(2) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR REPORTED.TOTAL RETURNS FOR PERIODS OF LESS THAN A FULL YEAR ARE NOT ANNUALIZED.

(3)  NET OF EXPENSE SUBSIDY AND/OR FEE WAIVER.


(4)  ANNUALIZED.

--------------------------------------------------------------------------------
38   PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.    (telephone) (800) 225-1852

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS C SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.

--------------------------------------------------------------------------------
  CLASS C SHARES (FISCAL YEARS ENDED 3/31)
  PER SHARE OPERATING PERFORMANCE                    2000               1999(1)
--------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR                 $8.91              $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(3)                            0.80                0.74
  Net realized and
    unrealized gain (loss)
    on investment and foreign
    currency transactions                            (0.70)              (1.08)
  TOTAL FROM INVESTMENT OPERATIONS                    0.10               (0.34)
--------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income               (0.80)              (0.74)
  Distributions in excess of net
   investment income                                   --                (0.01)
  TOTAL DISTRIBUTIONS                                (0.80)              (0.75)
  NET ASSET VALUE, END OF YEAR                       $8.21               $8.91
  TOTAL RETURN(2)                                     0.88%              (3.45)%
--------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                           2000               1999(1)
--------------------------------------------------------------------------------
  NET ASSETS, END OF YEAR (000)                    $13,618             $19,249
  Average net assets (000)                         $16,567             $18,089
  RATIOS TO AVERAGE NET ASSETS: (3)
  Expenses, including distribution
    and service (12b-1) fees                          1.68%             1.64%(4)
  Expenses, excluding distribution and
    service (12b-1) fees                              0.93%             0.89%(4)
  Net investment income                               9.35%             8.96%(4)
  Portfolio turnover                                   101%               97%
--------------------------------------------------------------------------------

(1) FOR THE PERIOD FROM MAY 5, 1998 (WHEN CLASS C SHARES WERE FIRST OFFERED) THROUGH MARCH 31, 1999.

(2) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR REPORTED. TOTAL RETURNS FOR PERIODS OF LESS THAN A FULL YEAR ARE NOT ANNUALIZED.

(3)  NET OF EXPENSE SUBSIDY AND/OR FEE WAIVER.


(4)  ANNUALIZED.

--------------------------------------------------------------------------------
                                                                              39

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS Z SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.

--------------------------------------------------------------------------------
  CLASS Z SHARES (FISCAL YEARS ENDED 3/31)
  PER SHARE OPERATING PERFORMANCE                    2000              1999(1)
--------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR                 $8.91             $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                               0.87               0.80(4)
  Net realized and
    unrealized gain (loss)
    on investment and foreign
    currency transactions                            (0.70)             (1.08)
  TOTAL FROM INVESTMENT OPERATIONS                    0.17              (0.28)
--------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income               (0.87)             (0.80)
  Distributions in excess of net
   investment income                                   --               (0.01)
  TOTAL DISTRIBUTIONS                                (0.87)             (0.81)
  NET ASSET VALUE, END OF YEAR                       $8.21              $8.91
  TOTAL RETURN(2)                                     1.63%             (2.82)%
--------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                           2000               1999(1)
--------------------------------------------------------------------------------
  NET ASSETS, END OF YEAR (000)                     $1,683              $2,113
  Average net assets (000)                          $1,919              $2,060
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution
    and service (12b-1) fees                          0.93%           0.89%(3,4)
  Expenses, excluding distribution
    and service (12b-1)  fees                         0.93%           0.89%(3,4)
  Net investment income                              10.08%           9.90%(3,4)
  Portfolio turnover                                   101%             97%
--------------------------------------------------------------------------------

(1) FOR THE PERIOD FROM MAY 5, 1998 (WHEN CLASS Z SHARES WERE FIRST OFFERED) THROUGH MARCH 31, 1999.

(2) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR REPORTED. TOTAL RETURNS FOR PERIODS OF LESS THAN A FULL YEAR ARE NOT ANNUALIZED.

(3)  ANNUALIZED.

(4)  NET OF FEE WAIVER.


--------------------------------------------------------------------------------
40   PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.    (telephone) (800) 225-1852

--------------------------------------------------------------------------------
THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For more information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.



STOCK FUNDS                              ASSET ALLOCATION/BALANCED FUNDS

PRUDENTIAL EMERGING GROWTH FUND, INC.    PRUDENTIAL BALANCED FUND
PRUDENTIAL EQUITY FUND, INC.             PRUDENTIAL DIVERSIFIED FUNDS
PRUDENTIAL EQUITY INCOME FUND               CONSERVATIVE GROWTH FUND
PRUDENTIAL INDEX SERIES FUND                MODERATE GROWTH FUND
   PRUDENTIAL SMALL-CAP INDEX FUND          HIGH GROWTH FUND
   PRUDENTIAL STOCK INDEX FUND           THE PRUDENTIAL INVESTMENT PORTFOLIOS,
THE PRUDENTIAL INVESTMENT PORTFOLIOS,       INC.
   INC.                                     PRUDENTIAL ACTIVE BALANCED FUND
   PRUDENTIAL JENNISON GROWTH FUND
   PRUDENTIAL JENNISON GROWTH & INCOME   GLOBAL FUNDS
   FUND                                  GLOBAL STOCK FUNDS
PRUDENTIAL MID-CAP VALUE FUND            PRUDENTIAL DEVELOPING MARKETS FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND      PRUDENTIAL DEVELOPING MARKETS
PRUDENTIAL SECTOR FUNDS, INC.                  EQUITY FUND
   PRUDENTIAL FINANCIAL SERVICES FUND       PRUDENTIAL LATIN AMERICA EQUITY FUND
   PRUDENTIAL HEALTH SCIENCES FUND       PRUDENTIAL EUROPE GROWTH FUND, INC.
   PRUDENTIAL TECHNOLOGY FUND            PRUDENTIAL GLOBAL GENESIS FUND, INC.
   PRUDENTIAL UTILITY FUND               PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL SMALL COMPANY VALUE              PRUDENTIAL EUROPE INDEX FUND
   FUND, INC.                               PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL TAX-MANAGED FUNDS             PRUDENTIAL NATURAL RESOURCES FUND, INC.
   PRUDENTIAL TAX-MANAGED EQUITY FUND    PRUDENTIAL PACIFIC GROWTH FUND, INC.
   PRUDENTIAL TAX-MANAGED SMALL-CAP      PRUDENTIAL WORLD FUND, INC.
   FUND INC.                             PRUDENTIAL GLOBAL GROWTH FUND
PRUDENTIAL 20/20 FOCUS FUND              PRUDENTIAL INTERNATIONAL VALUE FUND
NICHOLAS-APPLEGATE FUND, INC.            PRUDENTIAL JENNISON INTERNATIONAL
   NICHOLAS-APPLEGATE GROWTH EQUITY         GROWTH FUND
   FUND                                  GLOBAL UTILITY FUND, INC.
TARGET FUNDS                             TARGET FUNDS
   LARGE CAPITALIZATION GROWTH FUND         INTERNATIONAL EQUITY FUND
   LARGE CAPITALIZATION VALUE FUND
   SMALL CAPITALIZATION GROWTH FUND      GLOBAL BOND FUNDS
   SMALL CAPITALIZATION VALUE FUND       PRUDENTIAL GLOBAL TOTAL RETURN FUND,
                                            INC.
                                         PRUDENTIAL INTERNATIONAL BOND FUND,
                                            INC.



--------------------------------------------------------------------------------
                                                                              41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


BOND FUNDS                               MONEY MARKET FUNDS

TAXABLE BOND FUNDS                       TAXABLE MONEY MARKET FUNDS
PRUDENTIAL GOVERNMENT INCOME             CASH ACCUMULATION TRUST
   FUND, INC.                               LIQUID ASSETS FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST      NATIONAL MONEY MARKET FUND
   SHORT-INTERMEDIATE TERM SERIES        PRUDENTIAL GOVERNMENT SECURITIES TRUST
PRUDENTIAL HIGH YIELD FUND, INC.            MONEY MARKET SERIES
PRUDENTIAL HIGH YIELD TOTAL RETURN          U.S. TREASURY MONEY MARKET SERIES
   FUND, INC.                            PRUDENTIAL SPECIAL MONEY MARKET
PRUDENTIAL INDEX SERIES FUND                FUND, INC.
   PRUDENTIAL BOND MARKET INDEX FUND        MONEY MARKET SERIES
PRUDENTIAL SHORT-TERM CORPORATE BOND     PRUDENTIAL MONEYMART ASSETS, INC.
   FUND, INC.
   INCOME PORTFOLIO                      TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TOTAL RETURN BOND FUND, INC.  PRUDENTIAL TAX-FREE MONEY FUND, INC.
TARGET FUNDS                             PRUDENTIAL CALIFORNIA MUNICIPAL FUND
   TOTAL RETURN BOND FUND                   CALIFORNIA MONEY MARKET SERIES
                                         PRUDENTIAL MUNICIPAL SERIES FUND
TAX-EXEMPT BOND FUNDS                       CONNECTICUT MONEY MARKET SERIES
PRUDENTIAL CALIFORNIA MUNICIPAL FUND        MASSACHUSETTS MONEY MARKET SERIES
   CALIFORNIA SERIES                        NEW JERSEY MONEY MARKET SERIES
   CALIFORNIA INCOME SERIES                 NEW YORK MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL BOND FUND           COMMAND FUNDS
   HIGH INCOME SERIES                    COMMAND MONEY FUND
   INSURED SERIES                        COMMAND GOVERNMENT FUND
PRUDENTIAL MUNICIPAL SERIES FUND         COMMAND TAX-FREE FUND
   FLORIDA SERIES
   MASSACHUSETTS SERIES                  INSTITUTIONAL MONEY MARKET FUNDS
   NEW JERSEY SERIES                     PRUDENTIAL INSTITUTIONAL LIQUIDITY
   NEW YORK SERIES                          PORTFOLIO, INC.
   NORTH CAROLINA SERIES                    INSTITUTIONAL MONEY MARKET SERIES
   OHIO SERIES
   PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS
   FUND, INC.



--------------------------------------------------------------------------------
42 PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.     (Telephone)  (800) 225-1852

--------------------------------------------------------------------------------
APPENDIX A
--------------------------------------------------------------------------------

                         DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or the fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa: Bonds which are rated Baa are to be considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


--------------------------------------------------------------------------------
A-1 PRUDENTIAL HIGH YIELD TOTAL RETURN               (Telephone)  (800) 225-1852
    FUND, INC.

--------------------------------------------------------------------------------
APPENDIX A
--------------------------------------------------------------------------------


     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     PRIME-l: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     o    Leading market positions in well-established industries.

     o    High rates of return on funds employed.

     o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     o Well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

--------------------------------------------------------------------------------
                                                                             A-2

--------------------------------------------------------------------------------
APPENDIX A
--------------------------------------------------------------------------------


STANDARD & POOR'S RATINGS GROUP

BOND RATINGS

     AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC and CC: Obligations rated BB, B, CCC and CC are regarded as having significant speculative characteristics, BB indicates the least degree of speculation and CC the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     A-l: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-l.

DUFF & PHELPS CREDIT RATING CO.

LONG-TERM DEBT AND PREFERRED STOCK RATINGS

     AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.


--------------------------------------------------------------------------------
A-3 PRUDENTIAL HIGH YIELD TOTAL RETURN               (Telephone)  (800) 225-1852
    FUND, INC.

--------------------------------------------------------------------------------
APPENDIX A
--------------------------------------------------------------------------------


     AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

     BB: Below investment-grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

     B: Below investment-grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     Duff & Phelps refines each generic rating classification from AA through B with a "+" or a "-".

     CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, or with unfavorable company developments.

SHORT-TERM DEBT RATINGS

     Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     Duff 2: Good certainty of timely payment. Liquidity factors and Company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.


--------------------------------------------------------------------------------
                                                                             A-4

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     NOTES



















--------------------------------------------------------------------------------
    PRUDENTIAL HIGH YIELD TOTAL RETURN               (Telephone)  (800) 225-1852
    FUND, INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     NOTES



















--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     NOTES



















--------------------------------------------------------------------------------
    PRUDENTIAL HIGH YIELD TOTAL RETURN               (Telephone)  (800) 225-1852
    FUND, INC.

FOR MORE INFORMATION

Please read this prospectus before you
invest in the Fund and keep it for future reference. For information or shareholder questions contact

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact

PRUDENTIAL INVESTMENT MANAGEMENT
SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769


Visit Prudential's website at
http://www.prudential.com


Additional information about the Fund can be obtained without charge and can be found in the following documents

STATEMENT OF ADDITIONAL INFORMATION (SAI)
  (incorporated by reference into this
  prospectus)

ANNUAL REPORT
  (contains a discussion of the market
  conditions and investment strategies that significantly affected the Fund's performance)

SEMI-ANNUAL REPORT



You can also obtain copies of Fund
documents from the Securities and
Exchange Commission as follows

BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST
publicinfo@sec.gov
  (The SEC charges a fee to copy
  documents.)

IN PERSON
Public Reference Room in Washington, DC
(For hours of operation, call
1-202-942-8090)

VIA THE INTERNET
on the EDGAR Database at
http://www.sec.gov


CUSIP Numbers                   NASDAQ Symbols
Class A Shares--74437D-10-9     PYRAX
Class B Shares--74437D-20-8     PYRBX
Class C Shares--74437D-30-7     PHYCX
Class Z Shares--74437D-40-6       -


Investment Company Act File No. 811-08101


MF181A                  [SYMBOL]  Printed on Recycled Paper

                  PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.

                       Statement of Additional Information
                               dated June 5, 2000


     Prudential High Yield Total Return Fund, Inc. (the Fund) is an open-end, diversified, management investment company whose investment objective is total return through high current income and capital appreciation. The Fund seeks to achieve its objective by investing primarily in high-yield fixed-income securities. Under normal circumstances, the Fund intends to invest at least 65% of its total assets in such securities. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."

     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated June 5, 2000, a copy of which may be obtained from the Fund upon request.


                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----


Fund History ............................................................  B-2
Description of the Fund, Its Investments and Risks ......................  B-2
Investment Restrictions .................................................  B-23
Management of the Fund ..................................................  B-24
Control Persons and Principal Holders of Securities .....................  B-27
Investment Advisory and Other Services ..................................  B-27
Brokerage Allocation and Other Practices ................................  B-32
Capital Shares, Other Securities and Organization .......................  B-34
Purchase, Redemption and Pricing of Fund Shares .........................  B-34
Shareholder Investment Account ..........................................  B-44
Net Asset Value .........................................................  B-48
Taxes, Dividends and Distributions ......................................  B-49
Performance Information .................................................  B-51
Financial Statements ....................................................  B-54
Report of Independent Accountants .......................................  B-87
Appendix I--Historical Performance Data .................................  I-1
Appendix II--General Investment Information .............................  II-1


===============================================================================


MF181B

                                  FUND HISTORY


     The Fund was incorporated in Maryland on February 18, 1997. Prudential Distressed Securities Fund, Inc. merged into the Fund in January 2000. There was no material change in the operation of the Fund as a result of the merger.


               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

(A) CLASSIFICATION. The Fund is a diversified, open-end management investment company.


(B) AND (C) INVESTMENT STRATEGIES, POLICIES AND RISKS. The Fund's investment objective is total return through high current income and capital appreciation. The Fund will seek to achieve its objective by investing primarily in high-yield fixed-income securities. Under normal circumstances, the Fund intends to invest at least 65% of its total assets in such securities. The Fund may also invest in any other securities believed by the investment adviser to be consistent with the Fund's investment objective, including preferred stocks, equity-related securities, which may be attached to or included in a unit with fixed-income securities at the time of purchase, convertible securities, loan participations and assignments, trade claims, higher rated fixed-income securities, futures contracts and options thereon, other derivatives and certain other investments described in the Prospectus and this Statement of Additional Information. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" in the Prospectus.

     While the principal investment policies and strategies for seeking to achieve the Fund's objective are described in the Fund's Prospectus, the Fund may from time to time also use the securities, instruments, policies and principal and non-principal strategies described below in seeking to achieve its objective.

HIGH-YIELD DEBT SECURITIES

     Low rated fixed-income securities are securities rated below Baa by Moody's Investors Service (Moody's) or BBB by Standard & Poor's Rating Group (Standard & Poor's), or comparably rated by any other Nationally Recognized Statistical Rating Organization (NRSRO). Low rated and comparable unrated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Such high-yield securities are commonly known as junk bonds. Since lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investments in securities which carry lower ratings and in comparable unrated securities. Changes in economic or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments in bonds rated below Baa or BBB than is the case with higher grade bonds. Corporate bonds rated below Baa by Moody's and BBB by Standard & Poor's are considered speculative. Investment in these securities is a long-term investment strategy and, accordingly, investors in the Fund should have the financial ability and willingness to remain invested for the long term.

     Fluctuations in the prices of fixed-income securities may be caused by among other things, the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund's net asset value (NAV).


     The investment adviser will attempt to reduce these risks through diversification of the portfolio and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments. The investment adviser will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. A description of corporate bond ratings is contained in Appendix A to the Prospectus. Ratings of fixed-income securities represent the rating agencies' opinions regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. Therefore, the investment adviser will also consider, among other things, the financial history and condition, the prospects and the management of an issuer in selecting securities for the Fund's portfolio. Since some issuers do not seek ratings for their securities, non-rated securities will also be considered for investment by the Fund only when the investment adviser believes that the financial condition of the issuers of such securities and/or the protection afforded by the terms of the securities themselves limit the risk to the Fund to a degree comparable to that of rated securities that are consistent with the Fund's objective and policies.

RISKS RELATING TO INVESTING IN HIGH-YIELD DEBT SECURITIES


     Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or similar unrated (that is, high-yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund. The achievement of its investment objective may be more dependent on the investment adviser's own credit analysis than is the case for higher quality bonds. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short-term investing.


     Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. During an economic downturn or recession, securities of highly leveraged issuers are more likely to default than securities of higher rated issuers. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV. Under circumstances where the Fund owns the majority of an issue, market and credit risks may be greater. Moreover, from time to time, it may be more difficult to value high-yield securities than more highly rated securities.


     In addition to the risk of default, there are the related costs of recovery on defaulted issues. The investment adviser will attempt to reduce these risks through diversification of the portfolio and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.


     Since investors generally perceive that there are greater risks associated with the lower rated securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities which, as a general rule, fluctuate in response to the general level of interest rates.


     Certain of the high-yield fixed-income securities in which the Fund may invest may be purchased at a market discount. The Fund does not intend to hold such securities until maturity unless current yields on these securities remain attractive. Capital losses may be recognized when securities purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses may also be recognized for federal income tax purposes on the retirement of such securities or may be recognized upon the sale of securities.


     Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors.

ZERO COUPON, PAY-IN-KIND OR DEFERRED PAYMENT SECURITIES

     The Fund may invest in zero coupon, pay-in-kind or deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. The Fund accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.


     There are certain risks related to investing in zero coupon, pay-in-kind and deferred payment securities. These securities generally are more sensitive to movements in interest rates and are less liquid than comparably rated securities paying cash interest at regular intervals. Consequently, such securities may be subject to greater fluctuation in value. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of "phantom income" and the value of the paid-in-kind interest. The required distributions will result in an increase in the Fund's exposure to such securities.


FOREIGN SECURITIES

     The Fund may invest up to 35% of its total assets in equity and fixed-income securities of foreign government and other foreign issuers denominated in U.S. dollars and up to 5% of its total assets in foreign currency-denominated securities issued by foreign or domestic issuers. American and global depositary receipts are not included in this 35% limitation. American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and other types of depositary receipts evidence ownership of underlying securities issued by a foreign corporation that have been deposited with a depositary or custodian bank, typically a U.S. bank or trust company. Depositary receipts may be issued in connection with an offering of securities by the issuer of the underlying securities or issued by a depositary bank as a vehicle to promote investment and trading in the underlying securities. While depositary receipts may not necessarily be denominated in the same currency as the underlying securities, the risks associated with foreign securities also generally apply to depositary receipts.

     FOREIGN GOVERNMENT SECURITIES. Foreign government securities include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Government Entities) denominated in U.S. dollars or foreign currencies. A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "quasi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of quasi-governmental entities include, among others, the Province of Ontario and the City of Stockholm. Foreign government securities also include mortgage-backed securities issued by Government Entities.

     BRADY BONDS. The Fund is permitted to invest in debt obligations commonly known as "Brady Bonds" which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued in connection with the restructuring of the bank loans, for example, of the governments of Mexico, Venezuela and Argentina.

     Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

     Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.


RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN FOREIGN SECURITIES

     Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls, the seizure or nationalization of foreign deposits and the risk of foreign currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign issuer or government than about a domestic issuer or the U.S. Government. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation, confiscatory taxation or diplomatic development which could affect investment. In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. These investments, however, may be less liquid than the securities of U.S. issuers. In the event of default of any such foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities.

     Investing in the equity and fixed-income markets of developing countries involves exposure to economies that are generally less diverse and mature and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities may be greater with respect to investments in developing countries and are certainly greater with respect to investments in the securities of financially and operationally troubled issuers.

     Additional costs could be incurred in connection with the Fund's international investment activities. Foreign countries may impose taxes on income on foreign investments. Foreign brokerage commissions are generally higher than United States brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.


     If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

     The Fund may, but need not, enter into foreign currency forward contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES


     Effective January 1, 1999, the 11 member states of the European Union introduced the "euro" as a common currency. During a three year transitional period, the euro will coexist with each member state's currency. By July 1, 2002, the euro is expected to become the sole currency of the member states. During the transition period, the Fund will treat the euro as a separate currency from that of any member state.

     The conversion may adversely affect the Fund if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union; or if the computing, accounting and trading systems used by the Fund's service providers, or by entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following, euro conversion. In addition, the conversion could cause markets to become more volatile.


     The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the member states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. In addition, the transition of member states' currency into the euro will eliminate the currency risk among the member states and will likely affect the investment process and considerations of the Fund's investment adviser. To the extent the Fund holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

     The introduction of the euro is expected to affect derivative and other financial contracts in which the Fund may invest insofar as price sources based upon current currencies of the member states will be replaced, and market conventions, such as day-count fractions or settlement dates, applicable to underlying instruments may be changed to conform to the conventions applicable to the euro currency.


     The overall impact of the transition of member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term ramifications can be expected,such as changes in the economic environment and changes in the behavior of investors, all of which will impact the Fund's investments and its NAV. In addition, although U.S. Treasury regulations generally provide that the euro conversion will not, in itself, cause a U.S. taxpayer to realize a gain or loss, other changes may occur at the time of the conversion, such as accrual periods, holiday conventions, indexes and other features that may require the realization of a gain or a loss by the Fund as determined under existing tax law.


     The Fund's Manager is taking steps: (a) that it believes will reasonably address euro-related changes to enable the Fund to process transactions accurately and completely with minimal disruption to business activities, and
(b) to obtain reasonable assurances that appropriate steps are being taken by each of the Fund's other service providers.

BANK DEBT

     The Fund may invest in bank debt which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (Lenders), including banks. The Fund's investment may be in the form of participations in loans (Participations) or of assignments of all or a portion of loans from third parties (Assignments).

     Participations differ both from the public and private debt securities typically held by the Fund and from Assignments. In Participations, the Fund has a contractual relationship only with the Lender, not with the borrower. As a result, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan Agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. In Assignments, by contrast, the Fund acquires direct rights against the borrower, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

     Investments in Participations and Assignments otherwise bear risks common to other debt securities, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired and that the Fund may obtain less than the full value for loan interests sold because they are illiquid.

     The Fund may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. In addition to the creditworthiness of the borrower, the Fund's ability to receive payment of principal and interest is also dependent on the creditworthiness of any institution (that is, the Lender) interposed between the Fund and the borrower.

SECURITIES OF FINANCIALLY AND OPERATIONALLY TROUBLED ISSUERS

     The Fund may invest in debt or equity securities of financially troubled or bankrupt companies (financially troubled issuers) and in debt or equity securities of companies that in the view of the Subadviser are currently undervalued, out-of-favor or price depressed relative to their long-term potential for growth and income (operationally troubled issuers) (collectively distressed securities). Equity securities include common stocks, preferred stock and rights and warrants.

     The investment adviser maintains a credit unit which the Fund's portfolio managers may consult in managing the Fund's portfolio and in researching financially troubled and operationally troubled issuers. The Fund's portfolio managers review on an ongoing basis financially troubled and operationally troubled issuers, including prospective purchases and portfolio holdings of the Fund. They have broad access to research and financial reports, data retrieval services and industry analysts.

     The securities of financially and operationally troubled issuers may require active monitoring and at times may require the Fund's investment adviser to participate in bankruptcy or reorganization proceedings on behalf of the Fund. To the extent the investment adviser becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than is generally assumed by an investor and such participation may subject the Fund to the litigation risks described below. However, the Fund does not invest in the securities of financially or operationally troubled issuers for the purpose of exercising day-to-day management of any issuer's affairs.

RISKS OF FINANCIALLY AND OPERATIONALLY TROUBLED ISSUERS


     Investment in the securities of financially and operationally troubled issuers involves a high degree of credit and market risk. See "Risks Relating to Investing in High-Yield Debt Securities" above. Although the Fund will invest in select companies which in the view of its investment adviser have the potential over the long term for capital growth, there can be no assurance that such financially or operationally troubled companies can be successfully transformed into profitable operating companies. There is a possibility that the Fund may incur substantial or total losses on its investments. During an economic downturn or recession, securities of financially troubled issuers are more likely to go into default than securities of other issuers. In addition, it may be difficult to obtain information about financially and operationally troubled issuers.


     Investment in the securities of financially and operationally troubled issuers is a long-term investment strategy and, accordingly, investors in the Fund should have the financial ability and willingness to remain invested for the long term. Securities of financially troubled issuers are less liquid and more volatile than securities of companies not experiencing financial difficulties. The market prices of such securities are subject to erratic and abrupt market movements and the spread between bid and asked prices may be greater than normally expected. In addition, it is anticipated that many of the Fund's portfolio investments may not be widely traded and that the Fund's position in such securities may be substantial relative to the market for such securities. As a result, the Fund may experience delays and incur losses and other costs in connection with the sale of its portfolio securities.

     The Fund may invest in the securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings and may have a more active participation in the affairs of the issuer than is generally assumed by an investor. This may subject the Fund to litigation risks or prevent the Fund from disposing of securities. In a bankruptcy or other proceeding, the Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of other creditors. While the Fund will attempt to avoid taking the types of actions that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them. Because (unlike the Fund) other investors may purchase the securities of these companies for the purpose of exercising control or management, the Fund may be at a disadvantage to the extent that the Fund's interests differ from the interests of these other investors.

BANKRUPTCY AND OTHER PROCEEDINGS--LITIGATION RISKS

     When a company seeks relief under the Federal Bankruptcy Code (or has a petition filed against it), an automatic stay prevents all entities, including creditors, from foreclosing or taking other actions to enforce claims, perfect liens or reach collateral securing such claims. Creditors who have claims against the company prior to the date of the bankruptcy filing must petition the court to permit them to take any action to protect or enforce their claims or their rights in any collateral. Such creditors may be prohibited from doing so if the court concludes that the value of the property in which the creditor has an interest will be "adequately protected" during the proceedings. If the bankruptcy court's assessment of adequate protection is inaccurate, a creditor's collateral may be wasted without the creditor being afforded the opportunity to preserve it. Thus, even if the Fund holds a secured claim, it may be prevented from collecting the liquidation value of the collateral securing its debt, unless relief from the automatic stay is granted by the court.

     Security interests held by creditors are closely scrutinized and frequently challenged in bankruptcy proceedings and may be invalidated for a variety of reasons. For example, security interests may be set aside because, as a technical matter, they have not been perfected properly under the Uniform Commercial Code or other applicable law. If a security interest is invalidated, the secured creditor loses the value of the collateral and because loss of the secured status causes the claim to be treated as an unsecured claim, the holder of such claim will almost certainly experience a significant loss of its investment. While the Fund intends to scrutinize any security interests that secure the debt it purchases, there can be no assurance that the security interests will not be challenged vigorously and found defective in some respect, or that the Fund will be able to prevail against the challenge.

     Moreover, debt may be disallowed or subordinated to the claims of other creditors if the creditor is found guilty of certain inequitable conduct resulting in harm to other parties with respect to the affairs of a company filing for protection from creditors under the Federal Bankruptcy Code. Creditors' claims may be treated as equity if they are deemed to be contributions to capital, or if a creditor attempts to control the outcome of the business affairs of a company prior to its filing under the Bankruptcy Code. If a creditor is found to have interfered with the company's affairs to the detriment of other creditors or shareholders, the creditor may be held liable for damages to injured parties. While the Fund will attempt to avoid taking the types of action that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Fund will be able successfully to defend against them.

     While the challenges to liens and debt described above normally occur in a bankruptcy proceeding, the conditions or conduct that would lead to an attack in a bankruptcy proceeding could in certain circumstances result in actions brought by other creditors of the debtor, shareholders of the debtor or even the debtor itself in other state or federal proceedings. As is the case in a bankruptcy proceeding, there can be no assurance that such claims will not be asserted or that the Fund will be able successfully to defend against them. To the extent that the Fund assumes an active role in any legal proceeding involving the debtor, the Fund may be prevented from disposing of securities issued by the debtor due to the Fund's possession of material, non-public information concerning the debtor.

CONVERTIBLE SECURITIES, WARRANTS AND RIGHTS


     A convertible security is typically a bond, debenture, corporate note or preferred stock or other similar security that may be converted at a stated price within a specified period of time into a specified number of shares of common stock or other equity securities of the same or a different issuer. Equity securities have a subordinate claim on an issuer's assets as compared with fixed-income securities. As a result, the values of equity securities generally are more dependent on the financial condition of the issuer and less dependent on fluctuations in interest rates than are the values of many debt securities. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. Warrants tend to be more volatile than the underlying stock, and if, at a warrant's expiration date, the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if, at the expiration date, the underlying stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value. Convertible securities are generally senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities.

While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities also include preferred stocks which technically are equity securities.

     In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

TRADE CLAIMS

     The Fund may invest in trade claims, which are non-securitized rights of payment arising from obligations other than borrowed funds. Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms. Generally, when a company files for bankruptcy protection, payments on trade claims cease and the claims are subject to compromise along with the other debts of the company. Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including (1) the possibility that the amount of the claim may be disputed by the obligor, (2) the debtor may have a variety of defenses to assert against the claim under the bankruptcy code, (3) volatile pricing due to a less liquid market, including a small number of brokers for trade claims and a small universe of potential buyers, (4) the risk that the Fund may be obligated to purchase a trade claim larger than initially anticipated and (5) the risk of failure of the sellers of the trade claims to indemnify the Fund against loss due to bankruptcy or insolvency of such sellers. The negotiation and enforcement of rights in connection with trade claims may result in higher legal expenses to the Fund, which may reduce return on such investments. It is not unusual for trade claims to be priced at a discount to publicly traded securities that have an equal or lower priority claim. Additionally, trade claims may be treated as non-securities investments. As a result, any gains may be considered "non-qualifying" for purposes of the requirement under the Internal Revenue Code that 90% of the income of a regulated investment company has come from certain qualifying sources. See "Taxes, Dividends and Distributions" below.

HEDGING AND RETURN ENHANCEMENT STRATEGIES


     The Fund may engage in various portfolio strategies, including using derivatives to seek to reduce certain risks of its investments and to attempt to enhance return, but not for speculation. These strategies currently include futures contracts and options thereon (including interest rate futures contracts and options thereon), options on securities, financial indexes and currencies, interest rate swaps and foreign currency forward contracts. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objective and policies.


OPTIONS TRANSACTIONS


     The Fund may purchase and write (that is, sell) put and call options on securities, financial indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter (OTC) market to seek to enhance return or to protect against adverse price fluctuations in securities in the Fund's portfolio. These options will be on equity and debt securities, including U.S. Government securities, financial indexes, including stock indexes (for example, the S&P 500), and foreign currencies. The Fund may write covered put and call options to attempt to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of securities (or currencies) that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series.


     A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or currency subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options the Fund may write.

     A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Fund, as the writer of a put option, might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

     The Fund may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Fund may therefore purchase a put option on other carefully selected securities, the values of which the investment adviser expects will have a high degree of positive correlation to the values of such portfolio securities. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the investment adviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's investments and therefore the put option may not provide complete protection against a decline in the value of the Fund's investments below the level sought to be protected by the put option.

     The Fund may similarly wish to hedge against appreciation in the value of securities that it intends to acquire at a time when call options on such securities are not available. The Fund may, therefore, purchase call options on other carefully selected securities the values of which the investment adviser expects will have a high degree of positive correlation to the values of the securities that the Fund intends to acquire. In such circumstances the Fund will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Fund is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Fund.

     The Fund may write options on securities in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Fund's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     Prior to being notified of the exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be canceled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra-party with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

     When the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, the Fund may be unable to liquidate an OTC option. See "Illiquid Securities" below.

     OTC options purchased by the Fund will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Fund will be treated as illiquid unless the OTC options are sold to qualified dealers who Agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option Agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. See "Illiquid Securities" below.

     The Fund may write only "covered" options. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain for the term of the option a segregated account consisting of cash or other liquid assets having a value equal to or greater than the exercise price of the option. In the case of a straddle written by the Fund, the amount maintained in the segregated account will equal the amount, if any, by which the put is "in-the-money."


     OPTIONS ON SECURITIES INDEXES. The Fund also may purchase and write call and put options on securities indexes in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indexes are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.


     When the Fund writes an option on a securities index, it will be required to deposit and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

     Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

FUTURES CONTRACTS AND RELATED OPTIONS


     The Fund may enter into futures contracts for the purchase or sale of debt securities and financial indexes (collectively, interest rate futures contracts) and currencies in accordance with the Fund's investment objective. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire a specified quantity of the securities underlying the contract at a specified price at a specified future date. A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver a specified quantity of the securities underlying the contract at a specified price at a specified future date. At the time a futures contract is purchased or sold, the Fund is required to deposit cash or securities with a futures commission merchant or in a segregated account representing between approximately 1 1/2 to 5% of the contract amount, called "initial margin." Initial margin in futures transactions is different from margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, initial margin is in the nature of a good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Thereafter, the futures contract will be valued daily and the payment in cash of "maintenance" or "variation margin" may be required, resulting in the Fund paying or receiving cash that reflects any decline or increase in the contract's value, a process known as "marking-to-market."

     Some futures contracts by their terms may call for the actual delivery or acquisition of the underlying assets and other futures contracts must be "cash settled." In most cases the contractual obligation is extinguished before the expiration of the contract by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery or acquisition in the same month. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. The purchase (or sale) of an offsetting futures contract is referred to as a "closing transaction." There is no assurance that the Fund will be able to enter into a closing transaction.


     Although futures prices themselves have the potential to be extremely volatile, in the case of any strategy involving interest rate futures contracts and options thereon when the investment adviser's expectations are not met, assuming proper adherence to the segregation requirement, the volatility of the Fund as a whole should be no greater than if the same strategy had been pursued in the cash market.


     Successful use of futures contracts by the Fund is subject to, among other things, the ability of the Fund's investment adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.


     Exchanges on which futures and related options trade may impose limits on the positions that the Fund may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

     Pursuant to the requirements of the Commodity Exchange Act, as amended (the Commodity Exchange Act), all futures contracts and options thereon must be traded on an exchange. Since a clearing corporation effectively acts as the counterparty on every futures contract and option thereon, the counter party risk depends on the strength of the clearing or settlement corporation associated with the exchange. Additionally, although the exchanges provide a means of closing out a position previously established, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In the case of options on futures, if such a market does not exist, the Fund, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to utilize any profit, and if the Fund were the writer of the option, its obligation would not terminate until the option expired or the Fund was assigned an exercise notice.

LIMITATIONS ON THE PURCHASE AND SALE OF FUTURES CONTRACTS AND RELATED OPTIONS

     CFTC LIMITS. In accordance with Commodity Futures Trading Commission (CFTC) regulations, the Fund is not permitted to purchase or sell futures contracts or options thereon for return enhancement or risk management purposes if immediately thereafter the sum of the amounts of initial margin deposits on the Fund's existing futures and premiums paid for options on futures exceed 5% of the liquidation value of such Fund's total assets (the "5% CFTC limit"). This restriction does not apply to the purchase and sale of futures contracts and options thereon for bona fide hedging purposes.

     SEGREGATION REQUIREMENTS. To the extent the Fund enters into futures contracts, it is required by the Securities and Exchange Commission (the Commission) to maintain a segregated asset account sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid assets, in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with respect to such futures contracts. Offsetting the contract by another identical contract eliminates the segregation requirement.

     With respect to options on futures, there are no segregation requirements for options that are purchased and owned by the Fund. However, written options, since they involve potential obligations of the Fund, may require segregation of Fund assets if the options are not "covered" as described below under "Options on Futures Contracts." If the Fund writes a call option that is not "covered," it must segregate and maintain for the term of the option cash or liquid securities equal to the fluctuating value of the optioned futures. If the Fund writes a put option that is not "covered," the segregated amount would have to be at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund) with respect to such option.

USES OF INTEREST RATE FUTURES CONTRACTS

     Futures contracts will be used for bona fide hedging, risk management and return enhancement purposes.

     POSITION HEDGING. The Fund might sell interest rate futures contracts to protect the Fund against a rise in interest rates which would be expected to decrease the value of debt securities which the Fund holds. This would be considered a bona fide hedge and, therefore, is not subject to the 5% CFTC limit. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have correlated closely or are expected to correlate closely to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the NAV of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a hedging technique would allow the Fund to maintain a defensive position without having to sell portfolio securities. If in fact interest rates decline rather than rise, the value of the futures contract will fall but the value of the bonds should rise and should offset all or part of the loss. If futures contracts are used to hedge 100% of the bond position and correlate precisely with the bond position, there should be no loss or gain with a rise (or fall) in interest rates. However, if only 50% of the bond position is hedged with futures, then the value of the remaining 50% of the bond position would be subject to change because of interest rate fluctuations. Whether the bond positions and futures contracts correlate precisely is a significant risk factor.

     ANTICIPATORY POSITION HEDGING. Similarly, when it is expected that interest rates may decline and the Fund intends to acquire debt securities, the Fund might purchase interest rate futures contracts. The purchase of futures contracts for this purpose would constitute an anticipatory hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund subsequently acquires and would normally qualify as a bona fide hedge not subject to the 5% CFTC limit. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that would be purchased, the Fund could take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund could make the intended purchases of the debt securities in the cash market and concurrently liquidate the futures positions.


     RISK MANAGEMENT AND RETURN ENHANCEMENT. The Fund might sell interest rate futures contracts covering bonds. This has the same effect as selling bonds in the portfolio and holding cash and reduces the duration of the portfolio. (Duration measures the price sensitivity of the portfolio to interest rates. The longer the duration, the greater the impact of interest rate changes on the portfolio's price.) Duration is described in Appendix II under "Duration." This should lessen the risks associated with a rise in interest rates. In some circumstances, this may serve as a hedge against a loss of principal, but is usually referred to as an aspect of risk management.


     The Fund might buy interest rate futures contracts covering bonds with a longer maturity than its portfolio average. This would tend to increase the duration and should increase the gain in the overall portfolio if interest rates fall. This is often referred to as risk management rather than hedging but, if it works as intended, has the effect of increasing principal value. If it does not work as intended because interest rates rise instead of fall, the loss will be greater than would otherwise have been the case. Futures contracts used for these purposes are not considered bona fide hedges and, therefore, are subject to the 5% CFTC limit.

OPTIONS ON FUTURES CONTRACTS

     The Fund may enter into options on futures contracts for certain bona fide hedging, risk management and return enhancement purposes. This includes the ability to purchase put and call options and write (that is, sell) "covered" put and call options on futures contracts that are traded on commodity and futures exchanges.

     If the Fund purchases an option on a futures contract, it has the right, but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the option exercise period.

     Unlike purchasing an option, which is similar to purchasing insurance to protect against a possible rise or fall of security prices or currency values, the writer or seller of an option undertakes an obligation upon exercise of the option to either buy or sell the underlying futures contract at the exercise price. A writer of a call option has the obligation upon exercise to assume a short futures position and a writer of a put option has the obligation to assume a long futures position. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If there is no balance in the writer's margin account, the option is "out of the money" and will not be exercised. The Fund, as the writer, has income in the amount it was paid for the option. If there is a margin balance, the Fund will have a loss in the amount of the balance less the premium it was paid for writing the option.

     When the Fund writes a put or call option on futures contracts, the option must either be "covered" or, to the extent not "covered," will be subject to segregation requirements. The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option. A Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option.

     To the extent the Fund is not "covered" as described above with respect to written options, it will segregate and maintain for the term of the option cash or other liquid assets as described above under "Limitations on the Purchase and Sale of Futures Contracts and Related Options--Segregation Requirements."

USES OF OPTIONS ON FUTURES CONTRACTS

     Options on futures contracts would be used for bona fide hedging, risk management and return enhancement purposes.

     POSITION HEDGING. The Fund may purchase put options on interest rate or currency futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates.

     ANTICIPATORY HEDGING. The Fund may also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund might intend to acquire as a result of declining interest rates.

     Writing a put option on a futures contract may serve as a partial anticipatory hedge against an increase in the value of debt securities the Fund might intend to acquire. If the futures price at expiration of the option is above the exercise price, the Fund retains the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intended to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Fund would incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund might intend to acquire.

     Whether options on futures contracts are subject to or exempt from the 5% CFTC limit depends on whether the purposes of the options constitutes a bona fide hedge.

     RISK MANAGEMENT AND RETURN ENHANCEMENT. Writing a put option that does not relate to securities the Fund intends to acquire would be a return enhancement strategy which would result in a loss if interest rates rise.

     Similarly, writing a covered call option on a futures contract is also a return enhancement strategy. If the market price of the underlying futures contract at expiration of a written call is below the exercise price, the Fund would retain the full amount of the option premium increasing the income of the Fund. If the futures price when the option is exercised is above the exercise price, however, the Fund would sell the underlying securities which were the "cover" for the contract and incur a gain or loss depending on the cost basis for the underlying asset.

     Writing a covered call option as in any return enhancement strategy can also be considered a partial hedge against a decrease in the value of a Fund's portfolio securities. The amount of the premium received acts as a partial hedge against any decline that may have occurred in the Fund's debt securities.

     There can be no assurance that the Fund's use of futures contracts and related options will be successful and the Fund may incur losses in connection with its purchase and sale of future contracts and related options.

FOREIGN CURRENCY FORWARD CONTRACTS


     The Fund may but need not enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot, that is, cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. See "Risks Related to Foreign Currency Forward Contracts" below.


     The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of foreign currency) of the securities being hedged.


INTEREST RATE SWAP TRANSACTIONS

     The Fund may enter into interest rate swaps, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Under normal circumstances, the Fund will enter into interest rate swaps on a net basis, that is, the two payment streams netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value per share (NAV) at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act. To the extent that the Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and the Fund believe such obligations do not constitute senior securities. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The Fund will enter into interest rate swaps only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Board of Directors.

     The Fund may enter into interest rate swaps as a hedge against changes in the interest rate of a security in its portfolio or that of a security the Fund anticipates buying.

     If the Fund purchases an interest rate swap to hedge against a change in an interest rate of a security the Fund anticipates buying, and such interest rate changes unfavorably for the Fund, then the Fund may determine not to invest in the securities as planned and will realize a loss on the interest rate swap that is not offset by a change in the interest rates or the price of the securities.

     The use of interest rate swaps is a highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique was never used.

     The Fund may enter into interest rate swaps traded on an exchange or in the over-the-counter market. The Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES


     Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through the unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of interest rate swap transactions, options, futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain cover or to segregate securities in connection with hedging transactions.


     The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the Fund's portfolio may decline. If this were to occur, the Fund would lose money on the futures contracts and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the market prices of the securities of a diversified portfolio will tend to move in the same direction as the prices of futures contracts.


     If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.


     There is a risk that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

     There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities (or currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities (or currencies) and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery or underlying securities (or currencies) rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities (or currencies) and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful transaction.

     The risk of imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the securities that are the subject of the futures contract, for example, those included in the municipal index. Because the change in the price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result in a successful hedging transaction.

     Pursuant to the requirements of the Commodity Exchange Act, all futures contracts and options thereon must be traded on an exchange. The Fund intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. The Fund's ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these exchanges. Although the Fund generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit. In the case of a futures contract or an option on a futures contract which the Fund had written and which the Fund was unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract was closed. In the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.


     Exchanges on which futures and related options trade may impose limits on the positions that the Fund may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

     Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of commodity pool operator, subject to compliance with certain conditions. The Fund may enter into futures or related options contracts for return enhancement purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of futures and related options contracts for BONA FIDE hedging purchases within the meaning of the regulations of the CFTC.

     In order to determine that the Fund is entering into transactions in futures contracts for hedging purposes as such term is defined by the CFTC, either: (1) a substantial majority (that is, approximately 75%) of all anticipatory hedge transactions (transactions in which the Fund does not own at the tie of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge, or (2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the Fund;
(b) cash held by the Fund; (c) cash proceeds due to the Fund on investments within thirty days; (d) the margin deposited on the contracts; and (e) any unrealized appreciation in the value of the contracts.

     If the Fund maintains a short position in a futures contract, it will cover this position by holding, in a segregated account, cash or liquid assets equal in value (when added to any Initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract, it will hold cash or liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.


     Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures portions. In such situations, if the Fund has insufficient cash, it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Fund's ability to hedge effectively its portfolio.


     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the investment adviser.


     RISKS OF TRANSACTIONS IN OPTIONS ON FINANCIAL FUTURES. Compared to the purchase or sale of futures contracts, the purchase and sale of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the future contracts or underlying securities.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. As described above, although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchange could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of traders on that exchange could continue to be exercisable in accordance with their terms.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.


     RISKS OF OPTIONS ON FOREIGN CURRENCIES. Options on foreign currencies involve the currencies of two nations and therefore, developments in either or both countries affect the values of options on foreign currencies. Risks include those described above under "Risk Factors and Special Considerations of Investing in Foreign Securities" and "Risk Factors and Special Considerations of Investing in Euro-Denominated Securities," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

     RISKS RELATED TO FOREIGN CURRENCY FORWARD CONTRACTS. The Fund may enter into foreign currency forward contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.


     Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If the Fund enters into a position hedging transaction, the transaction will be covered by the position being hedged or the Fund will place cash or other liquid assets in a segregated account of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. The assets placed in the segregated account will be marked-to-market daily, and if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will, at all times, equal the amount of the Fund's net commitment with respect to the forward contract.

     The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.


     The Fund's dealings in foreign currency forward contracts will generally be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. Also, this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.


     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

REPURCHASE AGREEMENTS


     The Fund may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed upon rate of return effective for the period of time the Fund's money is invested in the security.The Fund's repurchase agreements will be collateralized by U.S. Government obligations. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's investment adviser. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.


     The Fund participates in a joint repurchase agreement account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM or the Manager) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage ofits investment.

LENDING OF SECURITIES

     Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 30% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.


     A loan may be terminated by the borrower on one business days' notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the investment adviser to be creditworthy. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.


     Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

BORROWING


     The Fund may borrow an amount equal to no more than 331 @3% of the value of its total assets (calculated at the time of the borrowing) from banks for temporary, extraordinary or emergency purposes, or for the clearance of transactions. The Fund may pledge up to 331 @3% of the value of its total assets to secure such borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings as required by law. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Such liquidations could cause the Fund to realize gains on securities held for less than three months. The Fund will not purchase securities when borrowings exceed 5% of the value of the Fund's total assets.


ILLIQUID SECURITIES


     The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days or other illiquid securities, including certain securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the

Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD). The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.


     Restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market, will be treated as liquid only when deemed liquid under procedures established by the Board of Directors. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


     The staff of the Commission has taken the position, which the Fund will follow, that purchased over-the-counter (OTC) options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund participating in the option and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the securities used as "cover" as liquid. See "How the Fund Invests--Additional Strategies" in the Prospectus.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     From time to time, in the ordinary course of business, the Fund may purchase or sell securities on a when-issued or delayed-delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuations, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its NAV each day. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Fund will segregate cash or other liquid assets, marked-to-market daily, having a value equal to or greater than such commitments. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed-delivery basis may increase the volatility of the Fund's NAV.


SHORT SALES

     The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete the transaction, the Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will (a) segregate cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and will not be less than the market value of the security at the time it was sold short, or (b) otherwise cover its short position through a short sale "against-the-box," which is a short sale in which the Fund owns an equal amount of the securities sold short or securities, convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. The value of securities of any one issuer in which the Fund is short may not exceed the lesser of 2% of the value of the fund's net assets or 2% of the securities of any class of any issuer.


     The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium, dividends or interest paid in connection with the short sale. For federal income tax purposes, a short sale against the box of an appreciated financial position (e.g. stock) generally will be treated as a sale of the appreciated financial position, thus generating gain, by the Fund.


SECURITIES OF OTHER INVESTMENT COMPANIES

     The Fund may invest in securities of other investment companies, except to the extent permitted by applicable law. Generally, the Fund does not intend to invest in such securities. If the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.


SEGREGATED ACCOUNTS

     When the Fund is required to segregate assets in connection with certain hedging transactions, it will maintain cash or liquid assets in a segregated account. "Liquid assets" mean cash, U.S. Government securities, equity securities, debt obligations or other liquid, unencumbered assets marked-to-market daily, including foreign securities, high-yield fixed income securities and distressed securities.


(D) TEMPORARY DEFENSIVE STRATEGIES AND SHORT-TERM INVESTMENTS


     In response to adverse market, economic or political conditions, the Fund may take a temporary defensive position and invest up to 100% of the Fund's assets in short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations. The yield on these securities will tend to be lower than the yield on other securities to be purchased by the Fund. Investing heavily in these securities limits the Fund's ability to achieve the Fund's objective but can help to preserve the Fund's assets.

     U.S. Government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government guarantees do not extend to the yield or value of the securities or the Fund's shares. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.


(E)  PORTFOLIO TURNOVER


     Although the Fund does not intend to engage in substantial short-term trading, it may sell portfolio securities without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Fund desires to preserve gains or limit losses due to changing economic conditions or the financial condition of the issuer. The Fund's portfolio turnover rate is not expected to exceed 150%. However, when portfolio changes are deemed appropriate due to market or other conditions, such turnover rate may be greater than anticipated. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. A 100% turnover rate would occur, for example, if all of the securities held in the Fund's portfolio were sold and replaced within one year. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. For the fiscal period ended March 31, 1999 and the fiscal year ended March 31, 2000, the Fund's portfolio turnover rates were 97% and 101%, respectively. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions" below.

                             INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

The Fund may not:

          1. Purchase any security (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) more than 10% of the voting securities of any issuer.

          2. Invest 25% or more of the market or other fair value of its total assets in the securities of issuers, all of which conduct their principal business activities in the same industry. For purposes of this restriction, gas, electric, water and telephone utilities will each be treated as being a separate industry. This restriction does not apply to obligations issued or guaranteed by the United Sates Government or its agencies or instrumentalities.

          3. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

          4. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to 331 @3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions. The Fund may pledge up to 331 @3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts and options thereon, short sales, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security, only so long as they are covered or collateralized in accordance with Securities and Exchange Commission guidelines.

          5. Act as underwriter of securities, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

          6. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities whichare secured by real estate, securities of companies which invest or deal in real estate and securities of real estateinvestment trusts.

          7. Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon, and forward foreign currency exchange contracts.

          8. Make loans, except through the purchase of debt obligations, bank debt (including loan participations and assignments), trade claims, repurchase agreements and loans of securities.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or NAVs will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.


                             MANAGEMENT OF THE FUND

                               POSITION              PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)       WITH FUND              DURING PAST 5 YEARS
------------------------       ---------            -----------------------

Eugene C. Dorsey (72)          Director           Retired President, Chief Executive Officer
                                                     and Trustee of the Gannett Foundation (now
                                                     Freedom Forum); former Publisher of four
                                                     Gannett newspapers and Vice President of
                                                     Gannett Company; past Chairman of
                                                     Independent Sector (national coalition
                                                     of philanthropic organizations); former
                                                     Chairman of the American Council for the
                                                     Arts; former Director of the Advisory
                                                     Board of Chase Manhattan Bank of
                                                     Rochester.


Delayne Dedrick Gold (61)      Director           Marketing and Management Consultant.

*Robert F. Gunia (53)          Vice President     Executive Vice President and Chief
                               and Director          Administrative Officer (since June 1999)
                                                     of Prudential Investments; Corporate
                                                     Vice President (September 1997-March
                                                     1999) of The Prudential Insurance
                                                     Company of America (Prudential);
                                                     Executive Vice President and Treasurer
                                                     (since December 1996) of Prudential
                                                     Investments Fund Management LLC (PIFM);
                                                     President (since April 1999) of
                                                     Prudential Investment Management
                                                     Services LLC (PIMS); former Senior Vice
                                                     President (March 1987-May 1999) and
                                                     former Chief Administrative Officer
                                                     (July 1990-September 1996) of Prudential
                                                     Securities Incorporated (Prudential
                                                     Securities); Director (January
                                                     1989-September 1996), Executive Vice
                                                     President, Treasurer and Chief Financial
                                                     Officer (June 1987-December 1996) of
                                                     Prudential Mutual Fund Management, Inc.
                                                     (PMF); Vice President and Director
                                                     (since May 1989) of The Asia Pacific
                                                     Fund, Inc.


Thomas T. Mooney (58)          Director           President of the Greater Rochester Metro
                                                     Chamber of Commerce; former Rochester
                                                     City Manager; former Deputy Monroe
                                                     County Executive; Trustee of Center for
                                                     Governmental Research, Inc.; Director of
                                                     Blue Cross of Rochester, Monroe County
                                                     Water Authority, Executive Service Corps
                                                     of Rochester.



Stephen P. Munn (57)           Director           Chairman (since January 1994), Director and
                                                     President (since 1988) and Chief
                                                     Executive Officer (since 1988) of
                                                     Carlisle Companies Incorporated
                                                     (manufacturer of industrial products).

*David R. Odenath, Jr. (42)    Vice President     Officer in Charge, President, Chief Executive
                               and Director          Officer and Chief Operating Officer
                                                     (since June 1999) of PIFM; Senior Vice
                                                     President (June 1999) of Prudential;
                                                     Senior Vice President (August 1993-May
                                                     1999) of PaineWebber Group, Inc.



Richard A. Redeker (56)        Director           Former employee of Prudential
                                                     Investments (October 1996-December
                                                     1998); prior thereto, President, Chief
                                                     Executive Officer and Director (October
                                                     1993-September 1996) of PMF Executive
                                                     Vice President, Director and Member of
                                                     the Operating Committee (October
                                                     1993-September 1996) of Prudential
                                                     Securities; Director (October
                                                     1993-September 1996) of Prudential
                                                     Securities Group, Inc.; Executive Vice
                                                     President of The Prudential Investment
                                                     Corporation (January 1994-September
                                                     1996); Director (January 1994-September
                                                     1996) of Prudential Mutual Fund
                                                     Distributors, Inc. and Prudential Mutual
                                                     Fund Services, Inc.; former Senior
                                                     Executive Vice President and Director of
                                                     Kemper Financial Services, Inc.
                                                     (September 1978-September 1993).




                               POSITION              PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)       WITH FUND              DURING PAST 5 YEARS
------------------------       ---------            -----------------------

*John R. Strangfeld, Jr. (45)  President and      Chief Executive Officer, Chairman, President
                               Director              and Director (since January 1990) of The
                                                     Prudential Investment Corporation;
                                                     Executive Vice President (since February
                                                     1998) of Prudential Global Asset
                                                     Management Group of Prudential; and
                                                     Chairman (since August 1989) of Pricoa
                                                     Capital Group; formerly various
                                                     positions to Chief Executive Officer
                                                     (November 1994-December 1998) of Private
                                                     Asset Management Group of Prudential and
                                                     Senior Vice President (January
                                                     1986-August 1989) of Prudential Capital
                                                     Group, a unit of Prudential.

Nancy H. Teeters (69)          Director           Economist; former Vice President and Chief
                                                     Economist (July 1984-July 1990) of
                                                     International Business Machines
                                                     Corporation; former Governor of Federal
                                                     Reserve System (1978-1984); former
                                                     Director of Inland Steel Industries
                                                     (July 1991-1999).

Louis A. Weil, III (59)        Director           Chairman (since January 1999), President
                                                     and Chief Executive Officer (since
                                                     Janaury 1996) and Director (since
                                                     September 1991) of Central Newspapers,
                                                     Inc.; Chairman of the Board (since
                                                     January 1996), Publisher and Chief
                                                     Executive Officer (August 1991-December
                                                     1995) of Phoenix Newspapers, Inc.;
                                                     former Publisher of Time Magazine (May
                                                     1989- March 1991); former President,
                                                     Publisher and Chief Executive Officer of
                                                     The Detroit News (February 1986-August
                                                     1989); member of the Advisory Board,
                                                     Chase Manhattan Bank-Westchester.

Grace C. Torres (40)           Treasurer and      First Vice President (since December 1996)
                               Principal             of PIFM; former First Vice President
                               Financial and         (March 1993-May 1999) of Prudential
                               Accounting            Securities; First Vice President (March
                               Officer               1994-September 1996) of Prudential Mutual
                                                     Fund Management, Inc.

Stephen M. Ungerman (46)       Assistant          Tax Director (since March 1996) of Prudential
                               Treasurer             Investments and the Private Asset Group
                                                     of the Prudential Insurance Company of
                                                     America (Prudential); former First Vice
                                                     President (February 1993- September
                                                     1996) of Prudential Mutual Fund
                                                     Management, Inc.

Deborah A. Docs (42)           Secretary          Vice President (since December 1996) of PIFM;
                                                     former Vice President and Associate
                                                     General Counsel (June 1991-September
                                                     1996) of Prudential Securities; Vice
                                                     President and Associate General Counsel
                                                     (June 1991-September 1996) of PMF.

William V. Healey (46)         Assistant          Vice President and Associate General Counsel
                               Secretary             (since 1998) of Prudential; Chief Legal
                                                     Officer (since August 1998) of
                                                     Prudential Investments; Director (since
                                                     June 1999) of ICI Mutual Insurance
                                                     Company; prior to August 1998, Associate
                                                     General Counsel of The Dreyfus
                                                     Corporation ("Dreyfus"), a subsidiary of
                                                     Mellon Bank, N.A. ("Mellon Bank"), and
                                                     an officer and/or director of various
                                                     affiliates of Mellon Bank and Dreyfus.

-------------
 * "Interested" director, as defined in the Investment Company Act, by reason of his or her affiliation with Prudential, Prudential Securities Incorporated (Prudential Securities) or PIFM.

** The address of the Directors and officers is c/o Prudential Investments Fund Management, LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

     Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Investment Management Services LLC.


     The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Investment Advisory and Other Services--Manager and Investment Adviser" and "--Principal Underwriter, Distributor and Rule 12b-1 Plans," review such actions and decide on general policy.

     Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

     The Fund pays each of its Directors who is not an affiliated person of PIFM or The Prudential Investment Corporation (PIC, the Subadviser or the investment adviser) annual compensation of $1,632, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds upon which the Director will be asked to serve.

     Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues daily the amount of Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of any Prudential mutual fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

     The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

     The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended March 31, 2000, to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's Board and the boards of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1999.


                               COMPENSATION TABLE


                                                                                                          TOTAL 1999
                                                                         PENSION OR                      COMPENSATION
                                                                         RETIREMENT        ESTIMATED       FROM FUND
                                                          AGGREGATE   BENEFITS ACCRUED      ANNUAL         AND FUND
                                                        COMPENSATION   AS PART OF FUND   BENEFITS UPON   COMPLEX PAID
NAME AND POSITION                                         FROM FUND       EXPENSES        RETIREMENT     TO DIRECTORS
-----------------                                         ---------     ------------    --------------   ------------
Edward D. Beach, Director (a)                              $1,632          None              N/A        $142,500(43/70)*
Eugene C. Dorsey, Director**                               $1,632          None              N/A        $ 81,000(17/48)
Delayne Dedrick Gold, Director                             $1,700          None              N/A        $144,500(43/70)*
Robert F. Gunia, Director and Vice President (1)            --             --               --                 --
Thomas T. Mooney, Director**                               $1,632          None              N/A        $129,500(35/75)*
Stephen P. Munn--Director                                  $  650          None              N/A        $ 62,250(29/53)
Thomas H. O'Brien, Director (a)                            $1,632          None              N/A        $ 47,500(11/26)*
David R. Odenath, Jr., Director and Vice President (1)      --             --               --                 --
Richard A. Redeker, Director                               $1,632          None              N/A        $ 95,000(29/53)
John R. Strangfeld, Jr., Director and President (1)         --             --               --                 --
Nancy H. Teeters, Director                                 $1,632          None              N/A        $ 97,000(25/43)*
Louis A. Weil, III, Director                               $1,632          None              N/A        $ 96,000(29/53)*


-----------


(1) Directors who are "interested" do not receive compensation from the Fund or any Fund in the Fund Complex.

(a)  Former Director, retired on December 31, 1999.

* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

** Total aggregate compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1999, includes amounts deferred at the election of Directors under the Fund's deferred compensation plans. Including accrued interest, total compensation amounted to $103,574 and $135,102 for Messrs. Dorsey and Mooney, respectively.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Directors of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.


     As of May 7, 2000, the Directors and officers of the Fund, as a group, owned less than 1% of each Class of the outstanding common stock of the Fund.

     As of May 7, 2000, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest were:
Amsouth Bank, Trustee, T/F Morrison's Restaurants Inc., Pension Plan, Attn:
Tracey Crain, P.O. Box 11426, Birmingham, AL 35202, who held 231,828 Class A shares of the Fund (or 8% of the outstanding Class A shares); Prudential Bank & Trust, c/f John Furino, IRA DTD 11/18/98, 310 San Marco Drive, Ft. Laudertdale, FL 33301, who held 11,498 Class Z shares of the Fund (or 6% of the outstanding Class Z shares); Margaret Weiner, Robert Weiner, CO-TTEES, Margaret Weiner REV TR UA DTD 04/03/95, 3320 Bridle Path Lane, Weston, FL 33331, who held 10,752 Class Z shares of the Fund (or 6% of the outstanding Class Z shares); and Mark Jeffrey Weiner, 3320 Bridle Path Lane, Weston, FL 33331, who held 15,113 Class Z shares of the Fund (or 8% of the outstanding Class Z shares).

     As of May 7, 2000, Prudential Securities was the record holder for other beneficial owners of 2,573,802 Class A shares (or 89% of the outstanding Class A shares), 8,795,981 Class B shares (or 89% of the outstanding Class B shares), 1,481,347 Class C shares (or 91% of the outstanding Class C shares) and 185,223 Class Z shares (or 98% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.


                     INVESTMENT ADVISORY AND OTHER SERVICES

(A) MANAGER AND INVESTMENT ADVISER


     The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed" in the Prospectus. As of April 30, 2000, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $76.2 billion. According to the Investment Company Institute, as of September 30, 1999, the Prudential mutual funds were the 20th largest family of mutual funds in the United States.

     PIFM is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of Prudential, serves as the Transfer Agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

     Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM has hired the Subadviser to provide subadvisory services to the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian (the Custodian), and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

     For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .65 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Currently, the Fund believes there are no such expense limitations.

     In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses:

          (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's Subadviser;

          (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and


          (c) the costs and expenses payable to the Subadviser pursuant to the Subadvisory Agreement between PIFM and the Subadviser (the Subadvisory Agreement).

     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager; (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's Subadviser; (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares; (d) the charges and expenses of legal counsel and independent accountants for the Fund; (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions; (f) all taxes and corporate fees payable by the Fund to governmental agencies; (g) the fees of any trade associations of which the Fund may be a member; (h) the cost of stock certificates representing shares of the Fund; (i) the cost of fidelity and liability insurance; (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes; (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders; (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.


     The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.


     For the fiscal year ended March 31, 2000 and the fiscal period ended March 31, 1999, the Fund paid PIFM management fees of $680,461 and $465,324, respectively.

     PIFM has entered into the Subadvisory Agreement with the Subadviser, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. The Subadviser was reimbursed by PIFM for the reasonable costs and expenses incurred by the Subadviser in furnishing those services. Effective January 1, 2000, the Subadviser is paid by PIFM at an annual rate of .325 of 1.00% of the Fund's average daily net assets.


     The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.


     Prudential Investment's Fixed Income Group includes the following sector teams which may contribute towards security selection in addition to the sector team described in the prospectus (assets under management are as of December 31, 1999).

                                 U.S. LIQUIDITY
                                 --------------

ASSETS UNDER MANAGEMENT: $22.6 billion.
TEAM LEADER: Michael Lillard. GENERAL INVESTMENT EXPERIENCE: 12 years. PORTFOLIO MANAGERS: 9. AVERAGE GENERAL INVESTMENT EXPERIENCE: 10 years, which includes team members with significant mutual fund experience.
SECTOR: U.S. Treasuries, agencies and mortgages.
INVESTMENT STRATEGY: Focus is on high quality, liquidity and controlled risk.

                                    CORPORATE
                                    ---------

ASSETS UNDER MANAGEMENT: $47.3 billion.
TEAM LEADER: Steven Kellner. GENERAL INVESTMENT EXPERIENCE: 13 years. PORTFOLIO MANAGERS: 8. AVERAGE GENERAL INVESTMENT EXPERIENCE: 13 years, which includes team members with significant mutual fund experience.
SECTOR: U.S. investment-grade corporate securities.
INVESTMENT STRATEGY: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the market. Ultimately, they seek the highest expected return with the least risk.

                                   GLOBAL BOND
                                   -----------

ASSETS UNDER MANAGEMENT: $3.9 billion.
TEAM LEADERS: Steven Koomar and David Bessey. GENERAL INVESTMENT EXPERIENCE: 13 years and 10 years, respectively.
PORTFOLIO MANAGERS: 5. AVERAGE GENERAL INVESTMENT EXPERIENCE: 9 years, which includes team members with significant mutual fund experience.
SECTOR: Corporate and government securities of foreign issuers.
INVESTMENT STRATEGY: Focus is on higher quality sovereign debt and on high-grade and high yield foreign corporate and emerging market issues.

                                  MONEY MARKETS
                                  -------------

ASSETS UNDER MANAGEMENT: $36.0 billion.
TEAM LEADER: Joseph Tully. GENERAL INVESTMENT EXPERIENCE: 16 years.
PORTFOLIO MANAGERS: 9. AVERAGE GENERAL INVESTMENT EXPERIENCE: 10 years, which includes team members with significant mutual fund experience.
SECTOR: High-quality short-term securities, including both taxable and tax-exempt instruments.
INVESTMENT STRATEGY: Focus is on safety of principal, liquidity and controlled risk.

CODE OF ETHICS
--------------

     The Board of Directors of the Fund has adopted a Code of Ethics. In addition, the Manager, Subadviser and Distributor have each adopted a Code of Ethics (the "Codes"). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

(B) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS

     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. The Distributor is a subsidiary of Prudential.


     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares.

The Distributor also incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement, none of these expenses of distribution are reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.


     The expenses incurred under the Plans include commissions and account servicing fees paid to or on account of brokers or financial institutions that have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares including lease, utility, communications and sales promotion expenses.

     Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


     The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

     CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has contractually agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A Shares for the fiscal year ending March 31, 2001. Fee waivers will increase the Fund's total return.

     For the fiscal year ended March 31, 2000, the Distributor received payments of $80,386 under the Class A Plan and spent approximately $69,500 in distributing the Fund's Class A shares. This amount was primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended March 31, 2000, the Distributor also received approximately $41,800 in initial sales charges attributable to Class A shares.

     CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee for providing personal service and/or maintaining shareholder accounts and (2) up to
 .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, initial sales charges. The Distributor has contractually agreed to limit its distribution-related fees payable under the Class B and Class C Plans to .75 of 1% of the average daily net assets of each of the Class B and Class C shares for the fiscal year ending March 31, 2001. Fee waivers will increase the Fund's total return.

     CLASS B PLAN. For the fiscal year ended March 31, 2000, the Distributor received $699,601 from the Fund under the Class B Plan and spent approximately $663,500 in distributing the Class B shares of the Fund. It is estimated that of the latter amount, approximately 1.1% ($7,200) was spent on printing and mailing of prospectuses to other than current shareholders; 4.9% ($32,900) was spent on compensation to Pruco Securities Corporation, an affiliated broker-dealer (Prusec), for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and 94.0% ($623,400) on the aggregate of (i) payments of commissions and account servicing fees to financial advisers ($371,800 or 56.1%) and (ii) an allocation of overhead and other branch office distribution-related expenses ($251,600 or 37.9%). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Prusec's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.


     The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)" in the Prospectus. For the fiscal year ended March 31, 2000, the Distributor received approximately $468,500 in contingent deferred sales charges attributable to Class B shares.

     CLASS C PLAN. For the fiscal year ended March 31, 2000, the Distributor received $124,255 from the Fund under the Class C Plan and spent approximately $116,000 in distributing the Fund's Class C shares. It is estimated that of the latter amount approximately 0.9% ($1,000) was spent on printing and mailing of prospectuses to other than current shareholders; 0.1% ($200) on compensation to Prusec, for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and 99.0% ($114,800) on the aggregate of (i) payments of commission and account servicing fees to financial advisers (15.3% or $17,800) and (ii) an allocation of overhead and other branch office distribution-related expenses (83.7% or $97,000).

     The Distributor also receives an initial sales charge and the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)" in the Prospectus. For the fiscal year ended March 31, 2000, the Distributor received approximately $11,300 in contingent deferred sales charges attributable to Class C shares. For the fiscal year ended March 31, 2000, the Distributor also received approximately $29,400 in initial sales charges with respect to Class C shares.


     Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or on any agreement related to the Plans (Rule 12b-1 Directors) cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities law.

     In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

FEE WAIVERS/SUBSIDIES


     PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution fees for Class A, Class B and Class C shares as described above. Fee waivers and subsidies will increase the Fund's total return. Beginning April 1, 2000, PIFM has discontinued its management fee waiver of .15 of 1%.


NASD MAXIMUM SALES CHARGE RULE.


     Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.


(C) OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.


     Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $13.00 per shareholder account, a new account set-up fee of $2.00 for each manually established shareholder account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage stationary, printing, allocable communication expenses and other costs.

For the fiscal year ended March 31, 2000, the Fund incurred expenses of approximately $127,000 for the services of PMFS.


     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES


     The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the best possible combination of favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which will provide the most favorable total cost or proceeds reasonably obtainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than Prudential Securities (or any affiliate) in order to secure research and investment services described above, subject to the primary consideration of obtaining the most favorable price and efficient execution in the circumstances and subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board of Directors.


     Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

     Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal, except in accordance with rules of the Commission. Thus, it will not deal with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

     Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities, or an affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Manager, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

     Subject to the above considerations, Prudential Securities (or any affiliate) may act as a securities broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the Directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities are also subject to such fiduciary standards as may be imposed by applicable law.


     For the fiscal period ended March 31, 1999, the Fund paid brokerage commissions of $2,000 to Prudential Securities, approximately 7.6% of the aggregate brokerage commissions paid by the Fund, for effecting approximately 5.2% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions. For the fiscal year ended March 31, 2000, there were no commissions paid to Prudential Securities by the Fund.

     The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at March 31, 2000. As of March 31, 2000, the Fund did not hold anysecurities of its regular brokers and dealers.


                CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION


     The Fund is authorized to issue 2.5 billion shares of common stock, $.0001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock. Of the authorized shares of common stock, one billion shares have been designated Class A common stock, 500 million shares have been designated Class B common stock, 500 million shares have been designated Class C common stock and 500 million shares have been designated Class Z common stock. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fee), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, and (4) only Class B shares have a conversion feature. Class Z shares are offered exclusively for sale to a limited group of investors. Currently, the Fund is offering Class A, Class B, Class C and Class Z shares of common stock. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.


     The Board of Directors may increase or decrease the number of authorized shares. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution and/or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

                 PURCHASE, REDEMPTION AND PRICING OF FUND SHARES


     Shares of the Fund may be purchased at a price equal to the next determined NAV per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) or (2) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges. See "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares" in the Prospectus.


     Each class of shares represents an interest in the same assets of the Fund and has the same rights, except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares which are not subject to any sales charge or distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. See "Investment Advisory and Other Services--Principal Underwriter, Distributor and Rule 12b-1 Plans" above and "Shareholder Investment Account--Exchange Privilege" below.

     PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential High Yield Total Return Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).

     If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 p.m., New York time) on a business day, you may purchase shares of the Fund as of that day.

     In making a subsequent purchase by wire, you should wire State Street directly and should be sure that the wire specifies Prudential High Yield Total Return Fund, Inc. Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders using federal funds. The minimum amount which may be invested by wire is $1,000.


ISSUANCE OF FUND SHARES FOR SECURITIES

     Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations,(2) statutory mergers, or (3) other acquisitions of portfolio securities that (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP


     Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 4%, Class C* shares are sold with a 1% sales charge, and Class B* and Class Z shares of the Fund are sold at NAV. Using the Fund's NAV at March 31, 2000, the maximum offering prices of the Fund's shares are as follows:

CLASS A
Net asset value and redemption price per Class A share .........      $   8.21
Maximum sales charge (4% of offering price) ....................          0.34
                                                                      --------
Offering price to public .......................................      $   8.55
                                                                      ========
CLASS B
Net asset value, offering price and redemption price
per Class B share* .............................................      $   8.21
                                                                      ========
CLASS C
Net asset value and redemption price per Class C share* ........      $   8.21
                                                                      ========
Sales charge (1% of offering price) ............................      $   0.08
                                                                      --------
Offering Price to Public .......................................      $   8.29
                                                                      ========
CLASS Z
Net asset value, offering price and redemption price
per Class Z share ..............................................      $   8.21
                                                                      ========


     ---------
* Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares" in the Prospectus

SELECTING A PURCHASE ALTERNATIVE

     The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

     If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 4% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

     If you intend to hold your investment for more than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, the sales charges and cumulative annual distribution-related fees would be approximately the same for Class A, Class B and Class C shares. However, you should consider purchasing Class B shares over Class A shares or Class C shares because all of your money would be invested initially in the case of Class B shares.

     If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B or Class C shares.

     If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

     If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

     REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES


     BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge, if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

     OTHER WAIVERS. In addition, Class A shares may be purchased at NAV through the Distributor or the Transfer Agent, by:

     o  officers of the Prudential mutual funds (including the Fund)

     o employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent

     o employees of subadvisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer

     o Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries

     o  members of the Board of Directors of Prudential

     o real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent

     o registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer

     o investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
        (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of Benefit Plans. (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase

     o investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution

     o orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs)

     o orders placed by clients of broker dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs").

     Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


     For an investor to obtain any reduction or waiver of the initial sales charges at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.


     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential mutual funds, the purchases may be combined to take advantage of the reduced or waived sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares--Step 2: Choose a Share Class--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.


     An eligible group of related Fund investors includes any combination of the following:


     o    an individual

     o    the individual's spouse, their children and their parents

     o    the individual's and spouse's Individual Retirement Account (IRA)

     o any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners)

     o a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children

     o a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse

     o one or more employee benefit plans of a company controlled by an individual.

     In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).


     The Transfer Agent, Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

     LETTERS OF INTENT. Reduced sales charges also are available to investors (or an eligible group of related investors), who enter into a written Letter of Intent providing for the investment, within a thirteen-month period, of a specific dollar amount in the Fund and other Prudential mutual funds (Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a Letter of Intent.

     For purposes of the Letter of Intent, the value of all shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates, and through your broker, will not be aggregated to determine the reduced sales charge.

     A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the investors. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the investor's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to any individual participants in any retirement or group plans.

CLASS B SHARES

     The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Redemptions of Class B shares may be subject to a CDSC. See "Contingent Deferred Sales Charge" below.



     The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase, The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

     The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES


     BENEFIT PLANS. Certain group retirement plans may purchase Class C Shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.


     INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation (Prusec); and
(3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.


CLASS Z SHARES


     BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

     MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     o Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

     o Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     OTHER TYPES OF INVESTORS. Class Z shares also are available for purchase by the following categories of investors:

     o Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option

     o Current and former Directors/Trustees of the Prudential mutual funds (including the Fund)

     o    Prudential, with an investment of $10 million or more.


     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.


     RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of Accumulation may be applied across the classes of the Prudential mutual funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

     The Distributor or the Transfer Agent must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

SALE OF SHARES


     You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (that is, 4:15 p.m., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.


     If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.


     In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, to the Distributor, or to your broker.

     SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

     Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the written request and certificates, if issued, except as indicated below. If you hold shares through Prudential Securities, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Securities and Exchange Commission (the "Commission"), by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.


     Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.


     REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

     INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

     90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the same fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised, to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege may affect the federal tax treatment of the redemption.


CONTINGENT DEFERRED SALES CHARGE


     Redemptions of Class B shares will be subject to a contingent deferred sales charge of CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.


     For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "Shareholder Investment Account--Exchange Privilege" below.


     The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                       CONTINGENT DEFERRED SALES
                                                         CHARGE AS A PERCENTAGE
                  YEAR SINCE PURCHASE                    OF DOLLARS INVESTED OR
                     PAYMENT MADE                          REDEMPTION PROCEEDS
                  -------------------                  -------------------------

          First ...............................................     5.0%
          Second ..............................................     4.0%
          Third ...............................................     3.0%
          Fourth ..............................................     2.0%
          Fifth ...............................................     1.0%
          Sixth ...............................................     1.0%
          Seventh .............................................     None


     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class B shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your

Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260) . Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.


     WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholders or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

     Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, The Guaranteed Investment Account, and the Guaranteed Insulated Separate Account or units of the Stable Value Fund.

     SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions effected through the Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1998, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.


     In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

     You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

     In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.


CATEGORY OF WAIVER                                    REQUIRED DOCUMENTATION
------------------                                    ----------------------
Death                                                 A copy of the shareholder's death
                                                      certificate or, in the case of a trust,
                                                      a copy of the grantor's death
                                                      certificate, plus a copy of the trust
                                                      agreement identifying the grantor.


Disability--An individual will be considered          A copy of the Social Security
disabled if he or she is unable to engage             Administration award letter or a letter
in any substantial gainful activity by                from a physician on the physician's
reason of any medically determinable                  letterhead stating that the shareholder
physical or mental impairment which can be            (or, in the case of a trust, the grantor
expected to result in death or to be of               (a copy of the trust agreement
long-continued and indefinite duration.               indentifying the grantor will be
                                                      required as well)) is permanently
                                                      disabled. The letter must also indicate
                                                      the date of disability.

Distribution   from   an   IRA   or   403(b)          A copy of the distribution form from the
Custodial Account                                     custodial firm indicating (i) the date
                                                      of birth of the shareholder and (ii)
                                                      that the shareholder is over age 59 1/2
                                                      and is taking a normal
                                                      distribution--signed by the shareholder.

Distribution from Retirement Plan                     A letter signed by the plan
                                                      administrator/trustee indicating the
                                                      reason for the distribution.

Excess Contributions                                  A letter from the shareholder (for an
                                                      IRA) or the plan administrator/ trustee
                                                      on company letterhead indicating the
                                                      amount of the excess and whether or not
                                                      taxes have been paid.


     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES


    BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.


CONVERSION FEATURE--CLASS B SHARES

    Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

    Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

    For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equal 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

    Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

    For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during the month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a shares until approximately eight years from purchase. For purpose of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of shares.

    The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.


    AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received by the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to CDSC upon redemption.

    EXCHANGE PRIVILEGE. The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares ofanother fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential mutual funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.


    It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


    In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares on weekdays, except holidays, between the hours of 8:00 a.m. and 8:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.


    If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.


    If you hold certificates, the certificates must be returned in order for the shares to be exchanged.


     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.


    CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential mutual funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.

    The following money market funds participate in the Class A exchange privilege:

          Prudential California Municipal Fund
            (California Money Market Series)

          Prudential Government Securities Trust
            (Money Market Series)
            (U.S. Treasury Money Market Series)

          Prudential Municipal Series Fund
            (Connecticut Money Market Series)
            (Massachusetts Money Market Series)
            (New York Money Market Series)
            (New Jersey Money Market Series)

          Prudential MoneyMart Assets, Inc.

          Prudential Tax-Free Money Fund, Inc.


    CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Prudential Special Money Market Fund, Inc., a money market mutual fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the Fund may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.


    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.


    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.

    Additional details about the Exchange Privilege and prospectuses for each of the Prudential mutual funds are available from the Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.


    SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC, held in such a shareholder's account will automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis unless the shareholder elects otherwise. Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class

B or Class C shares acquired pursuant to the automatic reinvestment of dividends distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.


    Participants in any fee-based program for which the Fund is an available option will have their Class A shares if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.

    Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares. See "How to Buy, Sell and Exchange Shares of the Fund--Frequent Trading" in the Prospectus.


    DOLLAR COST AVERAGING. Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college may average around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF MONTHLY INVESTMENTS:       $100,000   $150,000    $200,000    $250,000
------------------------------       --------   --------    --------    --------
     25 Years ...................    $  105      $  158      $  210      $  263
     20 Years ...................       170         255         340         424
     15 Years ...................       289         433         578         722
     10 Years ...................       547         820       1,093       1,366
      5 Years ...................     1,361       2,041       2,721       3,402

See "Automatic Investment Plan (AIP)" below.

----------

(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)


    Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund by authorizing his or her bank account or brokerage account (including a Command Account) to be debited to invest specified dollar amounts for subsequent investment into the Fund. The investor's bank must be a member of the Automatic Clearing House System.


    Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN


    A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class B or Class C shares may be subject to a CDSC. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)" in the Prospectus.

    In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) systematic withdrawals may not be for less than $100 and (3) all dividends and/or distributions must be automatically reinvested in additional full and fractional shares of the Fund in order for the shareholder to participate in the plan. See "Automatic Reinvestment of Dividends and/or Distributions" above.

    The Transfer Agent, the Distributor or your broker act as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Systematic withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each systematic withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, systematic withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to
(1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.


TAX-DEFERRED RETIREMENT PLANS


    Various tax-deferred retirement plans, including 401(k) plans, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code, are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment, administration, and custodial fees as well as other plan details are available from the Distributor or the Transfer Agent.


    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.


    INDIVIDUAL RETIREMENT ACCOUNTS. An Individual Retirement Account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.


                           TAX-DEFERRED COMPOUNDING(1)

      CONTRIBUTIONS MADE OVER:               PERSONAL SAVINGS       IRA
      ------------------------               ----------------    ---------
               10 years ....................     $ 26,165         $ 31,291
               15 years ....................       44,676           58,649
               20 years ....................       68,109           98,846
               25 years ....................       97,780          157,909
               30 years ....................      135,346          244,692

----------

(1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS


    From time to time, the Fund (or a portfolio of the Fund, if applicable) may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively.

Typically, these programs are created with an investment theme, such as pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.


    The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial advisor concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE


    The price an investor pays for each share is based on the share value. The Fund's share value-known as the net asset value per share or NAV-is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Directors have fixed the specific time of day for the computation of the Fund's net asset value to be as of 4:15 p.m., New York time.

    Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service or principal market marker. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

    Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.

    The Fund will compute its NAV at 4:15 p.m., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at the time between such closing and 4:15 p.m., New York time.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

    The Fund is qualified as, intends to remain qualified as, and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code for each taxable year. This will relieve the Fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders, and, permit net capital gains of the Fund (that is, the excess of capital gains from the sale of assets held for more than 12 months over net short-term capital losses) to be treated as capital gains of the shareholders.

    Qualification of the Fund as a regulated investment company under the Internal Revenue Code requires, among other things, that (a) at least 90% of the Fund's annual gross income (without reduction for losses from the sale or other disposition of stock, securities, or foreign currency) be derived from interest, dividends, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock or securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other stock or securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.

    The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the 12 months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

    Any dividends or capital gains distributions paid shortly after a purchase by an investor may have the effect ofreducing the per share NAV of the investor's shares by the per share amount of the dividends or capital gains distributions. Furthermore, such dividends or capital gains distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions, which are expected to be or have been announced.

    For federal income tax purposes, the Fund had a capital loss carryforward as of March 31, 2000, of approximately $8,678,148 of which $1,697,618 expires in 2007 and $6,980,530 expires in 2008.

    The per share dividends on Class B and Class C shares will generally be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share capital gains distributions, if any, will be paid in the same amounts for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

    Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Interest income, capital gain net income, gain or loss from Section 1256 contracts (described above), dividend income from foreign corporations and income from other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

    If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

    Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the Fund on the reinvestment date.

    Dividends of net investment income and net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends or distributions unless the dividends or distributions are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

    Under certain provisions of the Internal Revenue Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gains dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number.

    Any net capital gains distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 20% with respect to assets held for more than 12 months. The maximum tax rate for individuals for ordinary income is 39.6%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum corporate tax rate for ordinary income. Not later than 60 days after the close of its taxable year, the Fund will provide the shareholders with a written notice designating the amounts of any capital gain or ordinary income dividends.

    Any gain or loss realized upon a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities will be treated as capital gain or loss. Any such capital gain or loss will be treated as long-term capital loss if the shares were held for more than 12 months. In the case of an individual, the maximum long-term capital gains rate is 20%. However, any loss realized by a shareholder upon the sale of shares of the Fund held by the shareholder for six months or less will be treated as long-term capital loss to the extent of any capital gains distributions received by the shareholder.

    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend or distribution will constitute a replacement of shares. Under certain circumstances, a shareholder who acquires shares of the Fund and sells, exchanges or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    In certain cases where the fund acquires a put or writes a call on securities or otherwise holds an offsetting position with respect to the securities, the Fund's holding period in such securities may be tolled. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale, conversion transaction, constructive sale and straddle provisions of the Internal Revenue Code.

    Special rules apply to most options on stock indexes, futures contracts and options thereon, and forward foreign currency exchange contracts in which the Fund may invest. See "Description of the Fund, Its Investments and Risks." These investments will generally constitute Section 1256 contracts and will be required to be "marked-to-market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. Except with respect to certain forward foreign currency exchange contracts, 60% of any gain or loss recognized on such "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.


    Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indices will be capital gain or loss and will be long-term or short-term depending upon the holding period of the option. In addition, positions which are part of a straddle will be subject to certain wash sale and short sale provisions of the Internal Revenue Code. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund. The conversion transaction rules may apply to certain transactions to treat all or a portion of the gain thereon as ordinary income rather than as capital gain.

    Internal Revenue Code Section 1259 requires the recognition of gain (but not loss) if the Fund makes a "constructive sale" of an appreciated financial position (for example, stock). The Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

    Debt securities acquired by the Fund, such as zero coupon, pay-in-kind, deferred payment and distressed securities, may be subject to original issue discount and market discount rules. In any such case, as income accrues it will be treated as earned by the Fund and will be subject to the distribution requirements of the Internal Revenue Code described above. Because the accrued income may not be represented by cash, the Fund may have to dispose of other securities and use the proceeds to make the required distributions.

    Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increases or decreases the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.


    Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary. The Fund does not expect to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders any foreign income taxes paid.


    Prospective investors in the Fund, including foreign persons are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


                             PERFORMANCE INFORMATION

    YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield is computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                          YIELD = 2 [(a - b + 1)6 - 1]
                                      -----
                                       cd

Where:  a = dividends and interest earned during the period.
        b = expenses accrued for the period (net of reimbursements).

        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

        d = the maximum offering price per share on the last day of the period.


     The yields for the 30-day period ended March 31, 2000 for the Fund's Class A, Class B, Class C and Class Z shares were 10.56%, 10.49%, 10.39%, and 11.29%, respectively.


    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Yields for the Fund will vary based on a number of factors including changes in NAV, market conditions, the level of interest rates and the level of Fund income and expenses.

    The Board of Directors of the Fund has adopted procedures to ensure that the Fund's yield is calculated in accordance with Commission regulations. Under those procedures, limitations may be placed on yield to maturity calculations of particular securities.

    AVERAGE ANNUAL TOTAL RETURN. The Fund may also advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

    Average annual total return is computed according to the following formula:

                               P (1 + T ) n = ERV

Where:  P   =  a hypothetical initial payment of $1,000.

        T   =  average annual total return.

        n   =  number of years.

        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

    Average annual total return assumes reinvestment of all dividends and distributions and takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

    Below are the average annual total returns for the Fund's share classes for the periods ended March 31, 2000.

WITH WAIVER                        1         5        10      SINCE   INCEPTION
AND/OR EXPENSE SUBSIDY            YEAR      YEARS     YEARS  INCEPTION   DATE
----------------------            ----      -----     -----  ---------   ----
Class A .....................    (2.68)%     N/A       N/A    (2.96)%   5-5-98
Class B .....................    (4.12)%     N/A       N/A    (3.52)%   5-5-98
Class C .....................    (1.13)%     N/A       N/A    (1.89)%   5-5-98
Class Z .....................      1.63%     N/A       N/A    (0.65)%   5-5-98


WITHOUT WAIVER                      1         5        10      SINCE   INCEPTION
AND/OR EXPENSE SUBSIDY*            YEAR      YEARS     YEARS  INCEPTION   DATE
-----------------------            ----      -----     -----  ---------   ----
Class A .....................     (2.91)%     N/A       N/A    (3.21)%   5-5-98
Class B .....................     (4.37)%     N/A       N/A    (3.78)%   5-5-98
Class C .....................     (1.38)%     N/A       N/A    (2.15)%   5-5-98
Class Z .....................       1.38%     N/A       N/A      0.91%   5-5-98

----------

* Beginning April 1, 2000, PIFM has discontinued its management fee waiver of .15 of 1%.


    AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                     ERV - P
                                     -------
                                        P

Where:  P   = a hypothetical initial payment of $1,000.

        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


     Below are the aggregate total returns for the Fund's share classes for the periods ended March 31, 2000.

WITH WAIVER                        1         5        10      SINCE   INCEPTION
AND/OR EXPENSE SUBSIDY            YEAR      YEARS     YEARS  INCEPTION   DATE
----------------------            ----      -----     -----  ---------   ----

Class A .....................     1.38%      N/A       N/A    (1.63)%   5-5-98
Class B .....................      .88%      N/A       N/A    (2.60)%   5-5-98
Class C .....................      .88%      N/A       N/A    (2.61)%   5-5-98
Class Z .....................     1.63%      N/A       N/A    (1.24)%   5-5-98


WITHOUT WAIVER                     1         5        10      SINCE   INCEPTION
AND/OR EXPENSE SUBSIDY*           YEAR      YEARS     YEARS  INCEPTION   DATE
-----------------------           ----      -----     -----  ---------   ----

Class A .....................    (2.91)%     N/A       N/A    (6.02)%   5-5-98
Class B .....................    (4.37)%     N/A       N/A    (7.08)%   5-5-98
Class C .....................    (1.38)%     N/A       N/A    (4.05)%   5-5-98
Class Z .....................      1.38%     N/A       N/A    (0.91)%   5-5-98

----------

* Beginning April 1, 2000, PIFM has discontinued its management fee waiver of .15 of 1%.

    ADVERTISING. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

     From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analyses supporting those ratings, other industry publications, business periodicals and market indices. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

    Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)

                            ------------------------

                            PERFORMANCE
                            COMPARISON OF DIFFERENT
                            TYPES OF INVESTMENTS
                            OVER THE LONG TERM
                            (12/31/25-12/31/99)

               Common Stocks.............................. 11.4%
               Long-Term Gov't. Bonds.....................  5.1%
               Inflation..................................  3.1%


----------


(1) Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard and Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2000

                                    Moody's                               Principal
                                    Rating         Interest    Maturity   Amount          Value
Description                         (Unaudited)    Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.1%
Corporate Bonds  83.9%
----------------------------------------------------------------------------------------
Aerospace  0.7%
BE Aerospace, Inc., Sr. Sub.
 Notes                              B1             9.50%       11/01/08   $      250      $    215,000
Stellex Technologies, Inc.,
 Sr. Sub. Notes                     B3             9.50        11/01/07        1,000           650,000
                                                                                          ------------
                                                                                               865,000
----------------------------------------------------------------------------------------
Automotive  2.3%
Collins & Aikman Products Co.,
 Sr. Sub. Notes                     B2             11.50       4/15/06           100            95,250
Federal Mogul Corp., Sr. Notes      Ba2            7.50        1/15/09           195           150,084
Hayes Wheels Int'l., Inc.,
 Sr. Sub. Notes                     B2             9.125       7/15/07           500           447,500
JPS Automotive Products Corp.,
 Sr. Notes                          B1             11.125      6/15/01           650           654,875
MSX Int'l., Inc., Gtd. Sr. Sub.
 Notes                              B-(a)          11.375      1/15/08           500           465,000
Paragon Corp. Holdings, Inc.,
 Sr. Notes                          B3             9.625       4/01/08           155            54,250
Stanadyne Automotive Corp.,
 Sr. Sub. Notes                     B(a)           10.25       12/15/07          250           202,500
Tenneco Automotive, Inc.,
 Sr. Sub. Notes                     NR             11.625      10/15/09          375           363,750
Venture Holdings, Sr. Notes         B2             9.50        7/01/05           460           391,000
                                                                                          ------------
                                                                                             2,824,209
----------------------------------------------------------------------------------------
Broadcasting & Other Media  2.6%
Alliance Atlantis Communications
 Corp., Sr. Sub. Notes              B2             13.00       12/15/09          300           298,500
Capstar Broadcasting,
 Sr. Disc. Notes,
 Zero Coupon (until 2/1/02)         B2             12.75       2/01/09         2,000         1,760,000
Imax Corp., Sr. Notes               Ba2            7.875       12/01/05          100            91,250

    See Notes to Financial Statements                                     B-54

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

                                    Moody's                               Principal
                                    Rating         Interest    Maturity   Amount          Value
Description                         (Unaudited)    Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Lin Holdings Corp., Sr. Disc.
 Notes, Zero Coupon (until
 3/1/03)                            B3             10.00%      3/01/08    $      500      $    308,750
Radio Unica Corp., Sr. Disc.
 Notes, Zero Coupon (until
 8/1/02)                            Caa1           11.75       8/01/06           500           303,750
XM Satellite Radio Holdings,
 Inc.,
 Sr. Sec'd. Notes                   NR             14.00       3/15/10           345           326,025
                                                                                          ------------
                                                                                             3,088,275
----------------------------------------------------------------------------------------
Building/Construction  1.8%
New Millenium Homes, Sr. Notes
 (cost $1,953,041; purchased
 5/27/98)                           NR             13.50       9/03/04         2,000(b)      1,740,000
Nortek, Inc., Sr. Notes             B1             9.125       9/01/07           420           384,300
                                                                                          ------------
                                                                                             2,124,300
----------------------------------------------------------------------------------------
Cable  8.6%
Adelphia Communications Corp.,
 Sr. Notes                          B1             10.50       7/15/04           500           505,000
 Sr. Notes, PIK                     B1             9.50        2/15/04            43            41,870
Avalon Cable Holdings LLC,
 Sr. Disc. Notes,
 Zero Coupon (until 12/1/02)        B2             11.875      12/01/08        1,000           630,000
Charter Communications Holdings
 LLC, Sr. Notes                     B2             10.25       1/15/10           500           480,000
Classic Cable, Inc.,
 Sr. Sub. Notes                     B3             10.50       3/01/10           345           341,550
Coaxial Communications, Inc.,
 Sr. Notes                          B3             10.00       8/15/06           250           241,250
CSC Holdings, Inc., Sr. Sub.
 Debs.                              Ba3            10.50       5/15/16           225           244,125
Diamond Cable Co., Sr. Disc.
 Notes, Zero Coupon (until
 12/15/00) (United Kingdom)         B3             11.75       12/15/05        2,000(e)      1,910,000
International Cabletel, Inc., Sr.
 Disc. Notes, Zero Coupon (until
 4/15/00)                           B3             12.75       4/15/05           500           507,500

   B-55                                      See Notes to Financial Statements

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

                                    Moody's                               Principal
                                    Rating         Interest    Maturity   Amount          Value
Description                         (Unaudited)    Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Mediacom LLC, Sr. Notes             B2             7.875%      2/15/11    $      250      $    215,000
Multicanal S.A., (Argentina)        B1             13.125      4/15/09           500(e)        522,500
NTL Communications Corp.,
 Sr. Disc. Notes, Zero Coupon
 (until 10/1/03)                    B3             12.375      10/01/08        1,500           990,000
Rogers Cablesystems Ltd.,
 Gtd. Sr. Sub. Debs. (Canada)       B2             11.00       12/01/15          215(e)        241,875
Scott Cable Communications, Inc.,
 Jr. Notes, PIK (cost $6,472;
 purchased 3/17/98)                 NR             16.00       7/18/02            18(b)          5,436
Telewest Communications PLC,
 Sr. Disc. Notes, Zero Coupon
 (until 2/01/05) (United Kingdom)   B1             11.375      2/01/10           620(e)        353,400
United Int'l. Holdings, Inc., Sr.
 Disc. Notes, Zero Coupon
 (until 2/15/03)                    B3             10.75       2/15/08         1,500         1,027,500
United-Pan Europe
 Communications, Inc.,
 Sr. Disc. Notes, Zero Coupon
 (until 8/01/04) (Netherlands)      B2             12.50       8/01/09         2,050(e)      1,025,000
 Sr. Notes (Netherlands)            B2             10.875      8/01/09         1,060(e)      1,001,700
                                                                                          ------------
                                                                                            10,283,706
----------------------------------------------------------------------------------------
Chemicals  2.1%
Avecia Group PLC, Gtd. Sr. Notes
 (United Kingdom)                   B2             11.00       7/01/09           595(e)        586,075
Huntsman ICI Chemicals LLC,
 Sr. Sub. Notes                     B2             10.125      7/01/09           650           627,250
Lyondell Chemical Co., Sr. Sub.
 Notes                              B2             10.875      5/01/09           750           701,250
Polymer Group, Inc., Gtd.
 Sr. Sub. Notes                     B2             8.75        3/01/08           145           126,150
Sterling Chemical Holdings, Inc.,
 Sr. Disc. Notes,
 Zero Coupon (until 8/15/01)        Caa            13.50       8/15/08           472           155,760

    See Notes to Financial Statements                                     B-56

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

                                    Moody's                               Principal
                                    Rating         Interest    Maturity   Amount          Value
Description                         (Unaudited)    Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Sterling Chemical, Inc., Sr. Sub.
 Notes                              B3             11.75%      8/15/06    $      465      $    395,250
                                                                                          ------------
                                                                                             2,591,735
----------------------------------------------------------------------------------------
Consumer  2.4%
Coinstar, Inc., Sr. Disc. Notes,
 Zero Coupon (until 10/1/99)        NR             13.00       10/01/06          800           800,000
Corning Consumer Product Co.,
 Sr. Sub. Notes                     B3             9.625       5/01/08         1,080           680,400
Desa Int'l., Inc., Sr. Sub. Notes   B3             9.875       12/15/07          750           540,000
La Petite Academy, Inc., Sr.
 Notes                              B3             10.00       5/15/08           500           305,000
Packaged Ice, Inc., Sr. Notes       B3             9.75        2/01/05           500           420,000
Revlon Consumer Products Corp.,
 Sr. Notes                          B3             9.00        11/01/06          290           205,900
                                                                                          ------------
                                                                                             2,951,300
----------------------------------------------------------------------------------------
Containers/Packaging  1.4%
Graham Packaging Holdings Co.,
 Sr. Disc. Notes,
 Zero Coupon (until 1/15/03)        Caa1           10.75       1/15/09         2,000         1,140,000
Packaging Resources, Inc.,
 Gtd. Sr. Notes (cost $321,616;
 purchased 1/14/00)                 NR             13.00       6/30/03           322(b)        273,374
Radnor Holdings Corp., Gtd. Sr.
 Notes                              B2             10.00       12/01/03          300           255,000
                                                                                          ------------
                                                                                             1,668,374
----------------------------------------------------------------------------------------
Drugs & Health Care  4.2%
Columbia/HCA Healthcare Corp.,
 Debs.                              Ba2            7.50        11/15/95          105            80,719
Concentra Operating Corp.,
 Sr. Sub. Notes                     B3             13.00       8/15/09           650           520,000
Harborside Healthcare Corp.,
 Sr. Sub. Disc. Notes,
 Zero Coupon (until 8/1/03)         B3             11.00       8/01/08           750           240,000
HEALTHSOUTH Corp., Sr. Notes        Baa3           6.875       6/15/05           740           645,842

  B-57                                     See Notes to Financial Statements

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

                                    Moody's                               Principal
                                    Rating         Interest    Maturity   Amount          Value
Description                         (Unaudited)    Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Integrated Health Svcs., Inc.,
 Sr. Sub. Notes                     C              9.25%       1/15/08    $    4,000(d)   $     80,000
Lifepoint Hospitals Holdings,
 Inc.,
 Sr. Sub. Notes                     B3             10.75       5/15/09           130           130,325
Magellan Health Svcs., Inc.,
 Sr. Sub. Notes                     B3             9.00        2/15/08         1,500         1,035,000
Mariner Post-Acute Network, Inc.,
 Sr. Sub. Disc. Notes, Zero
 Coupon (until 11/1/02)             C              10.50       11/01/07        1,840(d)          9,200
Team Health, Inc.,
 Gtd. Sr. Sub. Notes                B3             12.00       3/15/09           750           675,000
US Healthworks, Inc.,
 Sr. Disc. Notes (cost
 $1,929,750; purchased 6/25/98)     NR             13.00       10/15/04        1,500(b)      1,650,000
                                                                                          ------------
                                                                                             5,066,086
----------------------------------------------------------------------------------------
Energy  4.7%
Canadian Forest Oil Ltd.,
 Sr. Sub. Notes (Canada)            B2             8.75        9/15/07           215(e)        197,800
Comstock Resources, Inc.,
 Sr. Notes                          B2             11.25       5/01/07           500           485,000
DI Industries, Inc., Sr. Notes      B1             8.875       7/01/07           425           386,750
Gothic Prod. Corp., Sr. Sec'd.
 Notes                              B3             11.125      5/01/05           550           467,500
Gulf Canada Resources Ltd.,
 Sr. Sub. Debs. (Canada)            Ba2            9.625       7/01/05           110(e)        110,275
 Sr. Notes (Canada)                 Ba1            8.35        8/01/06           515(e)        500,837
Houston Expl. Co., Sr. Sub. Notes   B2             8.625       1/01/08           130           118,300
Leviathan Gas Pipeline LLP,
 Sr. Sub. Notes                     Ba2            10.375      6/01/09           350           357,000
Parker Drilling Co., Sr. Notes      B1             9.75        11/15/06          525           506,625
Plains Resources, Inc.,
 Sr. Sub. Notes                     B2             10.25       3/15/06           150           144,188
R & B Falcon Corp., Sr. Notes       Ba3            12.25       3/15/06         1,250         1,343,750
RBF Finance Co., Gtd. Sr. Sec'd.
 Notes                              Ba3            11.00       3/15/06           170           181,900

    See Notes to Financial Statements                                    B-58

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

                                    Moody's                               Principal
                                    Rating         Interest    Maturity   Amount          Value
Description                         (Unaudited)    Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Swift Energy Co., Sr. Sub. Notes    B2             10.25%      8/01/09    $      355      $    340,800
Vintage Petroleum, Inc., Sr. Sub.
 Notes                              B1             9.75        6/30/09           505           508,787
                                                                                          ------------
                                                                                             5,649,512
----------------------------------------------------------------------------------------
Entertainment  1.0%
Bally Total Fitness Holdings
 Corp.,
 Sr. Sub. Notes                     B3             9.875       10/15/07          665           608,475
Intrawest Corp., Sr. Notes          B1             10.50       2/01/10           250           240,000
SFX Entertainment, Inc.,
 Sr. Sub. Notes                     B3             9.125       2/01/08           375           375,000
                                                                                          ------------
                                                                                             1,223,475
----------------------------------------------------------------------------------------
Environmental  2.1%
Allied Waste North America, Inc.,
 Sr. Sub. Notes                     B2             10.00       8/01/09         1,600         1,184,000
ICF Kaiser Int'l., Inc., Sr. Sub.
 Notes                              B3             13.00       12/31/03        2,020(d)      1,010,000
IT Group, Inc., Sr. Sub. Notes      B3             11.25       4/01/09           360           334,800
                                                                                          ------------
                                                                                             2,528,800
----------------------------------------------------------------------------------------
Financial Services  2.5%
Aircraft Funding, Sr. Notes (cost
 $2,046,781; purchased 7/1/98)      NR             12.00       7/15/00         2,000(b)      1,700,000
DeGeorge Home Alliance, Inc.,
 Sr. Notes                          Caa            12.00       4/01/01           300(d)         15,000
Hanvit Bank, Sr. Notes              B1             12.75       3/01/10           500           515,000
Metris Cos., Inc.,
 Sr. Notes                          Ba3            10.125      7/15/06           500           477,500
Superior National Insurance
 Group, Inc., Sr. Notes             NR             10.75       12/01/17        1,000(d)        250,000
                                                                                          ------------
                                                                                             2,957,500
----------------------------------------------------------------------------------------
Food & Beverage  2.9%
Agrilink Foods, Inc.,
 Sr. Sub. Notes                     B3             11.875      11/01/08          820           762,600
Aurora Foods Inc., Sr. Sub. Notes   B1             9.875       2/15/07           385           145,337

    B-59                                     See Notes to Financial Statements

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

                                    Moody's                               Principal
                                    Rating         Interest    Maturity   Amount          Value
Description                         (Unaudited)    Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Del Monte Foods Co.,
 Sr. Disc. Notes, Zero Coupon
 (until 12/15/02)                   B3             12.50%      12/15/07   $       60      $     44,400
Dominos, Inc., Sr. Sub. Notes       B3             10.375      1/15/09            25            22,875
Fresh Foods, Inc., Sr. Sub. Notes   B3             10.75       6/01/06           500           320,000
Grupo Azucarero, S.A.,
 Sr. Notes (Mexico)                 B3             11.50       1/15/05         1,250(e)        512,500
Iowa Select Farms L.P., Sr. Sub.
 Notes                              B3             10.75       12/01/05        1,125           225,000
Nebco Evans Holdings Co.,
 Sr. Disc. Notes                    C              Zero        7/15/07           500(c)            625
Purina Mills, Inc., Sr. Sub.
 Notes
 (cost $1,494,322; purchased
 7/9/99)                            B2             9.00        3/15/10         2,000(b)(d)      580,000
SFAC New Holdings, Inc.,
 Sr. Sec'd. Disc. Debs., Zero
 Coupon (until 6/15/04)             B3             13.00       6/15/09           460            32,184
 Sr. Sub. Notes                     CCC(a)         13.25       8/15/03           526           378,720
SFC New Holdings, Inc., Sr.
 Notes,
 Zero Coupon (until 6/15/05)        NR             11.00       12/15/09          296                30
Stater Brothers Holdings, Inc.,
 Sr. Notes                          B2             10.75       8/15/06           225           222,750
Sun World International, Inc.,
 Gtd. First Mtge. Notes             B2             11.25       4/15/04            50            48,500
Vlasic Foods Int'l., Inc.,
 Sr. Sub. Notes                     B2             10.25       7/01/09           265(d)        166,950
                                                                                          ------------
                                                                                             3,462,471
----------------------------------------------------------------------------------------
Gaming  2.8%
Alliance Gaming Corp., Sr. Sub.
 Notes                              B3             10.00       8/01/07           665           365,750
Boyd Gaming Corp., Sr. Sub. Notes   B1             9.50        7/15/07           165           151,800
Harveys Casino Resorts,
 Sr. Sub. Notes                     B2             10.625      6/01/06           250           252,500
Isle Capri Black Hawk LLC,
 First Mtge. Notes                  B2             13.00       8/31/04         1,000         1,090,000
Santa Fe Hotel, Inc., First Mtge.
 Notes                              Caa            11.00       12/15/00        1,000           970,000
Trump Atlantic City Assoc., First
 Mtge. Notes                        B3             11.25       5/01/06           170           113,900

    See Notes to Financial Statements                                     B-60

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

                                    Moody's                               Principal
                                    Rating         Interest    Maturity   Amount          Value
Description                         (Unaudited)    Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Venetian Casino Resort LLC, Gtd.
 First Mtge. Notes                  B-(a)          12.25%      11/15/04   $      505      $    469,650
                                                                                          ------------
                                                                                             3,413,600
----------------------------------------------------------------------------------------
Industrials  1.7%
AMM Holdings, Inc., Sr. Disc.
 Notes, Zero Coupon (until
 7/1/03)                            B-(a)          13.50       7/01/09         2,000           240,000
Applied Power, Inc., Sr. Sub.
 Notes                              B1             8.75        4/01/09           250           256,250
Eagle-Picher Industries, Inc.,
 Sr. Sub. Notes                     B3             9.375       3/01/08           400           340,000
Gentek, Inc., Gtd. Sr. Sub. Notes   B2             11.00       8/01/09           300           298,500
Motors & Gears, Inc., Sr. Notes     B3             10.75       11/15/06          150           144,000
Thermadyne Holdings Corp.,
 Sr. Disc. Notes, Zero Coupon
 (until 6/1/03)                     CCC1(a)        12.50       6/01/08           500           210,000
 Sr. Sub. Notes                     B3             9.875       6/01/08           500           400,000
United Rentals, Inc., Sr. Sub.
 Notes                              B1             8.80        8/15/08           245           210,700
                                                                                          ------------
                                                                                             2,099,450
----------------------------------------------------------------------------------------
Lodging & Leisure  1.0%
HMH Properties, Inc., Sr. Notes     Ba2            7.875       8/01/08           500           417,500
Lodgian Financing Corp.,
 Gtd., Sr. Sub. Notes               B3             12.25       7/15/09            65            57,200
Town Sports Int'l., Inc., Sr.
 Notes                              B2             9.75        10/15/04          775           724,625
                                                                                          ------------
                                                                                             1,199,325
----------------------------------------------------------------------------------------
Mining  0.8%
Great Lakes Carbon Corp.,
 Sr. Disc. Deb., Zero Coupon
 (until 5/15/03)                    B-(a)          13.125      5/15/09           185            96,200
 Sr. Sub. Notes, PIK                B3             10.25       5/15/08         1,000           910,000
                                                                                          ------------
                                                                                             1,006,200
----------------------------------------------------------------------------------------
Oil Services  0.1%
Eott Energy Partners L.P.,
 Sr. Notes                          Ba2            11.00       10/01/09          120           119,400

    B-61                                     See Notes to Financial Statements

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

                                    Moody's                               Principal
                                    Rating         Interest    Maturity   Amount          Value
Description                         (Unaudited)    Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Miscellaneous Services  0.3%
Production Resource LLC, Sr. Sub.
 Notes                              Caa1           11.50%      1/15/08    $    1,000      $    400,000
----------------------------------------------------------------------------------------
Paper & Forest Products  2.6%
Ainsworth Lumber Ltd., Sr. Notes,
 PIK                                B2             12.50       7/15/07           500           510,000
Doman Industries Ltd.,
 Sr. Notes (Canada)                 B1             8.75        3/15/04           415(e)        340,300
 Sr. Notes, Ser. B (Canada)         B1             9.25        11/15/07          100(e)         78,000
Maxxam Group Holdings, Inc.,
 Sr. Notes                          B3             12.00       8/01/03           500           460,000
Repap New Brunswick, Inc.,
 Sr. Sec'd. Notes                   Caa            10.625      4/15/05           510           464,100
Riverwood Int'l. Corp.,
 Sr. Notes                          B3             10.625      8/01/07            85            83,725
 Sr. Sub. Notes                     Caa            10.875      4/01/08            85            81,600
Stone Container Corp.,
 Sr. Notes                          B2             12.58       8/01/16           250           265,000
 Sr. Sub. Debs.                     B3             12.25       4/01/02           750           755,625
Stone Container Finance Co.,
 Gtd. Sr. Notes (Canada)            B2             11.50       8/15/06            95(e)        100,225
                                                                                          ------------
                                                                                             3,138,575
----------------------------------------------------------------------------------------
Printing/Publishing  1.8%
American Lawyer Media
 Holdings, Inc., Sr. Disc. Notes,
 Zero Coupon (until 12/15/02)       B3             12.25       12/15/08        1,000           637,500
Phoenix Color Corp., Sr. Sub.
 Notes                              B3             10.375      2/01/09         1,000           905,000
World Color Press, Inc.,
 Sr. Sub. Notes                     Baa3           8.375       11/15/08          250           232,500
 Sr. Sub. Notes                     Baa3           7.75        2/15/09           500           460,000
                                                                                          ------------
                                                                                             2,235,000
----------------------------------------------------------------------------------------
Restaurants  1.0%
Advantica Restaurant Group, Inc.,
 Sr. Notes                          B3             11.25       1/15/08           750(d)        534,375

    See Notes to Financial Statements                                     B-62

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

                                    Moody's                               Principal
                                    Rating         Interest    Maturity   Amount          Value
Description                         (Unaudited)    Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Ameriking, Inc., Sr. Notes          B3             10.75%      12/01/06   $      215      $    180,600
CKE Restaurants, Inc.,
 Gtd. Sr. Sub. Notes                B2             9.125       5/01/09           650           471,250
                                                                                          ------------
                                                                                             1,186,225
----------------------------------------------------------------------------------------
Retail  2.0%
Big 5 Holdings Corp., Sr. Disc.
 Notes, Zero Coupon (until
 11/30/02)                          NR             13.45       11/30/08        1,000           490,000
Musicland Group, Inc., Sr. Sub.
 Notes                              B3             9.00        6/15/03         1,500         1,365,000
Phar-Mor, Inc., Sr. Notes           B3             11.72       9/11/02           545           490,500
Specialty Retailers, Inc., Sr.
 Notes                              B2             8.50        7/15/05           375           112,500
                                                                                          ------------
                                                                                             2,458,000
----------------------------------------------------------------------------------------
Steel & Metals  3.1%
Algoma Steel, Inc., First Mtg.
 Notes                              B2             12.375      7/15/05           440           429,000
Continental Global Group, Inc.,
 Sr. Notes                          B2             11.00       4/01/07         1,500           600,000
Golden Northwest Aluminum, Inc.,
 Gtd. First Mtge. Notes             B2             12.00       12/15/06          175           182,000
Kaiser Aluminum & Chemical Corp.,
 Sr. Sub. Notes                     B3             12.75       2/01/03         1,000           925,000
LTV Corp., Sr. Notes                Ba3            11.75       11/15/09          215           208,550
National Steel Corp., Gtd. Sec'd.
 First Mtge.                        Ba3            9.875       3/01/09            85            82,875
Sheffield Steel Corp., First Mtg.
 Notes (cost $288,946;
 purchased 7/01/99)                 B-(a)          11.50       12/01/05          325(b)        260,000
WHX Corp., Sr. Notes                B3             10.50       4/15/05         1,150         1,052,250
                                                                                          ------------
                                                                                             3,739,675
----------------------------------------------------------------------------------------
Supermarkets  0.9%
Pantry, Inc., Sr. Sub. Notes        B3             10.25       10/15/07        1,250         1,106,250

   B-63                                     See Notes to Financial Statements

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

                                    Moody's                               Principal
                                    Rating         Interest    Maturity   Amount          Value
Description                         (Unaudited)    Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Technology  2.5%
Ampex Corp., Sr. Notes              B(a)           12.00%      3/15/03    $    1,000      $    950,000
InterAct Systems, Inc.,
 Sr. Disc. Notes, PIK               NR             14.00       8/01/03         1,508           814,050
Intersil Corp., Sr. Sub. Notes      B3             13.25       8/15/09           137           156,180
South Carolina G Holdings Corp.,
 Gtd. Notes                         B2             12.00       8/01/09           400           428,000
Viasystems, Inc., Sr. Sub. Notes    B3             9.75        6/01/07           680           571,200
                                                                                          ------------
                                                                                             2,919,430
----------------------------------------------------------------------------------------
Telecommunications  19.5%
Allegiance Telecom, Inc.,
 Sr. Disc. Notes, Zero Coupon
 (until 2/15/03)                    B(a)           11.75       2/15/08           330           224,400
 Sr. Notes                          B(a)           12.875      5/15/08           500           532,500
AMSC Acquisition Co., Inc.,
 Sr. Notes                          NR             12.25       4/01/08           750           675,000
Bestel S.A. De CV, Sr. Disc.
 Notes, Zero Coupon (until
 5/15/01) (Mexico)                  NR             12.75       5/15/05         1,500(e)      1,140,000
Caprock Communications Corp.,
 Sr. Notes                          B3             12.00       7/15/08           500           490,000
CD Radio, Inc., Sr. Disc. Notes,
 Zero Coupon (until 12/1/02)        CCC(a)         15.00       12/01/07        1,000           550,000
Exodus Communications, Inc.,
 Sr. Notes                          NR             10.75       12/15/09          295           293,525
Global Crossing Holdings Ltd.,
 Sr. Notes                          Ba2            9.50        11/15/09          260           251,550
Globix Corp., Sr. Notes             NR             12.50       2/01/10           505           464,600
GT Group Telecom, Inc., Sr. Disc.
 Notes, Zero Coupon (until
 2/01/05)                           NR             13.25       2/01/10         1,170           631,800
Hyperion Telecommunications,
 Inc., Sr. Disc. Notes, Zero
 Coupon (until 4/15/01) (cost
 $328,978; purchased 9/22/99)       B3             13.00       4/15/03           370(b)        340,400

    See Notes to Financial Statements                                     B-64

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

                                    Moody's                               Principal
                                    Rating         Interest    Maturity   Amount          Value
Description                         (Unaudited)    Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
ICG Holdings, Inc., Sr. Disc.
 Notes, Zero Coupon (until
 9/15/00)                           B3             13.50%      9/15/05    $      415      $    388,025
ImpSat Corp., Sr. Notes             B3             12.375      6/15/08         1,000           900,000
KMC Telecom Holdings, Inc.,
 Sr. Notes                          CCC1(a)        13.50       5/15/09           340           319,600
Level 3 Communications, Inc.,
 Sr. Disc. Notes, Zero Coupon
 (until 3/15/03)                    B3             12.875      3/15/08         2,000           995,000
 Sr. Disc. Notes, Zero Coupon
 (until 12/1/03)                    B3             10.50       12/01/08        2,000         1,100,000
Metromedia Fiber Network, Inc.,
 Sr. Notes                          B2             10.00%      12/15/09          535           508,250
Microcell Telecommunications,
 Inc., Sr. Disc. Notes, Zero
 Coupon (until 6/1/04)              B3             12.00       6/01/09         1,250           803,125
Millicom Int'l. Cellular, Sr.
 Disc. Notes, Zero Coupon (until
 6/01/01)                           B3             13.50       6/01/06           740           629,000
Netia Holdings BV, Gtd. Sr. Notes
 (Poland)                           B3             10.25       11/01/07          500(e)        422,500
Nextel Communications, Inc.,
 Sr. Disc. Notes, Zero Coupon
 (until 9/15/02)                    B1             10.65       9/15/07         1,505         1,098,650
Nextel Partners, Inc., Sr. Disc.
 Notes, Zero Coupon (until
 2/1/04)                            B3             14.00       2/01/09           286           180,895
Nextlink Communications, Inc.,
 Sr. Notes                          B2             10.50       12/01/09          295           280,250
 Sr. Notes                          B2             10.75       6/01/09           515           494,400
Northeast Optic Network, Inc.,
 Sr. Notes                          NR             12.75       8/15/08           500           500,000
Primus Telecommunications Group,
 Inc., Sr. Notes                    B3             12.75       10/15/09          430           417,100
PSINet, Inc., Sr. Notes             B3             11.00       8/01/09           950           931,000
RCN Corp.,
 Sr. Notes                          B3             10.00       10/15/07           50            45,250
 Sr. Notes                          B3             10.125      1/15/10           325           292,500

   B-65                                     See Notes to Financial Statements

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

                                    Moody's                               Principal
                                    Rating         Interest    Maturity   Amount          Value
Description                         (Unaudited)    Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
RSL Communications Ltd.,
 Sr. Notes                          B2             12.25%      11/15/06   $      250      $    247,500
 Sr. Notes                          B2             12.00       11/01/08          100            93,500
Spectrasite Holdings, Inc., Sr.
 Disc. Notes, Zero Coupon (until
 4/15/04)                           B3             11.25       4/15/09           350           191,625
Splitrock Svcs., Inc., Sr. Notes    NR             11.75       7/15/08           225           238,500
Tritel PCS, Inc., Sr. Sub. Disc.
 Notes
 Zero Coupon (until 5/15/04)        B3             12.75       5/15/09         1,000           615,000
Triton PCS, Inc.,
 Sr. Sub. Disc. Notes, Zero
 Coupon (until 5/01/03)             B3             11.00       5/01/08           445           305,938
US Unwired, Inc.,
 Sr. Sub. Disc. Notes, Zero
 Coupon (until 11/01/04)            CCC(a)         13.375      11/01/09        1,255           668,287
U.S. Xchange LLC, Sr. Notes         NR             15.00       7/01/08           750           547,500
Verio, Inc.,
 Sr. Notes                          B3             11.25       12/01/08           35            34,650
 Sr. Notes                          B3             10.625      11/15/09          500           482,500
Versatel Telecom BV, Sr. Notes
 (Netherlands)                      B3             13.25       5/15/08         1,000(e)      1,015,000
Viatel, Inc., Sr. Notes             B-(a)          11.25       4/15/08         1,000           910,000
Voicestream Wireless Corp.,
 Sr. Notes                          B2             10.375      11/15/09          505           505,000
Williams Communications
 Group, Inc., Sr. Notes             B2             10.875      10/01/09          920           906,200
Winstar Communications, Inc.,
 Sr. Disc. Notes, Zero Coupon
 (until 10/15/00)                   B3             14.00       10/15/05          500           515,000
Worldwide Fiber, Inc., Sr. Notes    B3             12.50       12/15/05          500           492,500
                                                                                          ------------
                                                                                            23,668,020
----------------------------------------------------------------------------------------
Textiles  0.6%
Cluett American Corp., Sr. Sub.
 Notes                              B3             10.125      5/15/08           250           165,000
Collins & Aikman Floorcovering,
 Sr. Sub. Notes                     B3             10.00       1/15/07            45            42,300

    See Notes to Financial Statements                                    B-66

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

                                    Moody's                               Principal
                                    Rating         Interest    Maturity   Amount          Value
Description                         (Unaudited)    Rate        Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Steel Heddle Mfg. Co., Sr. Sub.
 Notes                              B3             10.625%     6/01/08    $    1,000      $    500,000
                                                                                          ------------
                                                                                               707,300
----------------------------------------------------------------------------------------
Transportation/Trucking/Shipping  1.0+%
American Commercial Lines LLC,
 Sr. Notes                          B1             10.25       6/30/08         1,000           830,000
Trism, Inc., Sr. Sub. Notes         NR             12.00       2/04/05           435           326,163
                                                                                          ------------
                                                                                             1,156,163
----------------------------------------------------------------------------------------
Utility  2.9%
AES Corp.,
 Sr. Notes                          Ba1            9.50        6/01/09           750           720,000
 Sr. Sub. Debs.                     Ba1            8.875       11/01/27        1,750         1,347,500
TNP Enterprises, Inc., Sr. Sub.
 Notes                              Ba3            10.25       4/01/10           500           501,250
York Power Funding, Sr. Sec'd.
 Notes (Cayman Islands)             NR             12.00       10/30/07        1,000(e)        980,000
                                                                                          ------------
                                                                                             3,548,750
Total corporate bonds
 (cost $118,961,629)                                                                       101,386,106
                                                                                          ------------
CONVERTIBLE BONDS  0.6%
----------------------------------------------------------------------------------------
Key Energy Group, Inc., Sr. Sub.
 Notes
 (cost $772,400)                    NR             5.00        9/15/04         1,000           760,000
                                                                                          ------------
FOREIGN GOVERNMENT BONDS  0.4%
----------------------------------------------------------------------------------------
Republic of Brazil
 (cost $496,027)                    B2             11.625      4/15/04           500(e)        501,250
                                                                                          ------------
COMMON STOCKS  3.9%
                                                                          Shares
-----------------------------------------------------------------------------------------------------------
AmeriKing, Inc.                                                                   50               500
Baycorp Holdings, Ltd.(c)                                                     19,000           413,250
Beverly Enterprises, Inc.(c)                                                  40,000           147,500
Canadian Airlines Corp.(c)                                                     4,400             3,940
Charter Communications, Inc.(c)                                               39,000           558,797

   B-67                                     See Notes to Financial Statements

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

                                                                                          Value
Description                                                               Shares          (Note 1)
-----------------------------------------------------------------------------------------------------------
Chesapeake Energy Corp.                                                       12,000      $     39,000
Classic Communications, Inc.(c)                                                3,000            50,010
Dobson Communications Corp.(c)                                                 2,400            55,200
Dr. Pepper Bottling Holdings, Inc.
 (cost $250,500; purchased 9/19/97)                                           11,500(b)        287,500
Electronic Retailing Systems Int'l., Inc.(c)                                  40,000            37,500
Firearms Training Systems, Inc.(c)                                           122,000            76,250
Flag Telecom Holdings Ltd.(c)                                                  5,100           115,388
Forstmann & Co., Inc.(c)                                                      13,304               426
Fresh Del Monte Produce, Inc.(c)                                               5,000            42,500
Grand Union Co.(c)                                                            90,772           266,643
Grant Geophysical, Inc.(c)                                                    28,675            28,675
GT Group Telecom, Inc.(c)                                                      2,800            58,450
Jordon Telecommunications(c)                                                     125             3,750
McLeodusa, Inc.                                                                2,286           193,868
Packaging Corporation America                                                 32,900           345,450
Premier Cruises, Ltd.(c)                                                      74,059           240,692
RCN Corp.                                                                      5,500           296,312
RSL Communications, Ltd.(c)                                                    5,000           120,000
Samuels Jewelers, Inc.(c)                                                     23,750           155,859
SFAC Holdings, Inc.(c)                                                            25                 0
Star Gas Partners L.P.                                                           440             5,995
Telecorp PCS, Inc.(c)                                                         10,000           517,500
Trism, Inc.(c)                                                                27,543             4,131
Voicestream Wireless Corp.(c)                                                  1,983           255,462
Waste Systems Int'l., Inc.                                                   131,410           377,804
                                                                                          ------------
Total common stocks
 (cost $6,288,912)                                                                           4,698,352
                                                                                          ------------
PREFERRED STOCKS  6.0%
----------------------------------------------------------------------------------------
Adelphia Communications Corp., $13.00                                          8,750           936,250
AmeriKing, Inc., $13.00                                                        1,182            13,004
Century Maintenance Supply, Inc., $13.25                                      12,091         1,027,735
Cluett American Corp., $12.50                                                  8,986           242,622
Dobson Communications Corp., $13.00                                              826           875,560
Geneva Steel Co., $14.00                                                       3,000               555

    See Notes to Financial Statements                                    B-68

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

                                                                                          Value
Description                                                               Shares          (Note 1)
-----------------------------------------------------------------------------------------------------------
Global Crossing Holdings, Ltd., $10.50                                         3,750      $    369,375
Harborside Healthcare Corp., $13.50                                              608           182,400
InterAct Systems, Inc., $14.00                                                 2,910           756,600
Paxson Communications Corp., $12.50                                            1,273         1,298,460
R & B Falcon Corp., $13.875                                                      611           678,210
Rural Cellular Corp., $11.375                                                      7             6,790
Supermarkets General Holdings Corp., $3.52                                    10,000            20,625
Waste Systems Int'l., Inc.,
 $3.375                                                                        1,608           863,496
                                                                                          ------------
Total preferred stocks
 (cost $8,859,695)                                                                           7,271,682
                                                                                          ------------
REAL ESTATE INVESTMENT TRUSTS  0.3%
----------------------------------------------------------------------------------------
Meditrust, Notes                                                                 500           300,000
La Quinta Inns, Inc., Sr. Notes                                                  150            90,750
                                                                                          ------------
Total real estate investment
 trusts
 (cost $481,244)                                                                               390,750
                                                                                          ------------
TRADE CLAIM  0.1%
----------------------------------------------------------------------------------------
Montgomery Ward (cost $245,635;
 purchased 8/19/98)                                                            2,450(b)(c)       85,763
                                                                                          ------------

                                                            Expiration                     Value
                                                            Date           Warrants        (Note 1)
------------------------------------------------------------------------------------------------------------
WARRANTS(c)  0.9%
----------------------------------------------------------------------------------------
American Banknote Corp.                                     12/1/02               750                 8
American Mobile Satellite Corp.                             4/1/08                750            86,250
Anker Coal Group, Inc. (cost $0; purchased 11/19/98)        10/31/30               28(b)              0
Bestel S.A. De CV                                           5/15/05             1,500            16,500
Birch Telecom, Inc.                                         6/15/08             1,000             5,500
GT Group Telecom, Inc.                                      2/1/10              1,170                 0
HF Holdings, Inc.                                           7/15/02             4,375             6,562
InterAct Systems, Inc.                                      8/1/03              2,910                29
Intermediate Act Electronic Mktg., Inc.                     12/15/09            2,910            72,750
Isle Capri Casinos, Inc.                                    3/5/01              2,968                30
R & B Falcon Corp.                                          5/1/09                550           192,500

   B-69                                     See Notes to Financial Statements

       Prudential High Yield Total Return Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

                                                            Expiration                     Value
Description                                                 Date           Warrants        (Note 1)
-------------------------------------------------------------------------------------------------------------
Star Choice Communications (cost $87; purchased 3/21/00)
                                                             12/15/05            8,685(b)   $     49,939
Versatel Telecom International BV                            5/15/08             1,000           600,000
XM Satellite Radio, Inc.                                     3/3/10                345                 0
                                                                                            ------------
Total warrants (cost $50,997)                                                                  1,030,068
                                                                                            ------------
Total long-term investments (cost $136,156,539)                                              116,123,971
                                                                                            ------------

SHORT-TERM INVESTMENTS  1.9%
                                                                          Principal
                                                   Interest    Maturity   Amount
Corporate Bonds                                    Rate        Date       (000)

-----------------------------------------------------------------------------------------------------------
Johnson Controls, Inc.
 (cost $2,335,178)                                 6.33%       4/03/00    $    2,336         2,335,178
                                                                                          ------------
Total Investments  98.0%
 (cost $138,491,717; Note 4)                                                               118,459,149
Other assets in excess of
 liabilities  2.0%                                                                           2,416,584
                                                                                          ------------
Net Assets  100%                                                                          $120,875,733
                                                                                          ------------
                                                                                          ------------

(a) Standard & Poor's Rating.
(b) Indicates a restricted security; the aggregate cost of such securities is $8,866,128. The aggregate value $6,972,412 is approximately 5.7% of net assets.
(c) Non-income producing securities.
(d) Represents issuer in default on interest payments; non-income producing security.
(e) US$ denominated foreign bonds.
NR--Not rated by Moody's or Standard & Poor's.
PIK--Payment in kind securities.
L.P.--Limited Partnership.
LLC--Limited Liability Company.
LLP--Limited Liability Partnership.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                   B-70

       Prudential High Yield Total Return Fund, Inc.
             Statement of Assets and Liabilities as of March 31, 2000

                                                                   March 31, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $138,491,717)                           $118,459,149
Dividends and interest receivable                                      2,892,301
Receivable for investments sold                                        2,140,800
Receivable for Fund shares sold                                          399,722
Receivable from manager                                                  212,090
Other assets                                                             112,334
                                                                  ----------------
      Total assets                                                   124,216,396
                                                                  ----------------
LIABILITIES
Bank overdraft                                                            94,962
Payable for investments purchased                                      2,049,284
Payable for Fund shares reacquired                                       529,119
Dividends payable                                                        304,706
Accrued expenses and other liabilities                                   293,683
Due to Distributor                                                        68,909
                                                                  ----------------
      Total liabilities                                                3,340,663
                                                                  ----------------
NET ASSETS                                                          $120,875,733
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Common stock, at par                                             $      1,473
   Paid-in capital in excess of par                                  150,381,247
                                                                  ----------------
                                                                     150,382,720
   Undistributed net investment income                                    46,874
   Accumulated net realized loss on investments                       (9,757,797)
   Net unrealized depreciation on investments                        (19,796,064)
                                                                  ----------------
Net assets, March 31, 2000                                          $120,875,733
                                                                  ----------------
                                                                  ----------------

  B-71                                     See Notes to Financial Statements

       Prudential High Yield Total Return Fund, Inc.
             Statement of Assets and Liabilities as of March 31, 2000

                                                                   March 31, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($23,137,158 3 2,819,548 shares of common stock issued
      and outstanding)                                                      $8.21
   Maximum sales charge (4% of offering price)                                .34
   Maximum offering price to public                                         $8.55
Class B:
   Net asset value, offering price and redemption price per
      share ($82,438,197 3 10,045,364 shares of common stock
      issued and outstanding)                                               $8.21
Class C:
   Net asset value and redemption price per share
      ($13,617,583 3 1,659,544 shares of common stock issued
      and outstanding)                                                      $8.21
   Sales charge (1% of offering price)                                        .08
   Offering price to public                                                 $8.29
Class Z:
   Net asset value, offering price and redemption price per
      share ($1,682,795 3 205,001 shares of common stock
      issued and outstanding)                                               $8.21

    See Notes to Financial Statements                                   B-72

       Prudential High Yield Total Return Fund, Inc.
             Statement of Operations

                                                                   Year Ended
                                                                 March 31, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                       $  15,532,724
   Dividends                                                            337,317
                                                                -----------------
      Total income                                                   15,870,041
                                                                -----------------
Expenses
   Management fee                                                       935,483
   Distribution fee--Class A                                             80,386
   Distribution fee--Class B                                            699,601
   Distribution fee--Class C                                            124,255
   Custodian's fees and expenses                                        195,000
   Reports to shareholders                                              150,000
   Transfer agent's fees and expenses                                   127,000
   Registration fees                                                     70,000
   Amortization of organizational costs                                  36,014
   Audit fees and expenses                                               30,000
   Legal fees and expenses                                               25,000
   Directors' fees                                                        6,000
   Amortization of offering cost                                            519
   Miscellaneous                                                         14,410
                                                                -----------------
      Net expenses                                                    2,493,668
Less: Management fee waiver (Note 2)                                   (255,022)
                                                                -----------------
      Net expenses                                                    2,238,646
                                                                -----------------
Net investment income                                                13,631,395
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                           (5,819,171)
   Options written                                                       10,000
                                                                -----------------
                                                                     (5,809,171)
Net change in unrealized depreciation of investments                 (7,145,217)
                                                                -----------------
Net loss on investments                                             (12,954,388)
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $     677,007
                                                                -----------------
                                                                -----------------

  B-73                                     See Notes to Financial Statements

       Prudential High Yield Total Return Fund, Inc.
             Statement of Changes in Net Assets

                                                                     May 5, 1998(a)
                                                     Year Ended         Through
                                                   March 31, 2000    March 31, 1999
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                            $ 13,631,395      $ 12,113,394
   Net realized loss on investment transactions       (5,809,171)       (3,948,626)
   Net change in unrealized depreciation of
      investments                                     (7,145,217)      (12,650,847)
                                                   --------------    --------------
   Net increase (decrease) in net assets
      resulting from operations                          677,007        (4,486,079)
                                                   --------------    --------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                         (3,165,069)       (3,017,075)
      Class B                                         (8,723,889)       (7,451,879)
      Class C                                         (1,548,954)       (1,460,665)
      Class Z                                           (193,483)         (183,775)
                                                   --------------    --------------
                                                     (13,631,395)      (12,113,394)
                                                   --------------    --------------
   Distributions in excess of net investment
      income
      Class A                                           --                 (50,574)
      Class B                                           --                (132,431)
      Class C                                           --                 (25,580)
      Class Z                                           --                  (3,622)
                                                   --------------    --------------
                                                        --                (212,207)
                                                   --------------    --------------
Fund share transactions (Net of share
   conversions)
   (Note 5)
   Net proceeds from shares sold(b)                   35,075,107       200,008,881
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                    8,145,708         7,763,506
   Cost of shares reacquired                         (65,764,308)      (34,687,093)
                                                   --------------    --------------
   Net increase (decrease) in net assets from
      Fund share transactions                        (22,543,493)      173,085,294
                                                   --------------    --------------
Total increase (decrease)                            (35,497,881)      156,273,614
NET ASSETS
Beginning of period                                  156,373,614           100,000
                                                   --------------    --------------
End of period                                       $120,875,733      $156,373,614
                                                   --------------    --------------
                                                   --------------    --------------

------------------------------
(a) Commencement of investment operations.
(b) For year ended March 31, 2000 includes shares issued in connection with acquisition of Prudential Distressed Securities Fund.
    See Notes to Financial Statements                                    B-74

       Prudential High Yield Total Return Fund, Inc.
             Notes to Financial Statements
      Prudential High Yield Total Return Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on February 18, 1997. The Fund issued 2,500 shares each of Class A, Class B, Class C and Class Z common stock for $100,000 on February 18, 1998 to Prudential Investments Fund Management LLC ('PIFM'). The Fund commenced investment operations on May 5, 1998. The primary investment objective of the Fund is total return through high current income and capital appreciation. It seeks to achieve this objective by investing in high yield fixed income securities, equity securities that were attached to or included in a unit with fixed income securities at the time of purchase, convertible securities and preferred stocks.
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
      Security Valuation:    Portfolio securities that are actively traded in
the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at prices provided by principal market makers and pricing agents. Any security for which the primary market is on an exchange is valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Securities issued in private placements are valued at the bid price or the mean between the bid and asked prices, if available, provided by principal market makers. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.
      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.
      Repurchase Agreements:    In connection with transactions in repurchase
agreements, it is the Fund's policy that its custodian or designated subcustodians, under triparty repurchase agreements as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest and, to the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are
  B-75

       Prudential High Yield Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.
commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
      All securities are valued as of 4:15 p.m., New York time.
      The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ('restricted securities'). Certain issues of restricted securities held by the Fund at March 31, 2000 include registration rights under which the Fund may demand registration by the issuer, of which the Fund may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.
      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on an identified cost basis. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. The Fund accretes discount and amortizes premium as adjustments to interest income. Income from payment-in-kind bonds is recorded daily based on an effective interest method. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.
      Dividends and Distributions:    The Fund declares daily and pays dividends
of net investment income monthly and makes distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining
                                                                        B-76

       Prudential High Yield Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.
whether the Fund has realized a gain or a loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.
      The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.
      Taxes:    It is the intent of the Fund to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
      Offering and Organization Expenses:    Approximately $283,300 were
incurred in connection with the organization of the Fund. Offering cost of approximately $110,400 and organization cost of approximately $172,900 are being amortized ratably over a period of twelve months and sixty months, respectively, from the date the Fund commenced investment operations.
      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease paid-in capital in excess of par and increase accumulated net investment income by $46,874 for certain expenses not deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.
Note 2. Agreements
The Fund has a management agreement with PIFM. Pursuant to this agreement PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .65% of the Fund's average daily net assets. PIFM agreed to waive a
  B-77

       Prudential High Yield Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.
portion of its management fee. The waiver was .30 of 1% of the Fund's average daily net assets for the period April 1, 1999 through May 31, 1999. Effective June 1, 1999, such waiver was .15 of 1% of the Fund's average daily net assets. The waiver amounted to $255,022 ($0.017 per share; .18 of 1% of the Fund's average daily net assets). The Fund is not required to reimburse PIFM for such waiver. Effective April 1, 2000 PIFM eliminated its management fee waiver.
      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.
      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS with respect to Class A, B and C shares, for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended March 31, 2000.
      PIMS has advised the Fund that it received approximately $41,800 and $29,400 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended March 31, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
      PIMS has advised the Fund that for the year ended March 31, 2000, it received approximately $468,500 and $11,300 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
      PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.
      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was
                                                                        B-78

       Prudential High Yield Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.
 .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended March 31, 2000.
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC, a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended March 31, 2000, the Fund incurred fees of approximately $120,000 for the services of PMFS. As of March
31, 2000, approximately $9,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
      At March 31, 2000, the net receivable of $212,090 due from the manager includes $236,504 relating to an unrealized loss in connection with an investment transaction. This unrealized loss has been included in net change in unrealized depreciation of investments in the Statement of Operations.
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended March 31, 2000 were $138,803,651 and $160,943,548, respectively.
      Transactions in options written during the year ended March 31, 2000 were as follows:

                                                                  Number of    Premiums
                                                                  Contracts    Received
                                                                  ---------    --------
Options outstanding at March 31, 1999                                    --          --
Options written                                                         500    $ 10,000
Options expired                                                         500      10,000
                                                                  ---------    --------
Options outstanding at March 31, 2000                                    --    $     --

      The federal income tax basis of the Fund's investments as of March 31, 2000 was $138,657,951; accordingly, net unrealized depreciation for federal income tax purposes was $20,198,802 (gross unrealized appreciation--$3,830,974; gross unrealized depreciation--$24,029,776).
      For federal income tax purposes, the Fund had a capital loss carryforward as of March 31, 2000, of approximately $8,678,148, of which $1,697,618 expires in 2007 and $6,980,530 expires in 2008. In addition, the Fund has elected to treat net capital losses of approximately $913,415 incurred in the five month period ended March 31, 2000 as having occurred in the current fiscal year.
  B-79

       Prudential High Yield Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.
Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. Of the 14,729,457 shares of common stock issued and outstanding at March 31, 2000, Prudential Bank and Trust owned 11,393.
      The Fund has 2.5 billion shares of $0.0001 par value common stock authorized; 1 billion shares for Class A and 500 million shares each for Class B, Class C and Class Z.
      Transactions in shares of common stock were as follows:

Class A                                                        Shares         Amount
-----------------------------------------------------------  ----------    ------------
Year ended March 31, 2000:
Shares sold                                                     976,232    $  9,080,865
Shares issued in connection with acquisition of Prudential
  Distressed Securities Fund (Note 6)                            69,637         590,579
Shares issued in reinvestment of dividends                      249,600       2,154,014
Shares reacquired                                            (2,762,076)    (23,742,436)
                                                             ----------    ------------
Net decrease in shares outstanding before conversions        (1,466,607)    (11,916,978)
Shares issued upon conversion and/or exchange from Class B       69,457         597,173
                                                             ----------    ------------
Net decrease in shares outstanding                           (1,397,150)   $(11,319,805)
                                                             ----------    ------------
                                                             ----------    ------------
May 5, 1998(a) through March 31, 1999:
Shares sold                                                   5,287,840    $ 51,217,401
Shares issued in reinvestment of dividends and
  distributions                                                 223,342       2,028,273
Shares reacquired                                            (1,316,676)    (11,925,521)
                                                             ----------    ------------
Net increase in shares outstanding before conversions         4,194,506      41,320,153
Shares issued upon conversion from Class B                       19,692         174,213
                                                             ----------    ------------
Net increase in shares outstanding                            4,214,198    $ 41,494,366
                                                             ----------    ------------
                                                             ----------    ------------

                                                                        B-80

       Prudential High Yield Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

Class B                                                        Shares         Amount
-----------------------------------------------------------  ----------    ------------
Year ended March 31, 1999:
Shares sold                                                   2,005,636    $ 18,038,865
Shares issued in connection with acquisition of Prudential
  Distressed Securities Fund (Note 6)                           182,384       1,546,694
Shares issued in reinvestment of dividends                      574,564       4,953,680
Shares reacquired                                            (3,587,910)    (30,685,872)
                                                             ----------    ------------
Net decrease in shares outstanding before conversion           (825,326)     (6,146,633)
Shares reacquired upon conversion and/or exchange into
  Class A                                                       (69,463)       (597,173)
                                                             ----------    ------------
Net decrease in shares outstanding                             (894,789)   $ (6,743,806)
                                                             ----------    ------------
                                                             ----------    ------------
May 5, 1998(a) through March 31, 1999:
Shares sold                                                  12,231,118    $119,622,135
Shares issued in reinvestment of dividends and
  distributions                                                 514,809       4,669,308
Shares reacquired                                            (1,788,582)    (16,165,146)
                                                             ----------    ------------
Net increase in shares outstanding before conversion         10,957,345     108,126,297
Shares reacquired upon conversion into Class A                  (19,692)       (174,213)
                                                             ----------    ------------
Net increase in shares outstanding                           10,937,653    $107,952,084
                                                             ----------    ------------
                                                             ----------    ------------
Class C
-----------------------------------------------------------
Year ended March 31, 2000:
Shares sold                                                     456,465    $  4,116,251
Shares issued in connection with acquisition of Prudential
  Distressed Securities Fund (Note 6)                            40,835         346,284
Shares issued in reinvestment of dividends                      101,770         878,590
Shares reacquired                                            (1,100,472)     (9,540,313)
                                                             ----------    ------------
Net decrease in shares outstanding                             (501,402)   $ (4,199,188)
                                                             ----------    ------------
                                                             ----------    ------------
May 5, 1998(a) through March 31, 1999:
Shares sold                                                   2,556,202    $ 24,882,076
Shares issued in reinvestment of dividends and
  distributions                                                  98,953         898,112
Shares reacquired                                              (496,709)     (4,436,511)
                                                             ----------    ------------
Net increase in shares outstanding                            2,158,446    $ 21,343,677
                                                             ----------    ------------
                                                             ----------    ------------
Class Z
-----------------------------------------------------------
Year ended March 31, 2000:
Shares sold                                                     156,866    $  1,355,569
Shares issued in reinvestment of dividends                       18,479         159,424
Shares reacquired                                              (207,613)     (1,795,687)
                                                             ----------    ------------
Net decrease in shares outstanding                              (32,268)   $   (280,694)
                                                             ----------    ------------
                                                             ----------    ------------
May 5, 1998(a) through March 31, 1999:
Shares sold                                                     452,123    $  4,287,269
Shares issued in reinvestment of dividends and
  distributions                                                  18,552         167,813
Shares reacquired                                              (235,906)     (2,159,915)
                                                             ----------    ------------
Net increase in shares outstanding                              234,769    $  2,295,167
                                                             ----------    ------------
                                                             ----------    ------------

------------------------------
(a) Commencement of investment operations.
  B-81

       Prudential High Yield Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.
Note 6. Acquisition of Prudential Distressed Securities Fund
On January 14, 2000, the High Yield Total Return Fund acquired all the net assets of Prudential Distressed Securities Fund, Inc. ('Distressed Securities') pursuant to a plan of reorganization approved by Distressed Securities shareholders on May 26, 1999. The acquisition was accomplished by a tax-free exchange of 69,637 Class A shares, 182,384 Class B shares and 40,835 Class C shares of the High Yield Total Return Fund (valued at $2,483,555 in the aggregate) for 58,352 Class A shares, 152,526 Class B shares and 34,150 Class C shares, respectively, of Distressed Securities outstanding on January 14, 2000. Distressed Securities' net assets at that date ($2,483,555), including $1,638,031 of unrealized depreciation were combined with those of the High Yield Total Return Fund. The aggregate net assets of the High Yield Total Return Fund and Distressed Securities immediately before the acquisition were $135,419,598 and $2,483,555, respectively.
                                                                        B-82

       Prudential High Yield Total Return Fund, Inc.
             Financial Highlights

                                                                      Class A
                                                                   --------------
                                                                     Year Ended
                                                                   March 31, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $   8.91
                                                                   --------------
Income from investment operations
Net investment income(d)                                                   .85
Net realized and unrealized loss on investments                           (.70)
                                                                   --------------
   Total from investment operations                                        .15
                                                                   --------------
Less distributions
Dividends from net investment income                                      (.85)
Distributions in excess of net investment income                            --
                                                                   --------------
   Total distributions                                                    (.85)
                                                                   --------------
Net asset value, end of year                                          $   8.21
                                                                   --------------
                                                                   --------------
TOTAL RETURN(b)                                                           1.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 23,137
Average net assets (000)                                              $ 32,154
Ratios to average net assets(d):
   Expenses, including distribution fees                                  1.18%
   Expenses, excluding distribution fees                                   .93%
   Net investment income                                                  9.84%
For Classes A, B, C and Z shares:
   Portfolio turnover rate                                                 101%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Net of management fee waiver.
  B-83                                     See Notes to Financial Statements

       Prudential High Yield Total Return Fund, Inc.
             Financial Highlights Cont'd.

       Class A                                   Class B
----------------------     ---------------------------------------------
    May 5, 1998(a)             Year Ended             May 5, 1998(a)
through March 31, 1999       March 31, 2000       through March 31, 1999
------------------------------------------------------------------------------
       $  10.00                 $   8.91                 $  10.00
     ----------               ----------               ----------
            .79                      .80                      .74
          (1.08)                    (.70)                   (1.08)
     ----------               ----------               ----------
           (.29)                     .10                     (.34)
     ----------               ----------               ----------
           (.79)                    (.80)                    (.74)
           (.01)                      --                     (.01)
     ----------               ----------               ----------
           (.80)                    (.80)                    (.75)
     ----------               ----------               ----------
       $   8.91                 $   8.21                 $   8.91
     ----------               ----------               ----------
     ----------               ----------               ----------
          (2.97)%                    .88%                   (3.45)%
       $ 37,558                 $ 82,438                 $ 97,454
       $ 35,147                 $ 93,280                 $ 92,201
           1.06%(c)                 1.68%                    1.64%(c)
           0.89%(c)                 0.93%                    0.89%(c)
           9.52%(c)                 9.35%                    8.97%(c)
             97%

    See Notes to Financial Statements                                   B-84

       Prudential High Yield Total Return Fund, Inc.
             Financial Highlights Cont'd.

                                Class C
                                                                   --------------
                                                                     Year Ended
                                                                   March 31, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $   8.91
                                                                   --------------
Income from investment operations
Net investment income(d)                                                   .80
Net realized and unrealized loss on investments                           (.70)
                                                                   --------------
   Total from investment operations                                        .10
                                                                   --------------
Less distributions
Dividends from net investment income                                      (.80)
Distributions in excess of net investment income                            --
                                                                   --------------
   Total distributions                                                    (.80)
                                                                   --------------
Net asset value, end of year                                          $   8.21
                                                                   --------------
                                                                   --------------
TOTAL RETURN(b)                                                            .88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 13,618
Average net assets (000)                                              $ 16,567
Ratios to average net assets(d):
   Expenses, including distribution fees                                  1.68%
   Expenses, excluding distribution fees                                   .93%
   Net investment income                                                  9.35%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Net of management fee waiver.
  B-85                                     See Notes to Financial Statements

       Prudential High Yield Total Return Fund, Inc.
             Financial Highlights Cont'd.

       Class C                                   Class Z
----------------------     ---------------------------------------------
    May 5, 1998(a)             Year Ended             May 5, 1998(a)
through March 31, 1999       March 31, 2000       through March 31, 1999
------------------------------------------------------------------------------
       $  10.00                 $   8.91                 $  10.00
     ----------               ----------               ----------
            .74                      .87                      .80
          (1.08)                    (.70)                   (1.08)
     ----------               ----------               ----------
           (.34)                     .17                     (.28)
     ----------               ----------               ----------
           (.74)                    (.87)                    (.80)
           (.01)                      --                     (.01)
     ----------               ----------               ----------
           (.75)                    (.87)                    (.81)
     ----------               ----------               ----------
       $   8.91                 $   8.21                 $   8.91
     ----------               ----------               ----------
     ----------               ----------               ----------
          (3.45)%                   1.63%                   (2.82)%
       $ 19,249                 $  1,683                 $  2,113
       $ 18,089                 $  1,919                 $  2,060
           1.64%(c)                 0.93%                    0.89%(c)
           0.89%(c)                 0.93%                    0.89%(c)
           8.96%(c)                10.08%                    9.90%(c)

    See Notes to Financial Statements                                    B-86

       Prudential High Yield Total Return Fund, Inc.
             Report of Independent Accountants
To the Shareholders and Board of Directors of
Prudential High Yield Total Return Fund, Inc.
      In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential High Yield Total Return Fund, Inc. (the 'Fund') at March 31, 2000, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period May 5, 1998 (commencement of operations) through March 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
May 23, 2000
   B-87                                    See Notes to Financial Statements

       Prudential High Yield Total Return Fund, Inc.
             Federal Income Tax Information (Unaudited)
      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (March 31, 2000) as to the federal tax status of dividends paid by the Fund during such fiscal period. Accordingly, we are advising you that in the fiscal period ended March 31, 2000, dividends were paid of $.79, $.75, $.75 and $.81 per share (representing net investment income for Class A, B, C and Z shares respectively, which are taxable as ordinary income). Further, we wish to advise you that 2.43% of the ordinary income dividends paid in the fiscal period ended March 31, 2000 qualified for the corporate dividends received deduction available to corporate taxpayers.
      In January 2001, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends received by you in calendar year 2000.
    See Notes to Financial Statements                                   B-88

                     APPENDIX I--HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

     The following chart shows the long-term performance of various asset classes and the rate of inflation.


                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY



                                     [CHART]



Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential mutual fund.

Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.


Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).


IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1989 through 1999. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.


                         HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

===========================================================================================================
                            1989    1990   1991    1992  1993    1994    1995   1996   1997   1998    1999
-----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)                   14.4%    8.5%   15.3%   7.2%  10.7%   (3.4)%  18.4%   2.7%   9.6%  10.0%  -2.56%
-----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
MORTGAGE
SECURITIES(2)              15.4%   10.7%   15.7%   7.0%   6.8%   (1.6)%  16.8%   5.4%   9.5%   7.0%   1.86%
-----------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
CORPORATE BONDS(3)         14.1%    7.1%   18.5%   8.7%  12.2%   (3.9)%  22.3%   3.3%  10.2%   8.6%  -1.96%
-----------------------------------------------------------------------------------------------------------
U.S. HIGH YIELD
CORPORATE BONDS(4)          0.8%   (9.6)%  46.2%  15.8%  17.1%   (1.0)%  19.2%  11.4%  12.8%   1.6%   2.39%
-----------------------------------------------------------------------------------------------------------
WORLD GOVERNMENT
BONDS(5)                   (3.4)%  15.3%   16.2%   4.8%  15.1%    6.0%   19.6%   4.1%  (4.3%)  5.3%  -5.07%
===========================================================================================================
DIFFERENCE BETWEEN
HIGHEST AND LOWEST
RETURNS PERCENT            18.8%   24.9%   30.9%  11.0%  10.3%    9.9%    5.5%   8.7%  17.1%   8.4%   7.46%
===========================================================================================================



(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).


(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source: Lipper Inc.


(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5) SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 1999. It does not represent the performance of any Prudential mutual fund.


           AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS
                   (12/31/1985 - 12/31/1999) (in U.S. dollars)


                                 [Chart]



Source: Morgan Stanley Capital International (MSCI) and Lipper Inc. as of 12/31/99. Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.

This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.


                                 [Chart]




Source: Lipper Inc. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Composite Stock Price Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.

                   WORLD STOCK MARKET CAPITALIZATION BY REGION
                           WORLD TOTAL: 20.7 TRILLION


                       Canada ......................  2.1%
                       U.S. ........................ 49.0%
                       Europe ...................... 32.5%
                       Pacific Basin ............... 16.4%



Source: Morgan Stanley Capital International, December 31, 1999. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential mutual fund.

     The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


            LONG TERM U.S. TREASURY BOND YIELD IN PERCENT (1926-1999)


                                     [CHART]



Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1999. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.

                   APPENDIX II--GENERAL INVESTMENT INFORMATION

ASSET ALLOCATION


    Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.


DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

    Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                                OTHER INFORMATION

ITEM 23. EXHIBITS.

       (a)(1) Articles of Incorporation. Incorporated by reference to Exhibit 1 to the Initial Registration Statement on Form N-1A filed via EDGAR on March 19, 1997 (File No. 333-23593).

       (a)(2) Articles Supplementary. Incorporated by reference to Exhibit
              (a)(2) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed via EDGAR on March 29, 1999 (File No. 333-23593).

       (b)    Amended and Restated By-Laws of Registrant.*

       (c) Instruments defining rights of shareholders. Incorporated by reference to Exhibit 4 to the Initial Registration Statement on Form N-1A filed via EDGAR on March 19, 1997 (File No. 333-23593).

       (d)(1) Management Agreement between the Registrant and Prudential Investments Fund Management LLC. Incorporated by reference to
              Exhibit 5(a) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed via EDGAR on February 26, 1998 (File No. 333-23593).

       (d)(2) Subadvisory Agreement between Prudential Investments Fund Management LLC and The Prudential Investment Corporation. Incorporated by reference to Exhibit 5(b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed via EDGAR on February 26, 1998 (File No. 333-23593).

       (d)(3) Amendment to Subadvisory Agreement dated as of November 18, 1999, between Prudential Investments Fund Management LLC and The Prudential Investment Corporation.*

       (e)(1) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC. Incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed via EDGAR on March 29, 1999 (File No. 333-23593).

       (e)(2) Form of Selected Dealer Agreement. Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed via EDGAR on March 29, 1999 (File No. 333-23593).

       (g)(1) Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed via EDGAR on February 26, 1998 (File No. 333-23593).

       (g)(2) Amendment to Custodian Contract/Agreement dated as of February 22, 1999 by and between the Registrant and State Street Bank and Trust Company.*

       (h)(1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services LLC. Incorporated by reference to
              Exhibit 9 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed via EDGAR on February 26, 1998 (File No. 333-23593).

       (h)(2) Amendment to Transfer Agency and Service Agreement dated as of August 24, 1999 by and between the Registrant and Prudential Mutual Fund Services LLC (successor to Prudential Mutual Fund Services, Inc.).*

       (i)(1) Opinion of Swidler Berlin Shereff Friedman, LLP. Incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 333-23593) filed via EDGAR on May 28, 1999.

       (i)(2) Consent of Counsel.*

       (j)    Consent of Independent Accountants.*

       (l) Purchase Agreement. Incorporated by reference to Exhibit 13 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed via EDGAR on February 26, 1998 (File No. 333-23593).

       (m)(1) Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed via EDGAR on March 29, 1999 (File No. 333-23593).

       (m)(2) Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed via EDGAR on March 29, 1999 (File No. 333-23593).

       (m)(3) Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed via EDGAR on March 29, 1999 (File No. 333-23593).

       (n) Amended and Restated Rule 18f-3 Plan. Incorporated by reference to Exhibit (o) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed via EDGAR on March 29, 1999 (File No. 333-23593).

       (p)(1) Code of Ethics of Registrant.*

       (p)(2) Code of Ethics of The Prudential Investment Corporation, Prudential Investments Fund Management LLC and Prudential Investment Management Services LLC.*

----------
 * Filed herewith.
                                      C-1

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    None.

ITEM 25.  INDEMNIFICATION.


    As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VII of the Fund's By-Laws (Exhibit (b) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, director, employee, or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and such former and present individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by
Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.


    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.


    The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances. Pursuant and subject to the provisions of Article VII of the Registrant's By-Laws, the Registrant shall indemnify each present and former director, officer, employee, and agent of the Registrant against, or advance the expenses of any such person for, the amount of any deductible provided in any liability insurance policy maintained by the Registrant.

    Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.


    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

    Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


     Under its Articles of Incorporation and By-Laws, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff's position of Section 17(h) advances will be limited in the following respect:


          (1) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

          (2) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

          (3) Such promise must be secured by a surety bond or other suitable insurance; and

          (4) Such surety bond or other insurance must be paid for by the recipient of such advance.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    (a) Prudential Investments Fund Management LLC (PIFM)

    See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference(File No. 801-31104).

    The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.



NAME AND ADDRESS         POSITION WITH PIFM                        PRINCIPAL OCCUPATION
----------------         ------------------                        --------------------
David R. Odenath, Jr.    Officer in Charge,          Officer in Charge, President, Chief Executive
                         President, Chief              Officer and Chief Operating Officer, PIFM; Senior
                         Executive Officer and         Vice President, The Prudential Insurance Company
                         Chief Operating Officer       of America (Prudential)

Robert F. Gunia          Executive Vice President    Executive Vice President and Chief Administrative
                         and Chief Administrative      Officer, PIFM; Vice President, Prudential;
                         Officer                       President, Prudential Investment Management
                                                       Services LLC (PIMS)

William V. Healey        Executive Vice              Executive Vice President, Chief Legal Officer and
                         President, Chief Legal        Secretary, PIFM; Vice President and Associate
                         Officer and                   General Counsel, Prudential; Senior Vice
                         Secretary                     President, Chief Legal Officer and Secretary, PIMS

Brian W. Henderson       Executive Vice President    Executive Vice President, PIFM; Senior Vice
                                                       President and Chief Operating Officer, PIMS

Stephen Pelletier        Executive Vice President    Executive Vice President, PIFM

Judy A. Rice             Executive Vice President    Executive Vice President, PIFM

Lynn M. Waldvogel        Executive Vice President    Executive Vice President, PIFM

    (b) The Prudential Investment Corporation (PIC)

    See "How the Fund is Managed--Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services--Manager and Investment Adviser" in the Statement of Additional Information consituting Part B of this Registration Statement.

    The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, New Jersey 07102.


NAME AND ADDRESS         POSITION WITH PIC                         PRINCIPAL OCCUPATIONS
----------------         -----------------                         ---------------------
Jeffrey Hiller           Chief Compliance Officer      Chief Compliance Officer, Prudential Global Asset
                                                         Management

John R. Strangfeld, Jr.  Chairman of the Board,        President of Prudential Global Asset Management
                         President, Chief                Group of Prudential; Senior Vice President,
                         Executive Officer and           Prudential; Chairman of the Board, President,
                         Director                        Chief Executive Officer and Director, PIC


Bernard Winograd         Senior Vice President         Chief Executive Officer, Prudential Real Estate
                         and Director                    Investors; Senior Vice President and Director, PIC


ITEM 27.  PRINCIPAL UNDERWRITERS


    (a)  Prudential Investment Management Services LLC (PIMS)

    PIMS is distributor for the following open-end management companies: Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Diversified Funds, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund,

Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential International Bond Fund, Inc., Prudential Mid-Cap Value Fund, Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Total Return Bond Fund, Inc., Prudential Tax-Managed Small-Cap Fund, Inc., Prudential World Fund, Inc., The Prudential Investment Portfolios, Inc., Strategic Partners Series Target Funds and The Target Portfolio Trust.

    PIMS is also distributor of the following unit investment trusts: Separate
Accounts: Prudential's Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract G1-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and the Prudential Qualified Individual Variable Contract Account.

     (b) Information concerning the directors and officers of PIMS is set forth below.

                                               POSITIONS AND                   POSITIONS AND
                                               OFFICES WITH                     OFFICES WITH
NAME(1)                                        UNDERWRITER                      REGISTRANT
-------                                        -----------                      ----------

Margaret Deverell .........   Vice President and Chief Financial Officer         None

Robert F. Gunia ...........   President                                          Vice President
                                                                                 and Director

Kevin Frawley .............   Senior Vice President and Compliance Officer       None
  213 Washington Street
  Newark, NJ 07102

William V. Healey .........   Senior Vice President, Secretary and Chief         None
                                Legal Officer

Brian W. Henderson ........   Senior Vice President and Officer                  None

John R. Strangfeld, Jr. ...   Advisory Board Member                              President and
                                                                                 Director

----------

(1) The address of each person named is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-4077 unless otherwise indicated.

     (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS


    All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-4077, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, New Jersey 08830. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) and
Rules 31a-1(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Service LLC.


ITEM 29. MANAGEMENT SERVICES


    Other than as set forth under the captions "How the Fund is Managed--Manager," and "--Distributor" in theProspectus and the captions "Investment Advisory and Other Services--Manager and Investment Adviser," and"--Principal Underwriter, Distributor and Rule 12b-1 Plans" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.


ITEM 30. UNDERTAKINGS


    The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 31st day of May 2000.


                                   PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.


                                   By /s/ JOHN R. STRANGFELD
                                      ----------------------------------
                                          JOHN R. STRANGFELD, PRESIDENT


    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURE                         TITLE                        DATE
         ---------                         -----                        ----
  /s/ Eugene C. Dorsey          Director                            May 31, 2000
----------------------------
      EUGENE C. DORSEY


   /s/ Delayne D. Gold          Director                            May 31, 2000
----------------------------
       DELAYNE D. GOLD


  /s/  Robert F. Gunia          Vice President and Director         May 31, 2000
----------------------------
       ROBERT F. GUNIA


  /s/ Thomas T. Mooney          Director                            May 31, 2000
----------------------------
      THOMAS T. MOONEY


   /s/ Stephen P. Munn          Director                            May 31, 2000
----------------------------
       STEPHEN P. MUNN


/s/ David R. Odenath, Jr.       Vice President and Director         May 31, 2000
----------------------------
    DAVID R. ODENATH, JR.


 /s/ Richard A. Redeker         Director                            May 31, 2000
----------------------------
     RICHARD A. REDEKER


 /s/ John R. Strangfeld         President and Director              May 31, 2000
----------------------------
     JOHN R. STRANGFELD


  /s/ Nancy H. Teeters          Director                            May 31, 2000
----------------------------
      NANCY H. TEETERS


 /s/ Louis A. Weil, III         Director                            May 31, 2000
----------------------------
     LOUIS A. WEIL, III


   /s/ Grace C. Torres          Principal Financial and
----------------------------      Accounting Officer                May 31, 2000
       GRACE C. TORRES

                               EXHIBIT INDEX

EXHIBITS                                                                    PAGE
                                                                            ----
       (b)    Amended and Restated By-Laws of Registrant.

       (d)(3) Amendment to Subadvisory Agreement dated as of November 18, 1999, between Prudential Investments Fund Management LLC and The Prudential Investment Corporation.

       (g)(2) Amendment to Custodian Contract/Agreement dated as of February 22, 1999 by and between the Registrant and State Street Bank and Trust Company.

       (h)(2) Amendment to Transfer Agency and Service Agreement dated as of August 24, 1999 by and between the Registrant and Prudential Mutual Fund Services LLC (successor to Prudential Mutual Fund Services, Inc.).

       (i)(2) Consent of Counsel.

       (j)    Consent of Independent Accountants.

       (p)(1) Code of Ethics of Registrant.

       (p)(2) Code of Ethics of The Prudential Investment
              Corporation, Prudential Investments Fund Management
              LLC and Prudential Investment Management Services LLC.